UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06322

Exact name of registrant as specified in charter:	Delaware Pooled® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

Item 1. Reports to Stockholders

Annual report 2013

October 31, 2013

U.S. equities	International equities
The Large-Cap Value Equity Portfolio	The International Equity Portfolio
The Select 20 Portfolio	The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio	The Emerging Markets Portfolio
The Focus Smid-Cap Growth Equity Portfolio	The Emerging Markets Portfolio II
The Real Estate Investment Trust Portfolio II

U.S. fixed income
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

Delaware Pooled® Trust

Contents

Portfolio objectives	2
The Large-Cap Value Equity Portfolio	4
The Select 20 Portfolio	8
The Large-Cap Growth Equity Portfolio	12
The Focus Smid-Cap Growth Equity Portfolio	16
The Real Estate Investment Trust Portfolio II	20
The Core Focus Fixed Income Portfolio	24
The High-Yield Bond Portfolio	28
The Core Plus Fixed Income Portfolio	32
The International Equity Portfolio	36
The Labor Select International Equity Portfolio	40
The Emerging Markets Portfolio	44
The Emerging Markets Portfolio II	48
Disclosure of Portfolio expenses	52
Security type, sector allocations, country allocations,
and top 10 equity holdings	54
Schedules of investments	66
Statements of assets and liabilities	104
Statements of operations	107
Statements of changes in net assets	110
Financial highlights	114
Notes to financial statements	126
Report of independent registered
public accounting firm	145
Other Portfolio information	146
Board of trustees/directors and officers addendum	158

Delaware Pooled® Trust
Delaware Pooled Trust, based in Philadelphia, is a registered investment company that offers no-load, open-end equity and fixed income mutual funds to institutional and high net worth individual investors.

Delaware Management Company, a series of Delaware Management Business Trust, serves as investment advisor for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for The International Equity,* Labor Select International Equity, and Emerging Markets* Portfolios.

The performance quoted in this report represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting delawareinvestments.com/institutional/performance. Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus and, if available, their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing. Performance includes reinvestment of all distributions.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust (DMBT), which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. (DMHI) and its subsidiaries.

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

*Closed to new investors.
©2013 Delaware Management Holdings, Inc.	2013 Annual report • Delaware Pooled Trust
All third-party marks cited are the property of their respective owners.

Portfolio objectives

The Large-Cap Value Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors.

The Select 20 Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in a portfolio of twenty (20) securities, primarily common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy.

The Large-Cap Growth Equity Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of the Portfolio, we generally consider large-capitalization companies to be those that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index.

The Focus Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of this Portfolio, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Growth Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index. The two indices listed above are for purposes of determining range and not for targeting portfolio management.

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio invests primarily in securities of companies principally engaged in the real estate industry.

The Core Focus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio will invest primarily in a diversified portfolio of investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

The High-Yield Bond Portfolio seeks high total return. The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by Standard & Poor’s (S&P) or similarly rated by another nationally recognized statistical rating organization; (2) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P, rated P-1 or P-2 by Moody’s Investors Service, Inc., or unrated but considered to be of comparable quality.

The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio allocates its investments principally among three sectors of the fixed income securities markets: U.S. investment grade sector, U.S. high yield sector, and international sector.

The International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and that, in the opinion of Mondrian Investment Partners Limited, the Portfolio’s sub-advisor, are undervalued at the time of purchase based on the sub-advisor’s fundamental analysis. Investments will be made mainly in marketable securities of companies in developed countries. The International Equity Portfolio is presently closed to new investors.

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and that, in the opinion of Mondrian Investment Partners Limited, the Portfolio’s sub-advisor, are undervalued at the time of purchase based on the rigorous fundamental analysis that the sub-advisor employs. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics

2013 Annual report • Delaware Pooled Trust

that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio generally invests in equity securities of companies that are organized in, have a majority of their assets in, or derive a majority of their operating income from emerging countries. The Emerging Markets Portfolio is presently closed to new investors.

The Emerging Markets Portfolio II seeks long-term capital appreciation. The Portfolio invests primarily in a broad range of equity securities of companies located in emerging market countries. Emerging market countries include those currently considered to be developing by the World Bank, the United Nations, or the countries’ governments. These countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa. The Portfolio may invest in companies of any size. The portfolio manager believes that although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. The Portfolio seeks to take advantage of these divergences through a fundamental, bottom-up approach. The Portfolio invests in securities of companies with sustainable franchises when they are trading at a discount to the manager’s intrinsic value estimate for that security.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in Portfolios’ prospectus and, if available, their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the applicable prospectus and, if available, the applicable summary prospectus carefully before investing.

The Portfolios of Delaware Pooled® Trust (DPT) are designed exclusively for institutional investors and high net worth individuals.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

The Portfolios’ share prices and yields will fluctuate in response to movements in stock prices.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolios may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolios may be prepaid prior to maturity, potentially forcing the Portfolios to reinvest that money at a lower interest rate.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

Because the Portfolios expect to hold a concentrated portfolio of a limited number of securities, the Portfolios’ risk is increased because each investment has a greater effect on the Portfolios’ overall performance.

The Real Estate Investment Trust II and The Select 20 Portfolios are considered “nondiversified” as defined in the Investment Company Act of 1940. “Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject these Portfolios to greater risks and volatility.

2013 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio
October 31, 2013

For the fiscal year ended Oct. 31, 2013, Delaware Pooled Trust — The Large-Cap Value Equity Portfolio returned +30.09% at net asset value (NAV) with all distributions reinvested. The Portfolio outperformed its benchmark, the Russell 1000® Value Index, which returned +28.29% during the same period. Complete annualized performance for The Large-Cap Value Equity Portfolio is shown in the table on page 6.

Stock market returns were historically high during the Portfolio’s fiscal year, which we credit largely to the ongoing economic stimulus efforts of the Federal Reserve. The central bank maintained its quantitative easing (QE) program, which attempted to lower long-term interest rates and boost economic growth through the monthly purchase of bonds.

In mid-May, Fed Chairman Ben Bernanke announced the bank’s intention to taper QE, once the economy was deemed strong enough to stand on its own. While his comments resulted in a brief correction in stock prices, the Fed backed off these remarks soon after, and equities rebounded to finish the Portfolio’s fiscal year positively. These healthy stock market gains overcame the challenge of relatively sluggish economic growth, as U.S. gross domestic product — a measure of the goods and services produced by the nation — continued to expand at a below-average rate.

Against this backdrop, the Portfolio performed well compared with its benchmark, the Russell 1000 Value Index. Strong stock selection, most notably in the energy, consumer staples, materials, and industrials sectors, was the primary factor behind the Portfolio’s relative outperformance. Tempering the gains, however, were the Portfolio’s picks in the healthcare and information technology sectors, along with a modest cash weighting.

Within energy, the Portfolio saw a particularly large relative performance contribution from its position in Halliburton, a leading oilfield services company. Halliburton’s shares rose off a comparatively low valuation coming into the fiscal year. Additionally, the company continued to generate solid revenue growth, cut costs, and boost its margins.

Meanwhile, within the consumer staples group, grocery chain Safeway was another holding with a low valuation that recovered during the Portfolio’s fiscal year. Various factors helped boost Safeway’s shares, including a well-received sale of its Canadian operations. We ultimately sold the Portfolio’s stake in Safeway, anticipating an increasingly competitive landscape and limited growth potential for the company.

In the industrials sector, defense contractor Northrop Grumman outperformed investors’ expectations. Despite facing the pressure of federal spending cuts, Northrop managed to operate efficiently, while share buybacks proved popular with the market.

In contrast, the healthcare sector was the Portfolio’s biggest source of underperformance relative to the benchmark during the fiscal year. Medical diagnostics company Quest Diagnostics and medical products maker Baxter International were both detractors, as their single-digit returns significantly lagged the overall performance of the benchmark index.

Quest suffered from a weak employment picture, which translated into fewer doctor visits and a drop in the use of the company’s diagnostic services. Meanwhile, Baxter’s lucrative hemophilia drug faced increased competition, while a recent acquisition intended to enhance the company’s presence in the kidney dialysis market had the potential to dilute the company’s earnings over the near term. Still, at the end of the fiscal year, we maintained the Portfolio’s position in both companies, because we believed they were attractively valued and we saw catalysts for potential share price gains going forward.

In the information technology sector, Broadcom faced several major challenges during the fiscal year, from struggling business units to lackluster customer demand. We initially established a position in Broadcom in

The views expressed are current as of the date of this report and are subject to change.

2013 Annual report • Delaware Pooled Trust

July 2013, but shortly afterward, the stock fell sharply in response to the company’s weaker-than-expected revenue forecast. Nevertheless, we remained confident in Broadcom’s financial strength and competitive position, and we added to the Portfolio’s stake at the new lower price.

Throughout the fiscal year, we maintained a somewhat defensive portfolio positioning by emphasizing what we believe to be high-quality businesses, because, in our opinion, such companies could be resilient in the event of a market correction. In addition, in our opinion, many higher-quality issues have traded at more reasonable valuations than comparable stocks of lesser quality.

We continue to insist on this aspect of cheapness and are committed to finding stocks that we believe are demonstrably undervalued, based on our in-depth qualitative research and quantitative analysis. In this regard, we remain enthusiastic about the companies we owned in the Portfolio at the end of the fiscal year.

2013 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
The Large-Cap Value Equity Portfolio	+30.09%	+19.85%	+17.65%	+8.23%	+10.00%
Russell 1000 Value Index	+28.29%	+16.76%	+14.06%	+7.81%	+10.10%

Portfolio profile
Oct. 31, 2013

Total net assets
$89.2 million

Number of holdings
38

Inception date
Feb. 3, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 2003)	Ending value (Oct. 31, 2013)
The Large-Cap Value Equity Portfolio	$1,000,000	$2,206,031
Russell 1000 Value Index	$1,000,000	$2,120,711

2013 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2003, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.09%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2013, through Feb. 28, 2014, in order to prevent total annual Portfolio operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 0.70% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

2013 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Select 20 Portfolio
October 31, 2013

For the fiscal year ended Oct. 31, 2013, Delaware Pooled Trust — The Select 20 Portfolio returned +21.00% at net asset value (NAV) with all distributions reinvested, underperforming its benchmark, the Russell 3000® Growth Index, which returned +29.16% for the same period. Complete annualized performance for The Select 20 Portfolio is shown in the table on page 10.

The Portfolio’s fiscal year was generally a positive one for U.S. equity markets as the S&P 500® Index gained 27% and the Dow Jones Industrial Average gained 22%. The trend outside the United States was mixed, as the MSCI EAFE Index (net) rose 27% while emerging markets struggled a bit — the MSCI Emerging Markets Index (net), for example, returned just 7%. Overall, despite relatively subdued economic conditions and mounting U.S. fiscal policy uncertainty, many investors appeared to embrace riskier assets. (Source: Bloomberg.)

More so than in the past, many investors seemed to take their cues from central bank policy makers during the fiscal year. Federal Reserve comments about the potential for scaling back asset purchases, for example, precipitated a selloff in risk assets. On Sept. 18, however, the Fed surprised investors by not following through on the scale back. In its announcement, the Fed noted a “tightening of financial conditions” in recent months and the need to see more evidence that economic progress can be sustained. On the day of the announcement, the absence of a stimulus reduction boosted the broad market by more than 1.1% (source: Bloomberg). Despite investors’ focus on the Fed, the U.S. economy continued to experience moderate momentum as the fiscal year progressed. Employment and housing statistics showed strength, while manufacturing and aspects of consumer demand were more challenged.

As the fiscal year concluded, there was a series of important, market-moving news events, including: the city of Detroit filing for bankruptcy in July 2013; the U.S. engaging in the Syrian chemical weapons saga (which raised the specter of another war in the Middle East); and the federal government shutting down many of its nonessential activities. U.S. equities reacted to the news flow, generally experiencing up-down-up months, but ultimately continuing their advance, amid a rebound in international developed and emerging market stocks.

Despite strong relative performance in the utilities and consumer discretionary sectors, the Portfolio was unable to overcome weak relative performance in the healthcare and technology sectors.

VeriFone Systems was a detractor during the fiscal year as the stock experienced a string of turbulent quarters. We believe the key underlying company issues have been addressed and have confidence that the company is in a solid position for continued improvement. Additionally, the announcement of a new CEO appeared to give investors increased confidence that the right senior management team is in place. We believe its core business and competitive position in the electronic payment-processing space are more attractive than is currently reflected in the stock price — even after its strong recent appreciation towards the end of the fiscal year. We continue to own a position in the stock, although we have it at a relatively low weight in the Portfolio in an effort to help mitigate the current management transition and stock volatility risk.

Allergan also detracted from performance during the fiscal year. The stock ended the period relatively flat from where it started but experienced volatility along the way. In spring 2013, the company received disappointing news about the FDA’s proposal to allow a generic version of one of its key drugs to be approved without clinical testing. Likewise, the company reported disappointing mid-stage clinical trial results for one of its pipeline products. Despite these setbacks, we believe the company continues to operate at a high level, driven by the core ophthalmology franchise as well as for the broader use of Botox in other noncosmetic, medical indications.

The views expressed are current as of the date of this report and are subject to change.

2013 Annual report • Delaware Pooled Trust

j2 Global was a strong contributor to the Portfolio’s performance during the fiscal year. In addition to generating strong earnings, the company continued to add incremental value for shareholders by making strategic and financially sound acquisitions. While investors initially appeared concerned with some of the company’s acquisition targets outside of its legacy business, in our opinion, solid management execution has resulted in more investor confidence in the acquisition strategy, in general.

Priceline.com was also a contributor to performance during the fiscal year. The company continued to post attractive financial results based on strong growth both domestically and in its European hotel booking business. We believe that market share gains still exist in Europe and that the current expansion into other geographies — such as Asia — still make priceline.com a compelling growth opportunity. While the North American online travel industry has become increasingly competitive and sustainable domestic returns may be difficult to maintain, we believe that there are opportunities overseas for companies like priceline.com that have established a lead in markets that are experiencing significant secular growth.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

2013 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Select 20 Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
The Select 20 Portfolio	+21.00%	+17.72%	+19.56%	+7.32%	+1.11%
Russell 3000 Growth Index	+29.16%	+16.98%	+17.65%	+7.82%	+0.79%

Portfolio profile
Oct. 31, 2013

Total net assets
$188.1 million

Inception date
March 31, 2000

Number of holdings
25

Growth of $1,000,000

	Starting value (Oct. 31, 2003)	Ending value (Oct. 31, 2013)
Russell 3000 Growth Index	$1,000,000	$2,122,903
The Select 20 Portfolio	$1,000,000	$2,027,023

2013 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2003, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.87%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2013, through Feb. 28, 2014, in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.89% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The Dow Jones Industrial Average is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

“Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject these Portfolios to greater risks and volatility.

On Feb. 28, 2008, the Portfolio changed its investment strategy to limit its investments to no less than 15 securities and no more than 25 securities. The performance prior to Feb. 28, 2008 is that of the Portfolio’s predecessor, The All-Cap Growth Equity Portfolio.

2013 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio
October 31, 2013

For the fiscal year ended Oct. 31, 2013, Delaware Pooled Trust — The Large Cap Growth Equity Portfolio returned +27.86% at net asset value (NAV) with all distributions reinvested. The Portfolio slightly underperformed its benchmark, the Russell 1000® Growth Index, which returned +28.29% for the same period. Complete annualized performance for The Large Cap Growth Equity Portfolio is shown in the table on page 14.

The Portfolio’s fiscal year was generally a positive one for U.S. equity markets as the S&P 500® Index gained 27% and the Dow Jones Industrial Average gained 22%. The trend outside the United States was mixed, as the MSCI EAFE Index (net) rose 27% while emerging markets struggled a bit — the MSCI Emerging Markets Index (net), for example, returned just 7%. Overall, despite relatively subdued economic conditions and mounting U.S. fiscal policy uncertainty, many investors appeared to embrace riskier assets. (Source: Bloomberg.)

More so than in the past, many investors seemed to take their cues from central bank policy makers during the fiscal year. U.S. Federal Reserve comments about the potential for scaling back asset purchases, for example, precipitated a selloff in risk assets. On Sept. 18, however, the Fed surprised investors by not following through on the scale back. In its announcement, the Fed noted a “tightening of financial conditions” in recent months and the need to see more evidence that economic progress can be sustained. On the day of the announcement, the absence of a stimulus reduction boosted the broad market by more than 1.1% (source: Bloomberg). Despite investors’ focus on the Fed, the U.S. economy continued to experience moderate momentum as the fiscal year progressed. Employment and housing statistics showed strength, while manufacturing and aspects of consumer demand were more challenged.

As the fiscal year concluded, there was a series of important, market-moving news events, including: the city of Detroit filing for bankruptcy in July 2013; the U.S. engaging in the Syrian chemical weapons saga (which raised the specter of another war in the Middle East); and the federal government shutting down many of its nonessential activities. U.S. equities reacted to the news flow, generally experiencing up-down-up months, but ultimately continuing their advance, amid a rebound in international developed and emerging market stocks.

For the Portfolio, strong relative performance in the financial services and consumer staples sectors was offset by weak relative performance in the healthcare and producer durables sectors.

Priceline.com was one of the strongest contributors to performance during the fiscal year. The company continued to post attractive financial results based on strong growth both domestically and in its European hotel booking business. We believe that the potential for market share gains still exists in Europe and that the current expansion into other geographies — such as Asia — make for priceline.com what we would view as a compelling growth opportunity. While the North American online travel industry has become increasingly competitive and sustainable domestic returns may be difficult to maintain, we think that there are available opportunities overseas for companies like priceline.com that have established a lead in markets experiencing significant secular growth.

Celgene, which was added to the Portfolio in November 2012, was another contributor to performance. The company is a leading player in the treatment of blood cancers and has a growing product pipeline in breast, lung, and pancreatic cancer. During the fiscal year, the FDA gave approval for its drug within the pancreatic cancer segment. We think this could be meaningful for both the company and patient community. Additionally, we believe Celgene has benefited from large growth prospects driven by additional indications of its drugs, by increased usage of existing drugs, and by international growth opportunities.

Teradata, a mid-sized database software company that specializes in aggregating data for business analytics and decision-making, detracted from the Portfolio’s

The views expressed are current as of the date of this report and are subject to change.

2013 Annual report • Delaware Pooled Trust

performance during the fiscal year. The stock declined amid concerns about a difficult information technology spending environment as the company reported earnings that missed investor expectations. Despite these concerns, we believe the issues are transitory as Teradata continues to sign up new clients and grow its existing client business. Additionally, the company continued to benefit from the market’s overall favorable view of the cloud computing and business analytics industry. We believe the company may be well-positioned in a technology spending environment that is focused on making technology buys with a definable return on investment.

Allergan also detracted from the Portfolio’s performance during the fiscal year. The stock ended the period relatively flat from where it started but experienced volatility along the way. In spring 2013 the company received disappointing news about the FDA’s proposal to allow a generic version of one of its key drugs to be approved without clinical testing. Likewise, the company reported disappointing mid-stage clinical trial results for one of its pipeline products. Despite these setbacks, we believe the company continued to operate at a high level, driven by the core ophthalmology franchise as well as for the broader use of Botox in other noncosmetic, medical indications.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

2013 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2013	1 year	3 years	5 years	Lifetime
The Large Cap Growth Equity Portfolio	+27.86%	+18.37%	+18.99%	+7.38%
Russell 1000 Growth Index	+28.29%	+16.81%	+17.51%	+8.11%

Portfolio profile
Oct. 31, 2013

Total net assets
$255.0 million

Inception date
Nov. 1, 2005

Number of holdings
36

Growth of $1,000,000

	Starting value (Nov. 1, 2005)	Ending value (Oct. 31, 2013)
Russell 1000 Growth Index	$1,000,000	$1,875,331
The Large-Cap Growth Equity Portfolio	$1,000,000	$1,767,570

2013 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Nov. 1, 2005, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.65%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2013, through Feb. 28, 2014, in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.65% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The Dow Jones Industrial Average is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

2013 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio
October 31, 2013

For the fiscal year ended Oct. 31, 2013, Delaware Pooled Trust — The Focus Smid-Cap Growth Equity Portfolio returned +35.56% at net asset value (NAV) with all distributions reinvested. The Portfolio underperformed its benchmark, the Russell 2500™ Growth Index, which returned +37.60% for the same period. Complete annualized performance for The Focus Smid-Cap Growth Equity Portfolio is shown in the table on page 18.

The Portfolio’s fiscal year was generally a positive one for U.S. equity markets as the S&P 500® Index gained 27% and the Dow Jones Industrial Average gained 22%. The trend outside the United States was mixed, as the MSCI EAFE Index (net) rose 27% while emerging markets struggled a bit — the MSCI Emerging Markets Index (net), for example, returned just 7%. Overall, despite relatively subdued economic conditions and mounting U.S. fiscal policy uncertainty, many investors appeared to embrace riskier assets. (Source: Bloomberg.)

More so than in the past, many investors seemed to take their cues from central bank policy makers during the fiscal year. Federal Reserve comments about the potential for scaling back asset purchases, for example, precipitated a selloff in risk assets. On Sept. 18, however, the Fed surprised investors by not following through on the scale back. In its announcement, the Fed noted a “tightening of financial conditions” in recent months and the need to see more evidence that economic progress can be sustained. On the day of the announcement, the absence of a stimulus reduction boosted the broad market by more than 1.1% (source: Bloomberg). Despite investors’ focus on the Fed, the U.S. economy continued to experience moderate momentum as the fiscal year progressed. Employment and housing statistics showed strength, while manufacturing and aspects of consumer demand were more challenged.

As the fiscal year concluded, there was a series of important, market-moving news events, including: the city of Detroit filing for bankruptcy in July 2013; the U.S. engaging in the Syrian chemical weapons saga (which raised the specter of another war in the Middle East); and the federal government shutting down many of its nonessential activities. U.S. equities reacted to the news flow, generally experiencing up-down-up months, but ultimately continuing their advance, amid a rebound in international developed and emerging market stocks.

Despite strong relative performance in the financial services and utilities sectors, the Portfolio was unable to overcome weak relative performance in the producer durables and consumer discretionary sectors.

VeriFone Systems was a detractor during the fiscal year because the stock experienced a string of turbulent quarters. We believe the key underlying company issues have been addressed and have confidence that the company is in a solid position for continued improvement. Additionally, the announcement of a new CEO appeared to give investors increased confidence that the right senior management team is in place. We believe its core business and competitive position in the electronic payment-processing space are more attractive than is currently reflected in the stock price — even after its strong recent appreciation towards the end of the fiscal year. We continue to own a position in the stock, although we have it at a relatively low weight in the Portfolio in an effort to help mitigate the current management transition and stock volatility risk.

Ritchie Bros. Auctioneers also detracted from performance during the fiscal year. The company, an industrial equipment auctioneer that sells to onsite and online bidders, lagged as it reported mixed operating results. These results were partially driven by the lack of supply of “newer” used machinery (as a result of decreased production during the recession) and negatively affected the average sale value. Additionally, the company announced it is presently searching for a new CEO as the current CEO will step down during the first half of 2014. Despite the stock’s decline, we believe the company’s

The views expressed are current as of the date of this report and are subject to change.

2013 Annual report • Delaware Pooled Trust

expansion into new geographies as well as the launch of its online equipment marketplace may create attractive growth opportunities going forward.

As for contributors, Core Laboratories was one of the Portfolio’s strongest performers during the fiscal year. The company continued to report strong earnings that beat analyst expectations, aided by increased energy exploration activity in global deepwater target areas. We believe the company remains well positioned onshore in the U.S., given its strong presence in the emerging shale exploration areas, where activity levels tend to be less affected by the ongoing financial turmoil and commodity-price uncertainty. The company has little historical controversy and volatility and we believe it is in a favorable position to continue providing site analysis and solutions for the oil and gas industry.

j2 Global was also a strong contributor to performance. In addition to generating strong earnings, the company continued to add incremental value for shareholders by making strategic and financially sound acquisitions. While investors initially appeared concerned with some of the company’s acquisition targets outside of its legacy business, in our opinion, solid management execution has resulted in more investor confidence in the acquisition strategy.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

2013 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2013	1 year	3 years	5 years	Lifetime
The Focus Smid-Cap Growth Equity Portfolio	+35.56%	+19.92%	+26.49%	+11.14%
Russell 2500 Growth Index	+37.60%	+19.23%	+20.87%	+9.56%

Portfolio profile
Oct. 31, 2013

Total net assets
$89.4 million

Inception date
Dec. 1, 2003

Number of holdings
34

Growth of $1,000,000

	Starting value (Dec. 1, 2003)	Ending value (Oct. 31, 2013)
The Focus Smid-Cap Growth Equity Portfolio	$1,000,000	$2,850,874
Russell 2500 Growth Index	$1,000,000	$2,437,782

2013 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Dec. 1, 2003, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.94%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2013, through Feb. 28, 2014, in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.92% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The Dow Jones Industrial Average is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

2013 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II
October 31, 2013

For the fiscal year ended Oct. 31, 2013, Delaware Pooled Trust — The Real Estate Investment Trust Portfolio II returned +10.01% at net asset value (NAV) with all distributions reinvested. In comparison, the Portfolio’s benchmark, the FTSE NAREIT Equity REITs Index, rose +11.55% during the same period. Complete annualized performance for The Real Estate Investment Trust Portfolio II is shown in the table on page 22.

Real estate investment trusts (REITs) performed well during the Portfolio’s fiscal year ended Oct. 31, 2013, but their favorable 12-month return obscured a significant amount of volatility beneath the surface.

For roughly the first half of the Portfolio’s fiscal year, the REIT market benefited from extraordinarily loose monetary policies from the Federal Reserve. Because REITs are capital-intensive — meaning they can more easily finance their property acquisitions and business operations when interest rates are low — these conditions helped the REIT market, especially sectors with longer leases, such as mall and healthcare operators.

In late May the Fed suggested that once the economy could sustain momentum, it would taper quantitative easing (QE), its program that helped keep long-term interest rates low. Interest rates increased as a result, and REIT investors increasingly moved away from longer-duration companies, toward shorter-duration sectors with less interest rate sensitivity. This trend favored real estate groups such as lodging, self-storage, and industrial operators.

By September, a market correction had essentially erased all of the gains REITs had recorded since the start of the Portfolio’s fiscal year. However, conditions improved in the period’s final two months as continued slow economic growth convinced the Fed to maintain QE for the time being, and the REIT market finished the fiscal year with a respectable gain.

The Portfolio posted solid performance in absolute terms but lagged its benchmark. Stock selection in the specialty REIT category was a factor in the Portfolio’s underperformance; for instance, the Portfolio’s position in American Tower, the country’s biggest operator of cellular towers, detracted from results. The stock generated a positive return that nevertheless trailed the market. We continued to like American Tower for its solid business fundamentals and its potential for faster cash-flow growth in the year ahead; however, we believed that the company’s shares were fully valued and sold the position.

Security selection in the healthcare REIT sector posed another setback for the Portfolio, relative to the index. Within this group, the Portfolio was especially hampered by not owning a position in Omega Healthcare Investors, a strong-performing benchmark component that we avoided in favor of what we saw as better long-term investments.

The Portfolio would have benefited from owning a larger position in CommonWealth REIT, an owner of office and industrial properties that we held briefly, but sold because of concerns about the company’s management team. CommonWealth’s shares subsequently rose, however, in response to the efforts of an activist shareholder who made progress in implementing a new management structure for the firm.

In the industrial category, good stock picking and an overweight allocation had positive effects on the Portfolio’s relative performance. First Industrial Realty Trust was a particularly favorable contributor. The stock, which has been experiencing a multiyear turnaround, began to show results as the company’s net operating income continued to rise.

In absolute terms, the lodging sector was the benchmark’s strongest-performing group during the 12-month period. While the Portfolio’s underweight to the sector hurt relative performance, the Portfolio was helped by its holdings of Strategic Hotels & Resorts, an operator of

The views expressed are current as of the date of this report and are subject to change.

2013 Annual report • Delaware Pooled Trust

high-end hotels, whose shares increased as a result of its attractive valuation, an improved business backdrop for hotels generally, and the market’s increased optimism that the company could be acquired at a premium price.

The Portfolio’s underweight positions in a number of stocks that significantly lagged the benchmark also boosted its performance on a relative basis. HCP in the healthcare sector was one such example.

At the end of its fiscal year, the Portfolio was positioned with a moderate bias toward economically sensitive sectors. This strategy included an overweight allocation to industrial and hotel REITs — two categories with favorable business fundamentals and a lack of available supply, which we believe gives them the potential to generate good growth even in the face of rising interest rates. The Portfolio also was overweight in mall REITs, which we saw as attractively valued sources of growth potential.

Meanwhile, the Portfolio was underweight in self-storage and healthcare REITs. Both categories have done quite well in recent years, and their valuations, in our opinion, were too high in relation to the companies’ cash-flow generation potential.

2013 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
The Real Estate Investment Trust Portfolio II	+10.01%	+12.02%	+13.81%	+9.02%	+9.05%
FTSE NAREIT Equity REITs Index	+11.55%	+12.26%	+15.12%	+9.82%	+9.10%

Portfolio profile
Oct. 31, 2013

Total net assets
$3.9 million

Inception date
Nov. 4, 1997

Number of holdings
57

Growth of $1,000,000

	Starting value (Oct. 31, 2003)	Ending value (Oct. 31, 2013)
FTSE NAREIT Equity REITs Index	$1,000,000	$2,552,023
The Real Estate Investment Trust Portfolio II	$1,000,000	$2,371,204

2013 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2003, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.76%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2013, through Feb. 28, 2014, in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.95% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber REITs.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

“Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject Portfolios to greater risks and volatility.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

2013 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio
October 31, 2013

In a challenging environment for higher-quality fixed income portfolios, Delaware Pooled Trust — The Core Focus Fixed Income Portfolio returned -2.36% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2013. The Portfolio’s benchmark, the Barclays U.S. Aggregate Index, returned -1.08% for the same period. Complete annualized performance for The Core Focus Fixed Income Portfolio is shown in the table on page 26.

On a total return basis, higher-quality bonds struggled to tread water during the Fund’s fiscal period as a series of extraordinary events — in the context of historically low nominal yields — frequently exerted pressure on prices.

The fiscal period can be divided into three segments. The first, from November 2012 through mid-May 2013, was notable for the U.S. Federal Reserve’s pledge to link benchmark interest rates to a specific level of employment and inflation. More importantly, the Fed also committed to buying $85 billion of Treasury and mortgage-backed securities (MBS) a month until clear evidence of a sustainable recovery in the labor market emerged.

Consistent with previous episodes of asset purchases financed with newly printed money, bond yields actually inched higher over this roughly six-month period. Investors interpreted the Fed’s apparent backstop for the U.S. economy as a reason to rotate out of bonds and into riskier assets such as equities.

In mid-May, all asset markets — and fixed income in particular — were abruptly shaken when Fed Chairman Ben Bernanke said the central bank could begin to “taper” bond buying by the end of the year, and conclude it altogether by mid-2014. While prices fell (and yields rose) across all segments of the bond market over the summer months, corporate bonds and longer-dated Treasury securities were especially hard hit due to widening credit spreads and the expectation of reduced Fed buying.

Yields subsequently retreated in September after the Fed unexpectedly declined to start scaling back its bond-buying program.

Overall, the Fund’s underweight to Treasury securities aided relative performance during its fiscal year. However, our emphasis on the intermediate- and longer-term portion of the Treasury yield curve was a negative factor, since that part of the curve experienced the largest backup in rates during the spring and summer months of 2013. Over one 6-week stretch, for instance, the yield on the Treasury’s benchmark 10-year note rose close to 1.0%.

Rising bond yields also impacted the MBS market. Over that same 6-week period, rates on conventional 30-year mortgages also shot higher by about one percentage point. As such, the Portfolio’s neutral- to underweight allocation to government (agency) MBS was a positive factor for relative performance. However, security selection among MBS exerted a variable impact on return. Early in the Portfolio’s fiscal period, our overweight to 15- and 30-year lower-coupon MBS (meant to defend against prepayments) had a positive impact on performance; later, however, those securities lagged amid rising bond yields and concerns about extension risk.

Within the asset-backed securities (ABS) market, our focus on short-term and floating-rate securities was positive over most of the Portfolio’s fiscal period. Our decision to overweight commercial MBS also aided Portfolio performance, although our focus on high-quality issues offset much of that advantage. Finally, the Portfolio benefited from a continuing overweight allocation to investment grade bonds early in the Fund’s fiscal year. Security selection within the sector was also a positive, especially within the industrial, utility, and financial areas. Notable contributors included Ameren Illinois and Liberty Mutual. (The positive effects of these holdings were offset mildly by detractors that included Talisman Energy and Barrick Gold). However, our overweight

The views expressed are current as of the date of this report and are subject to change.

2013 Annual report • Delaware Pooled Trust

allocation to the corporate sector detracted from returns as rates rose and credit spreads widened following the Fed’s spring and summer “taper talk.” Our decision to overweight the lowest rung on the investment grade credit ladder (BBB) aided relative performance somewhat, given the overall “risk on” mindset that prevailed in domestic financial markets.

During the period, the Portfolio also invested in interest rate futures and options on interest rate futures. These instruments were used primarily for hedging interest rate risks and to attempt to capitalize on volatility levels. The aggregate positions generally detracted from absolute and relative performance by approximately 0.43%.

As the new fiscal period begins, we have positioned the Portfolio with an overweight to MBS, collateralized mortgage obligations, and commercial MBS. Conversely, the Portfolio remains underweight U.S. Treasury debt and agency bonds. The Portfolio maintains a roughly neutral allocation to investment grade corporate bonds.

2013 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2013	1 year	3 years	5 years	Lifetime
The Core Focus Fixed Income Portfolio	-2.36%	+3.60%	+7.20%	+5.01%
Barclays U.S. Aggregate Index	-1.08%	+3.02%	+6.09%	+4.96%

Portfolio profile
Oct. 31, 2013

Total net assets
$4.9 million

Inception date
June 30, 2004

Number of holdings
238

Growth of $1,000,000

	Starting value (June 30, 2004)	Ending value (Oct. 31, 2013)
The Core Focus Fixed Income Portfolio	$1,000,000	$1,578,684
Barclays U.S. Aggregate Index	$1,000,000	$1,572,166

2013 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on June 30, 2004, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.05%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2013, through Feb. 28, 2014, in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.43% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

2013 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The High-Yield Bond Portfolio
October 31, 2013

For the fiscal year ended Oct. 31, 2013, Delaware Pooled Trust — The High-Yield Bond Portfolio returned +10.24% at net asset value (NAV) with all distributions reinvested. For the same period, the Portfolio’s benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index, returned +8.82%. Complete annualized performance for The High-Yield Bond Portfolio is shown in the table on page 30.

High yield bonds outperformed most sectors of the fixed income market during the Portfolio’s fiscal year, as a “risk on” mindset generally prevailed in an environment of exceptionally low policy and market interest rates.

While overall economic growth remained tepid worldwide, investors were heartened by a stabilization of debt issues in the euro zone, a recovery in the U.S. housing sector, and a continuation of record low short-term interest rates. Demand for high yield securities was bolstered by the group’s relatively strong credit profile, which reflected low default rates after years of balance-sheet repair and significantly more ratings upgrades than downgrades.

After rallying from December 2012 through April 2013, high yield bond prices suffered a sharp decline following Federal Reserve Chairman Ben Bernanke’s unexpected announcement that the central bank may begin to wind down its $85 billion monthly bond purchases in the fall, and end the program altogether by mid-2014.

Yet after having prepared the markets for an imminent reduction in monetary support, the Fed declined to begin the tapering process in September. With sentiment further bolstered by a relaxation of the Syrian crisis and the re-election of German Chancellor Angela Merkel, high yield bond prices (and most risk assets) rallied strongly over the remainder of the Portfolio’s fiscal year.

Overall, the Portfolio’s large overweight to the riskier B and CCC-rated bonds was a contributor to relative performance, as was its corresponding underweight to BB-rated debt, the highest rung on the non-investment-grade ladder. As a reflection of the healthy risk appetites that often prevailed during the Portfolio’s fiscal year, strength in the high yield market was concentrated among lower-quality issues, with CCC-rated debt outperforming BB-rated bonds by about six percentage points. Notably, we maintained an overweight to those lower-rated categories even during the spring and summer of 2013, when risk appetites had diminished. At that time, we viewed the selloff in high yield (outflows from the sector over the first three weeks of June set a record) as unrelated to a deterioration in credit quality. In fact, the high yield default rate remained stable at just over 1% during this unsettled period.

Sector allocations, especially to telecommunications/media, basic industry, and insurance, also aided relative performance over the full fiscal year. During the first half of the period, however, our underweight to BB-rated bonds occasionally detracted from returns, as did allocations to securities in the technology, energy, and utility groups. Later, Portfolio holdings in media, finance, and healthcare also detracted from relative performance.

At the individual security level, the Fund benefited from strong gains in Clear Channel Worldwide Holdings (telecommunications), Meritor (automotive components), ING Vysya Bank (financial services) (sold out), Lloyds Banking Group (banking) (sold out), Algeco Scotsman (a leader in the mobile office and facilities sector), and HUB International (insurance) (sold out). Of note, Algeco reported improvements in operating and financial results, generating a steady level of investor support throughout the fiscal year. It is important to note that higher-beta (riskier) securities, especially from the financial services sector, benefited from strong investor demand for speculative issues, except during the roughly four months of persistent “taper talk” from the Fed. Among individual detractors, the economically sensitive Avaya Holdings (telecommunications) (sold out) and American International Group (insurance)

The views expressed are current as of the date of this report and are subject to change.

2013 Annual report • Delaware Pooled Trust

each underperformed during the period of rising rates. Additional detractors included Getty Images (digital content), Regions Financial (banking), and Bon-Ton Department Stores (mid-Atlantic department stores), especially in the Portfolio’s fourth fiscal quarter.

As the new fiscal year begins, the Portfolio holds more than two-thirds of its assets in B and CCC-rated bonds, and maintains close to benchmark duration. In addition, the Portfolio is overweight consumer cyclicals, insurance, and emerging markets, and underweight basic industry, healthcare, and financial services.

2013 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The High-Yield Bond Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
The High-Yield Bond Portfolio	+10.24%	+9.93%	+18.64%	+9.93%	+8.54%
BofA Merrill Lynch U.S. High Yield
Constrained Index	+8.82%	+8.88%	+18.11%	+8.75%	+7.44%

Portfolio profile
Oct. 31, 2013

Total net assets
$135.3 million

Inception date
Dec. 2, 1996

Number of holdings
275

Growth of $1,000,000

	Starting value (Oct. 31, 2003)	Ending value (Oct. 31, 2013)
The High-Yield Bond Portfolio	$1,000,000	$2,577,798
BofA Merrill Lynch U.S. High Yield Constrained Index	$1,000,000	$2,314,119

2013 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2003, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.58%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2013, through Feb. 28, 2014, in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.59% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The BofA Merrill Lynch U.S. High Yield Constrained Index tracks the performance of U.S. dollar–denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Bond ratings are determined by a nationally recognized statistical rating organization (NRSRO).

2013 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio
October 31, 2013

For the fiscal year ended Oct. 31, 2013, Delaware Pooled Trust — The Core Plus Fixed Income Portfolio returned -0.55% at net asset value (NAV) with all distributions reinvested. The Portfolio’s benchmark, the Barclays U.S. Aggregate Index, returned -1.08% for the same period. Complete annualized performance for The Core Plus Fixed Income Portfolio is shown in the table on page 34.

Despite continued tepid economic growth and unflagging monetary support from the U.S. Federal Reserve, high-quality sectors of the fixed income market faced significant headwinds during the Portfolio’s fiscal year.

As the 12-month period began, yields on intermediate-term Treasurys hovered well below 2% — about a half percentage point above their historic lows. This, of course, left little scope for further rate declines or capital appreciation (bond prices move inversely to yields) and made the government sector of the fixed income market especially vulnerable to favorable economic news or the removal of monetary props.

In December 2012, the Fed took the unprecedented step of pledging to keep the fed funds rate at nearly zero until unemployment fell to 6.5% or inflation rose to 2.5%, whichever came first.

In May, however, the Fed shocked the financial markets by declaring its intention to adjust another stimulus program it had in place — specifically it announced that it may begin to “taper” its $85 billion monthly asset purchases by the end of the year, and conclude its bond-buying program altogether by mid-2014. As various Fed officials repeated this plan in subsequent weeks, bond yields shot sharply higher, causing sizeable price declines in high yield and longer-dated Treasurys.

Confronted with evidence that higher borrowing costs were hurting the housing market, the Fed declined to begin tapering its asset purchases in September as investors had been led to believe. Bond yields subsequently drifted lower after the Fed postponed tapering indefinitely.

The Portfolio was underweight the weak Treasury sector for the entire fiscal year, yet this relative performance advantage was partially offset by our focus on the intermediate- and longer-term portions of the yield curve, the areas most affected by the rise in market rates during the spring and summer months. Between mid-May and early September, for example, the yield on the Treasury’s benchmark 10-year bond climbed by almost 1.0%. Though a rise of that magnitude may not have had a large effect on prices in a “normalized” rate environment, the effect was significant with yields at such historically low levels.

Given the upward bias in longer-term rates, our neutral to underweight allocation to the government mortgage-backed securities (MBS) sector was a positive factor in relative performance. Our focus on lower-coupon 15- and 30-year securities, however, offset that performance advantage. Though we took this position to help defend against prepayment risk, these securities nonetheless were affected by the steady rise in bond yields during the spring and summer months. Elsewhere, the Portfolio benefited from its allocation to asset-backed securities (ABS), especially because of our focus on short-term and floating-rate issues. In the commercial MBS space, the Portfolio enjoyed strong absolute and relative performance, although our emphasis on higher-quality securities was a slight detractor at times, given the sector’s enhanced sensitivity to interest rates.

The Portfolio’s overweight to investment grade corporate bonds — specifically in the industrial, utility and financial areas of the market — aided relative performance, as did security decisions within the sector. Among “plus” sectors, high yield significantly boosted relative and absolute performance, as the Portfolio also gained from strong security selection and an overweight allocation to bank loans. Modest exposure to emerging market and non-dollar developed market debt and currencies were detractors. Across the Portfolio’s corporate bond holdings, examples of contributors included Verizon

The views expressed are current as of the date of this report and are subject to change.

2013 Annual report • Delaware Pooled Trust

Communications and Samson Investment Co. The positive effects of such holdings were offset somewhat by detractors such as Talisman Energy and China Petroleum.

During the Portfolio’s fiscal year, we invested in single-name (sovereign) credit default swaps, credit default swap baskets, forward foreign currency contracts, interest rate swaps, futures, and options. The credit default swaps and credit default swap baskets were used primarily for potential protection against economic contagion risk stemming from Europe. The forward foreign currency contracts were used to hedge the currency risk of securities denominated in foreign currencies (or to more generally manage foreign currency exposures within the Portfolio). The interest rate swaps, futures, and options were used primarily to seek to hedge interest rate risks and to seek to capitalize on volatility levels. Though the aggregate derivative positions generally detracted from absolute and relative performance by approximately 0.75%, we were comfortable holding them as risk management tools in an uneven macroeconomic environment.

As the new fiscal period begins, the Portfolio remains overweight investment grade corporate bonds and high yield, and slightly overweight commercial MBS, ABS, and emerging market and international developed market bonds. We also maintain a neutral weighting to government MBS and a large underweight to U.S. Treasury debt. Overall, we are significantly overweight lower-rated bonds (BBB and below) and correspondingly underweight AAA-rated (investment grade) securities.

2013 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
The Core Plus Fixed Income Portfolio	-0.55%	+4.01%	+9.62%	+6.14%	+6.52%
Barclays U.S. Aggregate Index	-1.08%	+3.02%	+6.09%	+4.78%	+5.01%

Portfolio profile
Oct. 31, 2013

Total net assets
$56.6 million

Inception date
June 28, 2002

Number of holdings
530

Growth of $1,000,000

	Starting value (Oct. 31, 2003)	Ending value (Oct. 31, 2013)
The Core Plus Fixed Income Portfolio	$1,000,000	$1,814,929
Barclays U.S. Aggregate Index	$1,000,000	$1,594,394

2013 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2003, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.62%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2013, through Feb. 28, 2014, in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.45% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Portfolio may be invested in foreign corporate bonds, which have special risks not ordinarily associated with domestic investments, such as currency fluctuations, economic and political change, and different accounting standards.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Bond ratings are determined by a nationally recognized statistical rating organization (NRSRO).

2013 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The International Equity Portfolio
October 31, 2013

Delaware Pooled Trust — The International Equity Portfolio returned +24.59% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2013. The Portfolio’s benchmark, the MSCI EAFE Index, returned +27.40% (gross) and +26.88% (net) for the same period. Complete annualized performance for The International Equity Portfolio is shown in the table on page 38.

The Portfolio’s fiscal year was quite strong for international equity returns. During this period, the markets rallied, fell back, then rallied again based on factors that included election results, central bank interventions, and other political considerations. It is generally recognized that the European Central Bank (ECB) supported equity markets through its commitment to supply liquidity to the financial system. Somewhat less prominent, but also important, was the Bank of England’s expression of a strong bias toward greater quantitative easing (QE). Meanwhile, in France, employers and unions reached an unprecedented compromise on labor market reform. Now employers have greater flexibility to negotiate lower wages or reduce working hours during periods of economic weakness.

However, by the spring of 2013, negative political winds started blowing. In Italy, elections failed to produce conclusive results, and shares of Italian companies were pummeled. During May and June, markets reacted negatively to the uncertainty connected with the negotiations for a financial support package for Cyprus, as well as to renewed concerns about the need for yet another recapitalization of Spanish banks.

The winds shifted again over the summer, when Japanese Prime Minister Shinzo Abe’s party won control of the upper house in July. Mr. Abe’s plan, dubbed “Abenomics,” includes serious reform measures designed to stimulate GDP growth and to encourage the transfer of wealth from elderly savers (some of whom literally stuff money under their mattresses) to younger workers and families who might want to buy houses or invest more productively. Japanese equities zoomed ahead by 40%.

At the same time in Germany, it became clear that Chancellor Angela Merkel would likely win reelection by a comfortable margin. Merkel’s steady leadership has been a force for stability, reassuring markets that the euro zone would make it through the financial crisis.

Against this market backdrop, the Portfolio benefited from its country allocation investments. Exposures to Japan and Germany added to returns. These were offset by overinvestments in Israel and Singapore, which lagged the broad index.

The Portfolio’s currency allocations also added to returns. An overinvestment in the euro, which was up 4.9% versus the U.S. dollar, was the major factor. The Portfolio also gained from a partial defensive hedge out of the overvalued Australian dollar.

As expected, the Portfolio’s traditional positioning in defensive sectors held it back a bit during this latest move upward for international equities. The exception was the telecommunications services sector, which returned 39.5% during the period, supported by Vodafone Group’s announced disposal of its 45% interest in Verizon Wireless along with news of a more welcoming regulatory environment in Europe for telecommunications companies. The Portfolio’s overinvestment in this sector was positive versus the benchmark index, as was its underinvestment in the underperforming materials sector. However, underinvestments in two of the index’s strongest sectors — consumer discretionary (+45.2%) and financials (+32.6%) — offset these positives. Among individual securities, the biggest disappointment was the German utility company RWE, which fell 13%. Investors punished the stock because of a disappointing mid-term earnings outlook and a deterioration of electricity prices. Teva Pharmaceutical Industries, an Israeli pharmaceutical

The views expressed are current as of the date of this report and are subject to change.

2013 Annual report • Delaware Pooled Trust

company known chiefly for its generic drugs, fell 5.7%. This was primarily due to concerns about the company’s leading drug, Copaxone, which is a proprietary product likely to come off patent in 2014.

Canon, the Japanese maker of cameras and office machines, had a return of +1.9%, but lagged the market by a wide margin. Although the company has shored up its relationship with Hewlett Packard, the demand for its office printers remains weak, along with slowing sales of its high-end SLR cameras.

The strongest-performing stocks in the Portfolio included Carrefour, the French food retailer, which gained 55.1%. The management team led by new chief executive Georges Plassat is successfully implementing a three-year turnaround strategy. Koninklijke Ahold, the Dutch supermarket retailer, gained 55.4% because of its robust financial results and an increased expectation of share buybacks or a special dividend, anticipated to happen later this year.

Finally, shares of Reed Elsevier, the Anglo-Dutch media company, advanced 54.9% on solid financial performance. Management improved operations at the company’s legal division, which had been a drag on results.

It’s been five years since the start of the global financial crisis, and we’ve seen huge volatility and disruptions during this period. Throughout this challenging span of time, we’ve worked to maintain stable Portfolio performance by relying on our disciplined focus on company-by-company measurements such as stable dividends and strong cash flows.

A note on derivatives: The Portfolio held hedges (using three-month forward currency contracts) on 80% of its Australian dollar exposure, which represented 2.8% of the total portfolio, as of the end of its fiscal year. We have chosen to hedge part of the Australian dollar exposure because our analysis shows that it is significantly overvalued against the U.S. dollar, and we wish to protect the value of the underlying investment in the Australian market. The Portfolio gained from a partial defensive hedge out of the overvalued Australian dollar over the period.

2013 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
The International Equity Portfolio	+24.59%	+8.09%	+9.79%	+8.16%	+8.33%
MSCI EAFE Index (gross)	+27.40%	+8.88%	+12.52%	+8.20%	+6.34%
MSCI EAFE Index (net)	+26.88%	+8.38%	+11.99%	+7.71%	+5.95%

Portfolio profile
Oct. 31, 2013

Total net assets
$491.7 million

Inception date
Feb. 4, 1992

Number of holdings
59

Growth of $1,000,000

	Starting value (Oct. 31, 2003)	Ending value (Oct. 31, 2013)
MSCI EAFE Index (gross)	$1,000,000	$2,198,498
The International Equity Portfolio	$1,000,000	$2,191,393
MSCI EAFE Index (net)	$1,000,000	$2,101,921

2013 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2003, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.87%.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio is presently closed to new investors.

2013 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Labor Select International Equity Portfolio
October 31, 2013

Delaware Pooled Trust — The Labor Select International Equity Portfolio returned +23.11% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2013. The Portfolio’s benchmark, the MSCI EAFE Index, returned +27.40% (gross) and +26.88% (net) for the same period. Complete annualized performance for The Labor Select International Equity Portfolio is shown in the table in page 42.

The Portfolio’s fiscal year was quite strong for international equity returns. During this period, the markets rallied, fell back, then rallied again based on factors that included election results, central bank interventions, and other political considerations. It is generally recognized that the European Central Bank (ECB) supported equity markets through its commitment to supply liquidity to the financial system. Somewhat less prominent, but also important, was the Bank of England’s expression of a strong bias toward greater quantitative easing (QE). Meanwhile, in France, employers and unions reached an unprecedented compromise on labor market reform. Now employers have greater flexibility to negotiate lower wages or reduce working hours during periods of economic weakness.

However, by the spring of 2013, negative political winds started blowing. In Italy, elections failed to produce conclusive results, and shares of Italian companies were pummeled. During May and June, markets reacted negatively to the uncertainty connected with the negotiations for a financial support package for Cyprus, as well as to renewed concerns about the need for yet another recapitalization of Spanish banks.

The winds shifted again over the summer, when Japanese Prime Minister Shinzo Abe’s party won control of the upper house in July. Mr. Abe’s plan, dubbed “Abenomics,” includes serious reform measures designed to stimulate GDP growth and to encourage the transfer of wealth from elderly savers (some of whom literally stuff money under their mattresses) to younger workers and families who might want to buy houses or invest more productively. Japanese equities zoomed ahead by 40%.

At the same time in Germany, it became clear that Chancellor Angela Merkel would likely win reelection by a comfortable margin. Merkel’s steady leadership has been a force for stability, reassuring markets that the euro zone would make it through the financial crisis.

Against this market backdrop, the Portfolio benefited from its country allocation investments. Exposures to Japan and Germany added to returns. These were offset by overinvestments positions in Israel and Singapore, which lagged the broad index.

The Portfolio’s currency allocations also added to returns. An overinvestment in the euro, which was up 4.9% versus the U.S. dollar, was the major factor. The Portfolio also gained from a partial defensive hedge out of the overvalued Australian dollar.

As expected, the Portfolio’s traditional positioning in defensive sectors held it back a bit during this latest move upward for international equities. The exception was the telecommunications services sector, which returned +39.5% during the period, supported by Vodafone Group’s announced disposal of its 45% interest in Verizon Wireless along with news of a more welcoming regulatory environment in Europe for telecommunications companies. The Portfolio’s overinvestment in this sector was positive versus the benchmark index, as was the Portfolio’s underinvestment in the underperforming materials sector. However, underinvestements in two of the index’s strongest sectors — consumer discretionary (+45.2%) and financials (+32.6%) offset these positives. Among individual securities, the biggest disappointment was the German utility company RWE, which fell 13%. Investors punished the stock because of a disappointing mid-term earnings outlook and a deterioration of electricity prices.

The views expressed are current as of the date of this report and are subject to change.

2013 Annual report • Delaware Pooled Trust

Teva Pharmaceutical Industries, an Israeli pharmaceutical company known chiefly for its generic drugs, fell 5.7%. This was primarily due to concerns about the company’s leading drug, Copaxone, which is a proprietary product likely to come off patent in 2014. Canon, the Japanese maker of cameras and office machines, had a return of +1.9%, but lagged the market by a wide margin. Although the company has shored up its relationship with Hewlett Packard, the demand for its office printers remains weak, along with slowing sales of its high-end SLR cameras.

The strongest-performing stocks in the Portfolio included Carrefour, the French food retailer, which gained 55.1%. The management team led by new chief executive Georges Plassat is successfully implementing a three-year turnaround strategy. Koninklijke Ahold, the Dutch supermarket retailer, gained 55.4% because of its robust financial results and an increased expectation of share buybacks or a special dividend, anticipated to happen later this year. Finally, shares of Reed Elsevier, the Anglo-Dutch media company, advanced 54.9% on solid financial performance. Management improved operations at the company’s legal division, which had been a drag on results.

It’s been five years since the start of the global financial crisis, and we’ve seen huge volatility and disruptions during this period. Throughout this challenging span of time, we’ve worked to maintain stable Portfolio performance by relying on our disciplined focus on company-by-company measurements such as stable dividends and strong cash flows.

A note on derivatives: The Portfolio held derivatives during the fiscal year in the form of defensive forward currency contracts in an unleveraged and fully covered manner. As of the end of the fiscal period, we were hedging 80% of the Portfolio’s Australian dollar exposure, which represents 3.0% of the total portfolio. This hedging is undertaken using three-month forward currency contracts. We have chosen to hedge part of the Australian dollar exposure because our analysis shows that it is significantly overvalued against the U.S. dollar, and we wish to protect the value of the underlying investment in the Australian market. The Portfolio gained from a partial defensive hedge out of the overvalued Australian dollar during the fiscal period.

2013 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
The Labor Select International Equity Portfolio	+23.11%	+7.38%	+9.32%	+7.83%	+8.10%
MSCI EAFE Index (gross)	+27.40%	+8.88%	+12.52%	+8.20%	+5.80%
MSCI EAFE Index (net)	+26.88%	+8.38%	+11.99%	+7.71%	+5.39%

Portfolio profile
Oct. 31, 2013

Total net assets
$506.1 million

Inception date
Dec. 19, 1995

Number of holdings
51

Growth of $1,000,000

	Starting value (Oct. 31, 2003)	Ending value (Oct. 31, 2013)
MSCI EAFE Index (gross)	$1,000,000	$2,198,498
The Labor Select International Equity Portfolio	$1,000,000	$2,124,579
MSCI EAFE Index (net)	$1,000,000	$2,101,921

2013 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2003, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.87%.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

2013 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Emerging Markets Portfolio
October 31, 2013

Delaware Pooled Trust — The Emerging Markets Portfolio returned +3.36% at net asset value (NAV) with all distributions reinvested or the fiscal year ended Oct. 31, 2013. The Portfolio’s benchmark, the MSCI Emerging Markets Index, returned +6.90% (gross) and +6.53% (net). Complete annualized performance for The Emerging Markets Portfolio is shown in the table in page 46.

The fiscal year started strongly for the emerging markets asset class. By the close of 2012, China was showing signs of stabilizing its economy, and investors took note. Notwithstanding the global economic challenges emerging markets have continued to face, many of them rallied and continued their surge through early 2013.

However, after U.S. Federal Reserve Chairman Ben Bernanke’s remarks in May about a contemplated wind-down of the Fed’s quantitative easing programs, investors began a broad-based selloff of emerging markets securities (along with many U.S. and other developed market securities), and global volatility rose dramatically. Among emerging market nations, a country’s ability to weather the effects of potentially higher U.S. interest rates in attracting capital became a dominant investor concern. Since that time, returns across this asset class have been highly polarized, with a country’s performance dependent to some extent on its current account deficit (CAD) position.

In our view, during the second half of the Portfolio’s fiscal period, this perspective gave short shrift to a longer-term evaluation of each country’s fundamental outlook. Attributes that we believe generate value for the Portfolio, such as transparency in corporate governance, earnings and dividends outlooks, as well as strong domestic — versus export driven — markets, were overshadowed.

In fact, much of the Portfolio’s underperformance versus the benchmark was due to our country-level allocation decisions. The Portfolio was underinvested in three of the strongest-performing markets during the one-year period: Taiwan, up slightly more than 18%, Korea, up 12.65%, and Russia, up approximately 11%. All three countries carry current account surpluses. In these respective countries, the Portfolio was underinvested by approximately 7.0%, 7.5%, and 2.5%. We’ve long held underinvestments in all three, because valuations have not been sufficiently attractive given our assessment of their various risk profiles. Additionally, our overinvestments in so-called CAD economies like Turkey (down 3.67%) and Indonesia (down 13.66%) hurt the Portfolio’s relative and absolute performance as well.

From a sector perspective, while we have maintained an underinvestment in financials throughout the period, our relatively high exposure to financials in CAD economies like India, Indonesia, and Turkey was a negative for the Portfolio. The Portfolio’s underinvestment in information technology, which outperformed within the broader index, returning more than 20% was an additional sector negative. Alternatively, the Portfolio’s positioning in the consumer sectors and utilities was a clear positive during the fiscal year. Another strong positive was an underinvestment in the materials sector; these stocks struggled during the period, returning -8.93% within the Portfolio’s benchmark.

Our stock selection decisions generally tempered our disappointing country allocations. Our bottom-up, stock-by-stock decisions were largely positive for the Portfolio’s relative performance. The strongest-performing stocks for the period included three Chinese companies. China Gas Holdings was up more than 106%. The gas distributor stands to benefit because the Chinese government is focused on increasing gas as a proportion

The views expressed are current as of the date of this report and are subject to change.

2013 Annual report • Delaware Pooled Trust

of China’s total energy consumption. Sands China, the casino operator in Macau, gained just under 100% — and the Portfolio held a relatively large position in its stock. Jiangsu Expressway, a Chinese toll road company, was up nearly 53% for the period.

Our stock selection in Korea, Peru, Chile, and Mexico also helped the Portfolio’s absolute and relative performance. One Mexican standout was Compartamos, the largest microfinance bank in Mexico, at +48% for the period.

Larsen & Toubro, an Indian engineering and construction company, was a name that disappointed, at -20% for the fiscal period. Despite the stock’s underperformance for the year, we believe our longer-term investment rationale still holds, and that the stock remains a fitting complement to the rest of the Portfolio. Other stocks that turned in weak performances included the Indonesian conglomerate Astra International at -28%. Although most of our Chinese stocks were strong performers, two were down significantly: Belle International Holdings, the shoe manufacturer and retailer, was down 23%. China Shenhua Energy, China’s largest state-owned coal mining company, was down 24%.

We remain long-term defensive value managers who use a dividend discount model to value our securities. We believe that, despite a challenging outlook for the global economy, our focus on solid companies with good free cash flows (and that pay strong dividends) could enhance our chances of doing well in the prevailing market environment.

Unless otherwise noted, market developments and financial returns previously cited are based on data published by Morgan Stanley Capital International (MSCI).

2013 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
The Emerging Markets Portfolio	+3.36%	+1.84%	+15.48%	+13.54%	+9.26%
MSCI Emerging Markets Index (gross)	+6.90%	+0.63%	+15.76%	+12.77%	+7.03%
MSCI Emerging Markets Index (net)	+6.53%	+0.29%	+15.39%	+12.41%	+6.76%

Portfolio profile
Oct. 31, 2013

Total net assets
$333.9 million

Inception date
April 16, 1997

Number of holdings
80

Growth of $1,000,000

	Starting value (Oct. 31, 2003)	Ending value (Oct. 31, 2013)
The Emerging Markets Portfolio	$1,000,000	$3,561,813
MSCI Emerging Markets Index (gross)	$1,000,000	$3,327,379
MSCI Emerging Markets Index (net)	$1,000,000	$3,222,385

2013 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2003, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.20%. The purchase reimbursement fee (0.55%) and redemption reimbursement fee (0.55%) are paid to the Portfolio. The fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. Reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the “Performance of $1,000,000” chart.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio is presently closed to new investors.

2013 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Emerging Markets Portfolio II
October 31, 2013

For the fiscal year ended Oct. 31, 2013, Delaware Pooled Trust — The Emerging Markets Portfolio II returned +18.68% at net asset value (NAV) with all distributions invested. The Portfolio’s benchmark, the MSCI Emerging Markets Index, returned +6.90% (gross) and +6.53% (net) for the same period. Complete annualized performance for The Emerging Markets Portfolio II is shown in the table on page 50.

The past 12 months have seen a range of emerging market economies fall in and out of favor with investors. The fiscal year began strongly for the majority of the countries in this asset class. The apparent easing of the debt crisis in Europe, together with China’s smooth political leadership transition and stabilizing growth outlook, contributed to positive investor sentiment.

However, by the end of March 2013, negative global events, including the Cyprus bank crisis and weaker economic data from China, prompted higher risk aversion among many investors. Emerging markets fell dramatically during the following months, exacerbated by speculation about the U.S. Federal Reserve reducing its bond-buying program (popularly known as the “QE” program).

Beginning in September 2013, emerging markets managed to gain ground despite a backdrop of heightened volatility, and they continued to outperform developed markets through the end of the Portfolio’s fiscal year.

The Portfolio’s outperformance of the Index had several drivers, including: individual stock selection in China, Korea, and Russia; an overweight allocation to Korea; and sector overweights in information technology, telecommunications, and consumer staples. On the other hand, the Portfolio’s underweight in the consumer discretionary sector (+12.85% within the Index) hurt relative performance, as did its underweight in Taiwan, which gained 18.08% within the Index. As mentioned above, many of the Portfolio’s strongest-performing stocks were in the technology and telecommunications sectors, including: the Chinese Internet company Sohu.com (+76.30%); MegaFon, Russia’s second-largest wireless carrier (+93.08%); Tim Participacoes, the Brazilian subsidiary of Telecom Italia Mobile (+51.09%); Yahoo (+95.9%); and SunEdison (+269.05%), a producer of silicon and solar wafers.

Positive contributors mentioned above were offset somewhat by stocks that included Desarrolladora Homex (-90.04%), a Mexico-based construction and real estate company. Other examples included Indonesian companies Tambang Batubara Bukit Asam Persero (-32.19%), and United Tractors (-26.86%). Other names that turned in poor performance were Tata Chemicals (-22.89%) and Steel Authority of India (-30.62%).

In terms of country-level performance, an overweight allocation (and positive stock selection) in Korea yielded strong results for the Portfolio. Several of our Korean holdings, including SK Telecom, Lotte Chilsung Beverage, and Lotte Confectionery, benefited from the country’s currency strength. During the fiscal year, the Portfolio’s average Korean allocation was 21.51%, versus the benchmark’s average weight of 15.01%. Korean stocks collectively returned +12.65% within the Index; the Portfolio’s Korean stocks delivered a collective gain of +22.19%.

The positive effects of the Portfolio’s Korean holdings were muted somewhat by its significant underweight allocation to Taiwan — an average of 4.14% versus a weight of 11.14% within the Index. As noted earlier, Taiwanese Index constituents posted a collective gain of 18.08%, and the Portfolio’s underexposure therefore hampered relative performance. Such underperformance aside, we believe many Taiwanese Index constituents fail to meet our criteria for long-term earnings growth potential, and the Portfolio’s allocation continues to reflect that view.

The views expressed are current as of the date of this report and are subject to change.

2013 Annual report • Delaware Pooled Trust

Amidst broad uncertainties facing emerging markets, such as the effects of China’s economic slowdown and the Fed’s interest rate policies, we continue to emphasize disciplined, intensive research when analyzing investment opportunities for the Portfolio. We favor companies that exhibit such traits including: proven competitiveness; seasoned management teams; and stock valuations that are discounted meaningfully from our estimates of intrinsic value. Factors such as these are part of our daily considerations as we follow our stock-by-stock approach to portfolio management.

2013 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio II

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002.Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2013	1 year	3 years	Lifetime
The Emerging Markets Portfolio II	+18.68%	+2.30%	+6.02%
MSCI Emerging Markets Index (gross)	+6.90%	+0.63%	+6.24%
MSCI Emerging Markets Index (net)	+6.53%	+0.29%	+5.89%

Portfolio profile
Oct. 31, 2013

Total net assets
$42.2 million

Inception date
June 23, 2010

Number of holdings
115

Growth of $1,000,000

	Starting value (June 23, 2010)	Ending value (Oct. 31, 2013)
The Emerging Markets Portfolio II	$1,000,000	$1,216,789
MSCI Emerging Markets Index (gross)	$1,000,000	$1,185,590
MSCI Emerging Markets Index (net)	$1,000,000	$1,172,308

2013 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on June 23, 2010, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.41%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2013, through Feb. 28, 2014, in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 1.20% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

2013 Annual report • Delaware Pooled Trust

Disclosure of Portfolio expenses

For the six-month period from May 1, 2013 to October 31, 2013 (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on The Emerging Markets Portfolio; and (2) ongoing costs, including management fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2013 to Oct. 31, 2013.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Certain of the Portfolios’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to the relevant Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware Pooled® Trust
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/13 to
	5/1/13	10/31/13	Ratio	10/31/13
Actual Portfolio Return†
The Large-Cap
Value Equity
Portfolio	$1,000.00	$1,109.10	0.70%	$3.72
The Select 20
Portfolio	1,000.00	1,111.40	0.85%	4.52
The Large-Cap
Growth Equity
Portfolio	1,000.00	1,136.20	0.65%	3.50
The Focus Smid-Cap
Growth Equity
Portfolio	1,000.00	1,185.30	0.91%	5.01
The Real Estate
Investment Trust
Portfolio II	1,000.00	936.80	0.95%	4.64
The Core Focus
Fixed Income
Portfolio	1,000.00	968.50	0.43%	2.13
The High-Yield
Bond Portfolio	1,000.00	1,021.10	0.58%	2.95
The Core Plus
Fixed Income
Portfolio	1,000.00	975.80	0.45%	2.24
The International
Equity Portfolio	1,000.00	1,098.90	0.88%	4.66
The Labor Select
International
Equity Portfolio	1,000.00	1,093.60	0.89%	4.70
The Emerging
Markets Portfolio	1,000.00	936.10	1.20%	5.86
The Emerging
Markets Portfolio II	1,000.00	1,075.80	1.20%	6.28

2013 Annual report • Delaware Pooled Trust

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/13 to
	5/1/13	10/31/13	Ratio	10/31/13
Hypothetical 5% Return (5% return before expenses)
The Large-Cap
Value Equity
Portfolio	$1,000.00	$1,021.68	0.70%	$3.57
The Select 20
Portfolio	1,000.00	1,020.92	0.85%	4.33
The Large-Cap
Growth Equity
Portfolio	1,000.00	1,021.93	0.65%	3.31
The Focus Smid-Cap
Growth Equity
Portfolio	1,000.00	1,020.62	0.91%	4.63
The Real Estate
Investment Trust
Portfolio II	1,000.00	1,020.42	0.95%	4.84
The Core Focus
Fixed Income
Portfolio	1,000.00	1,023.04	0.43%	2.19
The High-Yield
Bond Portfolio	1,000.00	1,022.28	0.58%	2.96
The Core Plus
Fixed Income
Portfolio	1,000.00	1,022.94	0.45%	2.29
The International
Equity Portfolio	1,000.00	1,020.77	0.88%	4.48
The Labor Select
International
Equity Portfolio	1,000.00	1,020.72	0.89%	4.53
The Emerging
Markets Portfolio	1,000.00	1,019.16	1.20%	6.11
The Emerging
Markets Portfolio II	1,000.00	1,019.16	1.20%	6.11

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

2013 Annual report • Delaware Pooled Trust

Security type/sector allocations and
top 10 equity holdings

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio
As of October 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Sector	of net assets
Common Stock	99.02%
Consumer Discretionary	6.09%
Consumer Staples	12.05%
Energy	15.20%
Financials	12.06%
Healthcare	17.43%
Industrials	8.88%
Information Technology	15.16%
Materials	2.99%
Telecommunications	6.04%
Utilities	3.12%
Short-Term Investments	1.08%
Total Value of Securities	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Edison International	3.12%
Johnson Controls	3.11%
Motorola Solutions	3.11%
ConocoPhillips	3.10%
Intel	3.08%
Mondelez International Class A	3.08%
Halliburton	3.08%
Pfizer	3.08%
Occidental Petroleum	3.07%
Allstate	3.06%

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Select 20 Portfolio
As of October 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Sector	of net assets
²Common Stock	92.57%
Consumer Discretionary	18.24%
Energy	9.24%
Financial Services	14.58%
Healthcare	4.61%
Technology	39.71%
Utilities	6.19%
Short-Term Investments	1.67%
Total Value of Securities	94.24%
Receivables and Other Assets Net of Liabilities	5.76%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act) such as internet, semiconductors, software, and telecommunications. As of 10/31/2013, such amounts, as percentage of total net assets, were 6.07%, 5.53%, 18.26%, and 9.85% respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentage in the “Technology sector” for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Visa Class A	7.22%
j2 Global	6.19%
Google Class A	6.07%
Crown Castle International	5.65%
QUALCOMM	5.53%
EOG Resources	5.43%
Liberty Interactive Class A	5.12%
IntercontinentalExchange	5.12%
Microsoft	5.09%
Adobe Systems	5.06%

2013 Annual report • Delaware Pooled Trust

(continues)       55

Security type/sector allocations and
top 10 equity holdings

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio
As of October 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Sector	of net assets
²Common Stock	98.18%
Consumer Discretionary	19.20%
Consumer Staples	4.49%
Energy	9.35%
Financial Services	19.07%
Healthcare	12.39%
Materials & Processing	2.03%
Technology	31.65%
Warrant	0.13%
Short-Term Investments	0.92%
Total Value of Securities	99.23%
Receivables and Other Assets Net of Liabilities	0.77%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act) such as computers, internet , semiconductors, software and telecommunications. As of 10/31/2013, such amounts, as percentage of total net assets, were 3.81%, 6.87%, 4.57%, 11.34, and 5.06% respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentage in the “Technology sector” for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Visa Class A	5.62%
MasterCard Class A	5.45%
EOG Resources	5.34%
Crown Castle International	5.06%
Liberty Interactive Class A	4.82%
Celegene	4.70%
Google Class A	4.61%
QUALCOMM	4.57%
Walgreen	4.49%
priceline.com	4.02%

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio
As of October 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Sector	of net assets
Common Stock	94.08%
Consumer Discretionary	16.64%
Energy	5.83%
Financial Services	20.72%
Healthcare	11.57%
Producer Durables	10.25%
Technology	22.68%
Utilities	6.39%
Short-Term Investments	4.98%
Total Value of Securities	99.06%
Receivables and Other Assets Net of Liabilities	0.94%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
j2 Global	6.39%
Core Laboratories	5.84%
Affiliated Managers Group	5.45%
MSCI	5.06%
DineEquity	5.04%
SBA Communications Class A	4.97%
Techne	4.72%
Heartland Payment Systems	4.56%
VeriSign	4.38%
NeuStar Class A	4.25%

2013 Annual report • Delaware Pooled Trust

(continues)       57

Security type/sector allocations and
top 10 equity holdings

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II
As of October 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Sector	of net assets
Common Stock	96.44%
Diversified REITs	5.91%
Healthcare REITs	10.53%
Hotel REITs	8.39%
Industrial REITs	9.09%
Mall REITs	16.17%
Manufactured Housing REIT	0.87%
Multifamily REITs	14.33%
Office REITs	10.37%
Office/Industrial REITs	3.06%
Self-Storage REITs	5.26%
Shopping Center REITs	9.54%
Single Tenant REITs	1.82%
Specialty REIT	1.10%
Short-Term Investments	3.43%
Total Value of Securities	99.87%
Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Simon Property Group	9.96%
Prologis	5.61%
Ventas	4.26%
Public Storage	3.86%
Vornado Realty Trust	3.63%
Host Hotels & Resorts	3.61%
AvalonBay Communities	3.59%
General Growth Properties	3.37%
Equity Residential	2.89%
SL Green Realty	2.71%

2013 Annual report • Delaware Pooled Trust

Security type/sector allocations

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio
As of October 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Sector	of net assets
Agency Asset-Backed Securities	0.40%
Agency Collateralized Mortgage Obligations	2.21%
Agency Mortgage-Backed Securities	29.53%
Commercial Mortgage-Backed Securities	2.75%
Corporate Bonds	29.23%
Banking	4.46%
Basic Industry	2.84%
Brokerage	0.68%
Capital Goods	0.72%
Communications	2.45%
Consumer Cyclical	2.05%
Consumer Non-Cyclical	1.35%
Electric	3.91%
Energy	1.67%
Finance Companies	0.69%
Insurance	2.38%
Natural Gas	1.95%
Real Estate	1.69%
Technology	1.75%
Transportation	0.64%
Non-Agency Asset-Backed Securities	0.60%
U.S. Treasury Obligations	32.01%
Preferred Stock	0.34%
Short-Term Investments	20.57%
Total Value of Securities	117.64%
Liabilities Net of Receivables and Other Assets	(17.64%)
Total Net Assets	100.00%

2013 Annual report • Delaware Pooled Trust

(continues)       59

Security type/sector allocations

Delaware Pooled® Trust — The High-Yield Bond Portfolio
As of October 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Sector	of net assets
Convertible Bonds	0.73%
Corporate Bonds	79.24%
Automobiles	3.64%
Banking	2.18%
Basic Industry	10.15%
Capital Goods	4.62%
Consumer Cyclical	6.77%
Consumer Non-Cyclical	2.15%
Energy	11.59%
Financials	1.28%
Healthcare	5.95%
Insurance	2.84%
Media	6.69%
Services	6.95%
Technology & Electronics	4.89%
Telecommunications	6.96%
Utilities	2.58%
Senior Secured Loans	7.20%
Common Stock	2.49%
Convertible Preferred Stock	1.20%
Preferred Stocks	1.21%
Short-Term Investments	9.37%
Total Value of Securities	101.44%
Liabilities Net of Receivables and Other Assets	(1.44%)
Total Net Assets	100.00%

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio
As of October 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Sector	of net assets
Agency Asset-Backed Securities	0.25%
Agency Collateralized Mortgage Obligations	1.82%
Agency Mortgage-Backed Securities	25.25%
Commercial Mortgage-Backed Securities	2.89%
Convertible Bonds	0.52%
Corporate Bonds	39.66%
Banking	6.28%
Basic Industry	2.70%
Brokerage	0.54%
Capital Goods	0.96%
Communications	4.96%
Consumer Cyclical	2.37%
Consumer Non-Cyclical	2.39%
Electric	4.73%
Energy	3.40%
Financials	1.34%
Insurance	2.20%
Natural Gas	2.65%
Real Estate	2.02%
Technology	1.88%
Transportation	1.24%
Municipal Bonds	0.86%
Non-Agency Asset-Backed Securities	2.31%
Regional Bonds	0.54%
Senior Secured Loans	8.78%
Sovereign Bonds	0.46%
U.S. Treasury Obligations	12.39%
Convertible Preferred Stock	0.10%
Preferred Stock	0.33%
Short-Term Investments	24.46%
Total Value of Securities	120.62%
Liabilities Net of Receivables and Other Assets	(20.62%)
Total Net Assets	100.00%

2013 Annual report • Delaware Pooled Trust

(continues)       61

Security type/country and sector allocations

Delaware Pooled® Trust — The International Equity Portfolio
As of October 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-adviser’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Country	of net assets
Common Stock	99.56%
Australia	3.47%
Belgium	0.00%
China	2.35%
France	15.39%
Germany	8.25%
Israel	2.66%
Italy	2.67%
Japan	15.54%
Netherlands	6.76%
Singapore	3.77%
Spain	7.40%
Switzerland	8.44%
Taiwan	0.84%
United Kingdom	22.02%
Short-Term Investments	0.55%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%

Percentage
Common Stock by Sector	of net assets
Consumer Discretionary	5.60%
Consumer Staples	13.91%
Energy	13.14%
Financials	10.58%
Healthcare	15.64%
Industrials	12.00%
Information Technology	7.44%
Materials	0.75%
Telecommunication Services	13.42%
Utilities	7.08%
Total	99.56%

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Labor Select International Equity Portfolio
As of October 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-adviser’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Country	of net assets
Common Stock	98.37%
Australia	3.77%
Belgium	0.00%
France	17.08%
Germany	7.35%
Israel	2.64%
Japan	15.70%
Netherlands	7.40%
Singapore	4.80%
Spain	7.75%
Switzerland	7.88%
United Kingdom	24.00%
Short-Term Investments	1.37%
Total Value of Securities	99.74%
Receivables and Other Assets Net of Liabilities	0.26%
Total Net Assets	100.00%

Percentage
Common Stock by Sector	of net assets
Consumer Discretionary	5.11%
Consumer Staples	13.70%
Energy	11.04%
Financials	11.21%
Healthcare	15.59%
Industrials	11.26%
Information Technology	6.79%
Materials	1.01%
Telecommunication Services	12.87%
Utilities	9.79%
Total	98.37%

2013 Annual report • Delaware Pooled Trust

(continues)       63

Security type/country and sector allocations

Delaware Pooled® Trust — The Emerging Markets Portfolio
As of October 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-adviser’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Country	of net assets
Common Stock	91.26%
Brazil	6.99%
Chile	3.57%
China	18.77%
Colombia	0.44%
India	6.65%
Indonesia	6.42%
Kazakhstan	0.63%
Malaysia	2.96%
Mexico	7.38%
Peru	2.05%
Philippines	2.13%
Republic of Korea	7.57%
Russia	4.55%
South Africa	2.34%
Taiwan	4.01%
Thailand	3.24%
Turkey	5.46%
United Kingdom	3.81%
United States	2.29%
Preferred Stock	6.43%
Brazil	5.62%
Republic of Korea	0.81%
Short-Term Investments	1.81%
Total Value of Securities	99.50%
Receivables and Other Assets Net of Liabilities	0.50%
Total Net Assets	100.00%

Percentage
Common and Preferred Stock by Sector	of net assets
Consumer Discretionary	15.37%
Consumer Staples	8.37%
Energy	11.10%
Financials	20.93%
Healthcare	3.27%
Industrials	9.22%
Information Technology	8.26%
Materials	4.15%
Telecommunication Services	9.27%
Utilities	7.75%
Total	97.69%

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Emerging Markets Portfolio II
As of October 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Country	of net assets
Common Stock	99.15%
Argentina	0.70%
Bahrain	0.03%
Brazil	18.72%
Chile	0.87%
China/Hong Kong	16.53%
Colombia	1.11%
India	7.06%
Indonesia	1.50%
Israel	1.76%
Malaysia	0.62%
Mexico	6.85%
Peru	0.39%
Poland	1.79%
Republic of Korea	18.92%
Russia	6.85%
South Africa	2.46%
Taiwan	3.54%
Thailand	1.42%
Turkey	1.48%
United Kingdom	0.24%
United States	6.31%
Preferred Stock	1.03%
Total Value of Securities	100.18%
Liabilities Net of Receivables and Other Assets	(0.18%)
Total Net Assets	100.00%

Percentage
Common and Preferred Stock by Sector	of net assets
Consumer Discretionary	6.14%
Consumer Staples	13.16%
Energy	14.56%
Financials	14.70%
Healthcare	1.76%
Industrials	3.54%
Information Technology	20.43%
Materials	8.98%
Telecommunication Services	16.75%
Utilities	0.16%
Total	100.18%

2013 Annual report • Delaware Pooled Trust

Schedules of investments

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio
October 31, 2013

	Number of
	Shares	Value
Common Stock – 99.02%
Consumer Discretionary – 6.09%
Johnson Controls	60,200	$2,778,230
Lowe’s	53,400	2,658,252
		5,436,482
Consumer Staples – 12.05%
Archer-Daniels-Midland	66,000	2,699,400
CVS Caremark	43,100	2,683,406
Kraft Foods Group	48,133	2,617,473
Mondelez International Class A	81,700	2,748,388
		10,748,667
Energy – 15.20%
Chevron	22,100	2,651,116
ConocoPhillips	37,800	2,770,740
Halliburton	51,800	2,746,954
Marathon Oil	75,300	2,655,078
Occidental Petroleum	28,500	2,738,280
		13,562,168
Financials – 12.06%
Allstate	51,500	2,732,590
Bank of New York Mellon	81,800	2,601,240
Marsh & McLennan	59,600	2,729,680
Travelers	31,300	2,701,190
		10,764,700
Healthcare – 17.43%
Baxter International	35,000	2,305,450
Cardinal Health	46,500	2,727,690
Johnson & Johnson	28,700	2,657,907
Merck	57,100	2,574,639
Pfizer	89,511	2,746,197
Quest Diagnostics	42,500	2,546,175
		15,558,058
Industrials – 8.88%
Northrop Grumman	24,500	2,633,995
Raytheon	32,600	2,685,262
Waste Management	59,800	2,603,692
		7,922,949
Information Technology – 15.16%
Broadcom Class A	100,300	2,680,016
Cisco Systems	115,400	2,596,500
Intel	112,600	2,750,818
Motorola Solutions	44,400	2,775,888
Xerox	274,000	2,723,560
		13,526,782
Materials – 2.99%
duPont (E.I.) deNemours	43,600	2,668,320
		2,668,320
Telecommunications – 6.04%
AT&T	74,200	2,686,040
Verizon Communications	53,500	2,702,285
		5,388,325
Utilities – 3.12%
Edison International	56,700	2,780,001
		2,780,001
Total Common Stock
(cost $77,759,871)		88,356,452

	Principal
	Amount
Short-Term Investments – 1.08%
≠Discount Notes – 0.03%
Federal Home Loan Bank
0.025% 11/15/13	$8,933	8,933
0.05% 12/27/13	18,004	18,004
		26,937
Repurchase Agreements – 0.69%
Bank of America 0.06%, dated
10/31/13, to be repurchased on
11/1/13, repurchase price $154,454
(collateralized by U.S. government
obligations 0.625%-1.625%
7/15/14-1/15/15; market
value $157,542)	154,453	154,453
BNP Paribas 0.08%, dated 10/31/13,
to be repurchased on 11/1/13,
repurchase price $464,548
(collateralized by U.S. government
obligations 0.25%-3.875%
12/15/13-8/15/40; market
value $473,838)	464,547	464,547
		619,000
≠U.S. Treasury Obligations – 0.36%
U.S. Treasury Bills
0.02% 12/19/13	90,577	90,573
0.033% 1/23/14	104,545	104,536
0.065% 4/24/14	125,454	125,407
		320,516
Total Short-Term Investments
(cost $966,461)		966,453
Total Value of Securities – 100.10%
(cost $78,726,332)		$89,322,905

≠The rate shown is the effective yield at time of purchase.

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Select 20 Portfolio
October 31, 2013

	Number of
	Shares	Value
²Common Stock – 92.57%
Consumer Discretionary – 18.24%
† eBay	144,400	$7,611,324
L Brands	151,575	9,490,111
† Liberty Interactive Class A	357,225	9,630,785
† priceline.com	7,190	7,577,038
		34,309,258
Energy – 9.24%
EOG Resources	57,225	10,208,940
Kinder Morgan	203,050	7,169,696
		17,378,636
Financial Services – 14.58%
Commonwealth REIT	172,900	4,213,573
† IntercontinentalExchange	49,950	9,626,864
Visa Class A	69,025	13,575,146
		27,415,583
Healthcare – 4.61%
Allergan	95,700	8,671,377
		8,671,377
Technology – 39.71%
† Adobe Systems	175,575	9,516,165
† Crown Castle International	139,900	10,635,197
† Google Class A	11,075	11,413,673
Intuit	122,075	8,717,376
Microsoft	271,050	9,581,618
† NeuStar Class A	171,900	7,893,648
QUALCOMM	149,725	10,401,396
† VeriFone Systems	288,300	6,532,878
		74,691,951
Utilities – 6.19%
j2 Global	211,925	11,651,637
		11,651,637
Total Common Stock
(cost $134,050,583)		174,118,442

	Principal
	Amount
Short-Term Investments – 1.67%
≠Discount Notes – 0.04%
Federal Home Loan Bank
0.025% 11/15/13	$19,194	19,194
0.05% 12/27/13	59,247	59,245
		78,439
≠U.S. Treasury Obligations – 1.63%
U.S. Treasury Bills
0.02% 12/19/13	852,733	852,697
0.033% 1/23/14	952,761	952,684
0.053% 11/14/13	112,004	112,004
0.065% 4/24/14	1,143,314	1,142,885
		3,060,270
Total Short-Term Investments
(cost $3,138,792)		3,138,709

Total Value of Securities – 94.24%
(cost $137,189,375)		$177,257,151

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
≠	The rate shown is the effective yield at time of purchase.

REIT — Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)       67

Schedules of investments

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio
October 31, 2013

	Number of
	Shares	Value
²Common Stock – 98.18%
Consumer Discretionary – 19.20%
† eBay	148,525	$7,828,753
L Brands	150,150	9,400,892
† Liberty Interactive Class A	455,575	12,282,302
NIKE Class B	80,375	6,089,210
† priceline.com	9,715	10,237,958
† Sally Beauty Holdings	118,250	3,112,340
		48,951,455
Consumer Staples – 4.49%
Walgreen	193,325	11,452,573
		11,452,573
Energy – 9.35%
EOG Resources	76,300	13,611,920
Kinder Morgan	289,196	10,211,511
		23,823,431
Financial Services – 19.07%
CME Group	75,100	5,573,171
† IntercontinentalExchange	39,825	7,675,472
MasterCard Class A	19,390	13,904,569
Progressive	274,650	7,132,661
Visa Class A	72,900	14,337,243
		48,623,116
Healthcare – 12.39%
Allergan	95,375	8,641,929
† Celgene	80,700	11,983,142
Novo Nordisk ADR	35,625	5,937,619
Perrigo	36,450	5,026,091
		31,588,781
Materials & Processing – 2.03%
Syngenta ADR	64,150	5,180,113
		5,180,113
Technology – 31.65%
† Adobe Systems	176,875	9,586,625
Apple	9,785	5,111,195
† Crown Castle International	169,650	12,896,792
† Google Class A	11,415	11,764,070
Intuit	110,150	7,865,812
Microsoft	271,025	9,580,734
QUALCOMM	167,775	11,655,329
† Teradata	104,325	4,597,603
† VeriFone Systems	82,600	1,871,716
† VeriSign	106,275	5,768,607
		80,698,483
Total Common Stock
(cost $182,784,470)		250,317,952

Warrant– 0.13%
† Kinder Morgan CW17
strike price $40.00,
expiration date 5/25/17	73,966	316,574
Total Warrant (cost $148,507)		316,574

	Principal
	Amount
Short-Term Investments – 0.92%
≠Discount Notes – 0.01%
Federal Home Loan Bank
Discount Notes
0.05%12/27/13	$4,666	4,665
0.065%11/6/13	32,939	32,939
		37,604
Repurchase Agreements – 0.53%
Bank of America 0.06%,
dated 10/31/13, to be
repurchased on 11/1/13,
repurchase price $338,850
(collateralized by U.S.
government obligations
0.625%-1.625%
7/15/14-1/15/15;
market value $345,626)	338,849	338,849
BNP Paribas 0.08%,
dated 10/31/13, to be
repurchased on 11/1/13,
repurchase price $1,019,153
(collateralized by U.S.
government obligations
0.25%-3.875%
12/15/13-8/15/40;
market value $1,039,534)	1,019,151	1,019,151
		1,358,000
≠U.S. Treasury Obligations – 0.38%
United States Treasury Bill
0.02%12/19/13	75,299	75,296
0.033%1/23/14	157,010	156,998
0.053%11/14/13	536,215	536,211
0.065% 4/24/14	188,412	188,342
		956,847
Total Short-Term Investments
(cost $2,352,456)		2,352,451

Total Value of Securities – 99.23%
(cost $185,285,433)		$252,986,977

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.

ADR — American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio
October 31, 2013

	Number of
	Shares	Value
Common Stock – 94.08%
Consumer Discretionary – 16.64%
DineEquity	54,900	$4,505,642
Dunkin’ Brands Group	38,375	1,829,720
Gentex	9,775	287,776
Interval Leisure Group	77,225	1,874,251
† K12	112,725	2,060,613
† Sally Beauty Holdings	116,950	3,078,124
† Ulta Salon Cosmetics & Fragrance	9,650	1,243,403
		14,879,529
Energy – 5.83%
Core Laboratories	27,875	5,218,758
		5,218,758
Financial Services – 20.72%
† Affiliated Managers Group	24,700	4,876,768
CommonWealth REIT	100,400	2,446,748
Heartland Payment Systems	100,850	4,079,383
† IntercontinentalExchange	13,525	2,606,673
† MSCI	110,925	4,522,412
		18,531,984
Healthcare – 11.57%
† ABIOMED	107,925	2,588,042
† athenahealth	11,700	1,562,067
Perrigo	14,325	1,975,274
Techne	48,275	4,218,752
		10,344,135
Producer Durables – 10.25%
Expeditors International of Washington	77,450	3,507,711
Graco	45,050	3,480,563
Ritchie Bros. Auctioneers	110,300	2,183,940
		9,172,214
Technology – 22.68%
Blackbaud	79,000	2,844,000
† NeuStar Class A	82,750	3,799,880
NIC	102,900	2,533,398
† SBA Communications Class A	50,775	4,441,288
† VeriFone Systems	121,250	2,747,525
† VeriSign	72,200	3,919,016
		20,285,107
Utilities – 6.39%
j2 Global	103,900	5,712,422
		5,712,422
Total Common Stock
(cost $66,109,529)		84,144,149

	Principal
	Amount
Short-Term Investments – 4.98%
≠Discount Notes – 0.80%
Federal Home Loan Bank
Discount Notes
0.025% 11/15/13	$41,045	41,045
0.05% 12/27/13	524,576	524,559
0.065% 11/6/13	153,408	153,408
		719,012
Repurchase Agreements – 2.79%
Bank of America 0.06%,
dated 10/31/13, to be
repurchased on 11/1/13,
repurchase price $622,306
(collateralized by U.S.
government obligations
0.625%-1.625%
7/15/14-1/15/15;
market value $634,751)	622,305	622,305
BNP Paribas 0.08%,
dated 10/31/13, to be
repurchased on 11/1/13,
repurchase price $1,871,700
(collateralized by U.S.
government obligations
0.25%-3.875%
12/15/13-8/15/40;
market value $1,909,129)	1,871,695	1,871,695
		2,494,000
≠U.S. Treasury Obligations – 1.39%
U.S. Treasury Bills
0.02% 12/19/13	165,003	164,996
0.033% 1/23/14	309,638	309,613
0.053% 11/14/13	394,551	394,549
0.065% 4/24/14	371,565	371,426
		1,240,584
Total Short-Term Investments
(cost $4,453,591)		4,453,596

Total Value of Securities – 99.06%
(cost $70,563,120)		$88,597,745

†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.

REIT — Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)       69

Schedules of investments

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II
October 31, 2013

	Number of
	Shares	Value
Common Stock – 96.44%
Diversified REITs – 5.91%
Cousins Properties	3,920	$44,414
Lexington Realty Trust	3,790	44,343
Vornado Realty Trust	1,585	141,160
		229,917
Healthcare REITs – 10.53%
HCP	1,640	68,060
Health Care REIT	615	39,883
Healthcare Realty Trust	1,525	36,615
Healthcare Trust of America Class A	3,120	36,254
LTC Properties	745	29,390
Sabra Health Care REIT	1,250	33,625
Ventas	2,540	165,710
		409,537
Hotel REITs – 8.39%
Host Hotels & Resorts	7,563	140,293
LaSalle Hotel Properties	715	22,201
Pebblebrook Hotel Trust	1,000	30,200
RLJ Lodging Trust	1,555	39,279
† Strategic Hotels & Resorts	4,515	39,281
Summit Hotel Properties	1,290	11,855
Sunstone Hotel Investors	3,255	43,129
		326,238
Industrial REITs – 9.09%
DCT Industrial Trust	4,610	35,728
First Industrial Realty Trust	3,920	70,834
First Potomac Realty Trust	2,345	28,820
Prologis	5,465	218,327
		353,709
Mall REITs – 16.17%
CBL & Associates Properties	1,615	31,993
General Growth Properties	6,168	130,947
Macerich	683	40,440
Simon Property Group	2,506	387,302
Taubman Centers	580	38,158
		628,840
Manufactured Housing REIT – 0.87%
Equity Lifestyle Properties	890	33,811
		33,811
Multifamily REITs – 14.33%
Apartment Investment & Management	1,785	49,944
AvalonBay Communities	1,117	139,681
BRE Properties	1,295	70,720
Camden Property Trust	765	49,113
Equity Residential	2,145	112,312
Essex Property Trust	604	97,244
Mid-America Apartment Communities	337	22,377
Post Properties	350	16,009
		557,400
Office REITs – 10.37%
Boston Properties	815	84,353
Brandywine Realty Trust	4,050	57,632
Douglas Emmett	2,615	65,192
Highwoods Properties	1,020	39,372
Kilroy Realty	965	51,299
SL Green Realty	1,115	105,445
		403,293
Office/Industrial REITs – 3.06%
Digital Realty Trust	130	6,196
Duke Realty	3,260	54,018
Liberty Property Trust	585	21,756
PS Business Parks	455	37,078
		119,048
Self-Storage REITs – 5.26%
Extra Space Storage	1,180	54,268
Public Storage	900	150,273
		204,541
Shopping Center REITs – 9.54%
DDR	5,500	93,225
Equity One	1,680	40,505
Federal Realty Investment Trust	298	30,873
Kimco Realty	3,430	73,676
Ramco-Gershenson Properties Trust	2,130	34,634
Regency Centers	855	44,169
Tanger Factory Outlet Centers	1,550	54,018
		371,100
Single Tenant REITs – 1.82%
National Retail Properties	885	30,444
Spirit Realty Capital	3,865	40,428
		70,872
Specialty REIT – 1.10%
EPR Properties	830	42,637
		42,637
Total Common Stock
(cost $3,519,098)		3,750,943

	Principal
	Amount
Short-Term Investments – 3.43%
≠Discount Notes – 0.41%
Federal Home Loan Bank
0.05% 12/27/13	$1,765	1,764
0.065% 11/6/13	14,182	14,182
		15,946

2013 Annual report • Delaware Pooled Trust

	Principal
	Amount	Value
Short-Term Investments (continued)
Repurchase Agreements – 1.95%
Bank of America 0.06%,
dated 10/31/13, to be
repurchased on 11/1/13,
repurchase price $18,964
(collateralized by U.S. government
obligations 0.625%-1.625%
7/15/14-1/15/15;
market value $19,343)	$18,964	$18,964
BNP Paribas 0.08%,
dated 10/31/13, to be
repurchased on 11/1/13,
repurchase price $57,037
(collateralized by U.S. government
obligations 0.25%-3.875%
12/15/13-8/15/40;
market value $58,178)	57,037	57,037
		76,001
≠U.S. Treasury Obligations – 1.07%
U.S. Treasury Bills
0.02% 12/19/13	6,329	6,329
0.033% 1/23/14	9,024	9,023
0.053% 11/14/13	15,220	15,220
0.065% 4/24/14	10,828	10,824
		41,396
Total Short-Term Investments
(cost $133,343)		133,343

Total Value of Securities – 99.87%
(cost $3,652,441)		$3,884,286

†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.

REIT — Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)       71

Schedules of investments

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio
October 31, 2013

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Agency Asset-Backed Securities – 0.40%
Fannie Mae Grantor Trust Series
2003-T4 2A5 5.407% 9/26/33	$19,257	$19,837
Total Agency Asset-Backed Securities
(cost $19,070)		19,837

Agency Collateralized Mortgage Obligations – 2.21%
Fannie Mae REMICs
Series 2010-35 AB
5.00% 11/25/49	9,470	10,211
•Series 2011-105 FP
0.57% 6/25/41	44,534	44,457
Series 2011-134 PA
4.00% 9/25/40	5,615	5,891
Series 2012-19 HB
4.00% 1/25/42	11,789	12,253
Series 3800 AF
•0.674% 2/15/41	35,594	35,744
Total Agency Collateralized
Mortgage Obligations
(cost $108,150)		108,556

Agency Mortgage-Backed Securities – 29.53%
Fannie Mae 4.50% 5/1/41	3,103	3,272
• Fannie Mae ARM
2.418% 5/1/43	2,815	2,799
2.546% 6/1/43	1,000	1,001
3.293% 9/1/43	3,994	4,124
Fannie Mae S.F. 15 yr
2.50% 7/1/27	781	790
2.50% 2/1/28	14,059	14,228
2.50% 5/1/28	1,933	1,955
3.00% 3/1/27	122,885	127,763
3.50% 7/1/26	2,844	3,005
4.00% 11/1/25	52,605	56,305
4.50% 4/1/18	439	467
4.50% 8/1/19	2,460	2,614
5.00% 1/1/20	2,507	2,659
5.00% 6/1/20	299	317
5.00% 2/1/21	1,478	1,569
Fannie Mae S.F. 15 yr TBA
2.50% 11/1/28	159,000	160,589
3.00% 1/1/28	54,000	55,806
3.50% 1/1/28	126,000	132,349
Fannie Mae S.F. 20 yr
3.00% 2/1/33	5,729	5,783
3.00% 8/1/33	988	997
3.50% 9/1/33	1,978	2,059
5.00% 11/1/23	343	373
5.50% 12/1/29	1,168	1,277
Fannie Mae S.F. 30 yr
3.00% 10/1/42	1,867	1,844
3.00% 12/1/42	9,417	9,301
3.00% 7/1/43	6,910	6,834
3.50% 6/1/43	983	1,010
4.00% 11/1/40	1,306	1,377
4.00% 1/1/41	7,049	7,433
4.00% 7/1/41	8,967	9,458
4.00% 9/1/41	1,327	1,399
4.00% 3/1/42	9,388	9,897
4.00% 1/1/43	4,420	4,659
4.50% 7/1/36	820	878
4.50% 11/1/40	3,255	3,487
4.50% 2/1/41	1,517	1,625
4.50% 3/1/41	8,165	8,752
4.50% 5/1/41	964	1,036
4.50% 10/1/41	6,762	7,254
4.50% 11/1/41	4,451	4,772
4.50% 9/1/43	2,985	3,206
5.00% 2/1/35	19,563	21,285
5.50% 2/1/35	2,716	3,010
5.50% 5/1/35	1,908	2,098
5.50% 1/1/36	3,035	3,311
5.50% 5/1/36	598	653
5.50% 8/1/37	3,400	3,713
5.50% 12/1/38	8,955	9,771
6.00% 10/1/35	7,878	8,730
6.00% 4/1/40	29	31
Fannie Mae S.F. 30 yr TBA
3.00% 11/1/43	217,000	214,117
3.50% 1/1/43	157,000	160,114
4.00% 1/1/43	86,000	90,045
4.50% 1/1/43	73,000	77,745
4.50% 12/1/43	50,000	53,398
Freddie Mac 4.50% 1/1/41	5,555	5,849
Freddie Mac S.F. 30 yr
3.00% 10/1/42	4,583	4,507
3.00% 11/1/42	3,859	3,798
4.00% 11/1/40	3,391	3,558
4.00% 12/1/40	55,458	58,175
4.50% 10/1/39	5,340	5,697
4.50% 3/1/42	16,655	17,783
4.50% 10/1/43	999	1,067
6.00% 8/1/38	11,727	12,818
Freddie Mac S.F. 30 yr TBA
5.50% 1/1/43	19,000	20,563
Total Agency Mortgage-Backed
Securities (cost $1,433,572)		1,448,159

2013 Annual report • Delaware Pooled Trust

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Commercial Mortgage-Backed Securities – 2.75%
• Bear Stearns Commercial Mortgage
Securities Trust Series 2006-PW12 A4
5.711% 9/11/38	$45,000	$49,374
• Credit Suisse Commercial Mortgage
Trust Series 2006-C1 AAB
5.39% 2/15/39	11,038	11,253
Goldman Sachs Mortgage Securities II
Series 2005-GG4 A4A
4.751% 7/10/39	15,000	15,652
JPMorgan Chase Commercial
Mortgage Securities Trust
•Series 2005-LDP5 A4
5.20% 12/15/44	20,000	21,427
Series 2006-LDP8 AM
5.44% 5/15/45	25,000	27,494
WF-RBS Commercial Mortgage Trust
Series 2013-C11 A5
3.071% 3/15/45	10,000	9,708
Total Commercial Mortgage-Backed
Securities (cost $128,247)		134,908

Corporate Bonds – 29.23%
Banking – 4.46%
Abbey National Treasury Services
3.05% 8/23/18	5,000	5,182
Bank of America
2.60% 1/15/19	5,000	5,040
3.875% 3/22/17	10,000	10,730
Citigroup 3.875% 10/25/23	10,000	10,022
City National 5.25% 9/15/20	10,000	10,853
HSBC Holdings 4.00% 3/30/22	15,000	15,554
JPMorgan Chase
5.625% 8/16/43	5,000	5,164
•6.00% 12/29/49	20,000	19,449
Morgan Stanley 4.10% 5/22/23	20,000	19,357
Northern Trust 3.95% 10/30/25	10,000	10,040
• PNC Financial Services Group
4.85% 5/29/49	5,000	4,575
PNC Funding 5.625% 2/1/17	23,000	25,742
Regions Financial 2.00% 5/15/18	5,000	4,922
Santander Holdings USA 3.45% 8/27/18	5,000	5,178
State Street 3.10% 5/15/23	10,000	9,461
SunTrust Banks 2.35% 11/1/18	5,000	5,026
SVB Financial Group 5.375% 9/15/20	15,000	16,634
Wachovia
•0.614% 10/15/16	5,000	4,942
5.25% 8/1/14	5,000	5,173
Wells Fargo
4.125% 8/15/23	10,000	10,021
5.375% 11/2/43	5,000	5,078
Zions Bancorp 4.50% 3/27/17	10,000	10,515
		218,658
Basic Industry – 2.84%
Barrick Gold 4.10% 5/1/23	5,000	4,544
BHP Billiton Finance USA
5.00% 9/30/43	10,000	10,313
CF Industries 6.875% 5/1/18	20,000	23,717
Dow Chemical 8.55% 5/15/19	10,000	12,958
Freeport-McMoRan Copper & Gold
3.875% 3/15/23	10,000	9,484
Georgia-Pacific 8.00% 1/15/24	10,000	13,019
# Glencore Funding 144A 2.50% 1/15/19	10,000	9,637
International Paper 6.00% 11/15/41	5,000	5,487
Lubrizol 5.50% 10/1/14	5,000	5,229
Nucor 4.00% 8/1/23	5,000	4,996
Packaging Corp of America
4.50% 11/1/23	5,000	5,152
Rio Tinto Finance USA 3.50% 11/2/20	10,000	10,207
Rock Tenn
3.50% 3/1/20	5,000	4,997
4.00% 3/1/23	10,000	9,802
Teck Resources 3.75% 2/1/23	5,000	4,719
Weyerhaeuser 4.625% 9/15/23	5,000	5,220
		139,481
Brokerage – 0.68%
Jefferies Group 6.45% 6/8/27	19,000	19,905
Lazard Group 6.85% 6/15/17	12,000	13,651
		33,556
Capital Goods – 0.72%
Flowserve 4.00% 11/15/23	10,000	9,968
# Ingersoll-Rand Global Holding 144A
4.25% 6/15/23	25,000	25,160
		35,128
Communications – 2.45%
AT&T 4.30% 12/15/42	5,000	4,190
# COX Communications 144A
3.25% 12/15/22	15,000	13,803
# Crown Castle Towers 144A
4.883% 8/15/20	20,000	21,543
Omnicom Group 3.625% 5/1/22	20,000	19,566
Qwest 6.75% 12/1/21	5,000	5,465
Time Warner Cable
5.85% 5/1/17	10,000	11,026
8.25% 4/1/19	10,000	11,736
Verizon Communications
5.15% 9/15/23	30,000	32,613
		119,942
Consumer Cyclical – 2.05%
Cummins 3.65% 10/1/23	5,000	5,103
eBay 4.00% 7/15/42	5,000	4,351
Home Depot 3.75% 2/15/24	5,000	5,127
Host Hotels & Resorts
3.75% 10/15/23	5,000	4,753
5.25% 3/15/22	10,000	10,597
2013 Annual report • Delaware Pooled Trust

(continues)       73

Schedules of investments

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	International Game Technology
	5.35% 10/15/23	$15,000	$15,611
	Marriott International
	3.375% 10/15/20	5,000	5,037
	QVC 4.375% 3/15/23	15,000	14,285
	Viacom 5.85% 9/1/43	5,000	5,328
	Western Union 2.875% 12/10/17	5,000	5,170
	Wyndham Worldwide 4.25% 3/1/22	15,000	14,980
	YUM! Brands 3.875% 11/1/23	10,000	9,989
			100,331
Consumer Non-Cyclical – 1.35%
	Boston Scientific
	2.65% 10/1/18	5,000	5,047
	6.00% 1/15/20	5,000	5,836
	CareFusion 6.375% 8/1/19	10,000	11,541
	Celgene 3.95% 10/15/20	10,000	10,420
	Energizer Holding 4.70% 5/24/22	10,000	10,177
#	Mylan 144A 3.125% 1/15/23	15,000	13,783
#	Zoetis 144A 3.25% 2/1/23	10,000	9,598
			66,402
Electric – 3.91%
	Ameren Illinois 9.75% 11/15/18	35,000	46,984
#	American Transmission Systems 144A
	5.25% 1/15/22	5,000	5,372
	CenterPoint Energy 5.95% 2/1/17	5,000	5,674
	Entergy Louisiana 4.05% 9/1/23	10,000	10,329
	Exelon Generation 4.25% 6/15/22	15,000	14,715
	Great Plains Energy 5.292% 6/15/22	10,000	10,934
•	Integrys Energy Group 6.11% 12/1/66	10,000	10,057
	LG&E & KU Energy
	3.75% 11/15/20	5,000	5,093
	4.375% 10/1/21	15,000	15,565
#	Narragansett Electric 144A
	4.17% 12/10/42	5,000	4,515
•	National Rural Utilities Cooperative
	Finance 4.75% 4/30/43	5,000	4,681
	NextEra Energy Capital Holdings
	3.625% 6/15/23	5,000	4,806
	•6.35% 10/1/66	15,000	15,010
	Pennsylvania Electric 5.20% 4/1/20	10,000	10,808
	Southwestern Electric Power
	6.45% 1/15/19	10,000	11,692
•	Wisconsin Energy 6.25% 5/15/67	15,000	15,388
			191,623
Energy – 1.67%
	BP Capital Markets 3.994% 9/26/23	5,000	5,163
	Continental Resources 4.50% 4/15/23	10,000	10,138
	Halliburton 3.50% 8/1/23	5,000	5,021
	Petrobras Global Finance BV
	3.00% 1/15/19	10,000	9,541
	Petrobras International Finance
	5.375% 1/27/21	5,000	5,109
	Pride International 6.875% 8/15/20	20,000	24,028
	Total Capital 2.125% 8/10/18	10,000	10,149
#	Woodside Finance 144A
	8.75% 3/1/19	10,000	12,908
			82,057
Finance Companies – 0.69%
	CME Group 5.30% 9/15/43	5,000	5,398
	General Electric Capital
	4.375% 9/16/20	15,000	16,360
	6.00% 8/7/19	10,000	11,850
			33,608
Insurance – 2.38%
•	Allstate 5.75% 8/15/53	5,000	5,122
	American International Group
	6.40% 12/15/20	20,000	24,028
	Berkshire Hathaway Finance
	2.90% 10/15/20	15,000	15,208
•	Chubb 6.375% 3/29/67	5,000	5,475
#	Highmark 144A 4.75% 5/15/21	5,000	4,805
#	Liberty Mutual Group 144A
	4.25% 6/15/23	20,000	20,049
	MetLife 6.40% 12/15/36	20,000	20,925
	Prudential Financial
	3.875% 1/14/15	5,000	5,188
	•5.875% 9/15/42	10,000	10,200
	6.00% 12/1/17	5,000	5,818
			116,818
Natural Gas – 1.95%
	El Paso Pipeline Partners Operating
	6.50% 4/1/20	10,000	11,669
	Energy Transfer Partners
	3.60% 2/1/23	10,000	9,560
	Enterprise Products Operating
	5.25% 1/31/20	10,000	11,259
	9.75% 1/31/14	10,000	10,222
	Kinder Morgan Energy Partners
	4.15% 2/1/24	10,000	9,960
	9.00% 2/1/19	5,000	6,448
	NiSource Finance
	4.80% 2/15/44	10,000	9,177
	5.65% 2/1/45	5,000	5,193
	Plains All American Pipeline
	8.75% 5/1/19	5,000	6,464
	TransCanada Pipelines
	3.75% 10/16/23	5,000	5,042
	•6.35% 5/15/67	10,000	10,394
			95,388
Real Estate – 1.69%
	Alexandria Real Estate Equities
	4.60% 4/1/22	10,000	10,261
	BRE Properties 3.375% 1/15/23	10,000	9,487

2013 Annual report • Delaware Pooled Trust

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Real Estate (continued)
Corporate Office Properties
3.60% 5/15/23	$5,000	$4,611
5.25% 2/15/24	5,000	5,231
Digital Realty Trust
5.25% 3/15/21	10,000	10,536
5.875% 2/1/20	5,000	5,484
Duke Realty 3.625% 4/15/23	5,000	4,752
Liberty Property 4.40% 2/15/24	5,000	5,066
Mid-America Apartments
4.30% 10/15/23	10,000	10,057
National Retail Properties
3.30% 4/15/23	5,000	4,653
Regency Centers 5.875% 6/15/17	7,000	7,832
Weingarten Realty Investors
3.50% 4/15/23	5,000	4,719
		82,689
Technology – 1.75%
Altera 2.50% 11/15/18	5,000	4,980
Broadridge Financial Solutions
3.95% 9/1/20	5,000	5,137
EMC 2.65% 6/1/20	10,000	10,013
Fidelity National Information Services
3.50% 4/15/23	15,000	13,738
Microsoft 2.125% 11/15/22	5,000	4,582
National Semiconductor
6.60% 6/15/17	10,000	11,714
NetApp
2.00% 12/15/17	5,000	4,977
3.25% 12/15/22	5,000	4,680
Total System Services 3.75% 6/1/23	10,000	9,334
Xerox 5.625% 12/15/19	15,000	16,814
		85,969
Transportation – 0.64%
Burlington Northern Santa Fe
5.15% 9/1/43	10,000	10,336
# ERAC USA Finance 144A
4.50% 8/16/21	10,000	10,559
Norfolk Southern 4.80% 8/15/43	5,000	4,959
United Parcel Service 5.125% 4/1/19	5,000	5,778
		31,632
Total Corporate Bonds
(cost $1,398,826)		1,433,282

Non-Agency Asset-Backed Securities – 0.60%
John Deere Owner Trust
Series 2011-A A4 1.96% 4/16/18	10,000	10,105
#• MASTR Specialized Loan Trust
Series 2005-2 A2 144A
5.006% 7/25/35	3,435	3,452
Mercedes-Benz Auto Lease Trust
Series 2013-A A4
0.72% 12/17/18	5,000	5,004
Mid-State Trust Series 11 A1
4.864% 7/15/38	10,315	11,010
Total Non-Agency Asset-Backed
Securities (cost $28,298)		29,571

U.S. Treasury Obligations – 32.01%
U.S. Treasury Bonds
¥2.75% 11/15/42	160,000	133,988
2.875% 5/15/43	20,000	17,163
U.S. Treasury Notes
1.25% 2/15/14	475,000	476,614
1.25% 10/31/18	445,000	443,627
2.50% 8/15/23	500,000	498,202
Total U.S. Treasury Obligations
(cost $1,582,184)		1,569,594

	Number of
	Shares
Preferred Stock – 0.34%
Alabama Power 5.625%	620	14,223
• Integrys Energy Group 6.00%	100	2,421
Total Preferred Stock (cost $17,597)		16,644

	Principal
	Amount (U.S. $)
Short-Term Investments – 20.57%
≠Discount Notes – 2.85%
Federal Home Loan Bank
0.025% 11/15/13	$8,994	8,994
0.05% 12/27/13	4,157	4,157
0.065% 11/6/13	126,722	126,721
		139,872
Repurchase Agreements – 9.20%
Bank of America 0.06%, dated
10/31/13, to be repurchased
on 11/1/13, repurchase price
$112,534 (collateralized by U.S.
government obligations
0.625%-1.625% 7/15/14-1/15/15;
market value $114,785)	112,534	112,534
BNP Paribas 0.08%, dated
10/31/13, to be repurchased
on 11/1/13, repurchase price
$338,467 (collateralized by U.S.
government obligations
0.25%-3.875% 12/15/13-8/15/40;
market value $345,235)	338,466	338,466
		451,000

2013 Annual report • Delaware Pooled Trust

(continues)       75

Schedules of investments

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Short-Term Investments (continued)
≠U.S. Treasury Obligations – 8.52%
U.S. Treasury Bills
0.02% 12/19/13	$68,969	$68,967
0.033% 1/23/14	94,619	94,611
0.053% 11/14/13	140,883	140,882
0.065% 4/24/14	113,542	113,500
		417,960
Total Short-Term Investments
(cost $1,008,839)		1,008,832

Total Value of Securities – 117.64%
(cost $5,724,783)		$5,769,383

•	Variable rate security. The rate shown is the rate as of Oct. 31, 2013. Interest rates reset periodically.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2013, the aggregate value of Rule 144A securities was $155,184, which represented 3.16% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
¥	Fully or partially pledged as collateral for futures contracts.

The following futures contract was outstanding at Oct. 31, 2013:1

Futures Contract
	Notional			Unrealized
Contract	Cost	Notional	Expiration	Appreciation
to Buy (Sell)	(Proceeds)	Value	Date	(Depreciation)
(3) U.S. Long Bond	$(389,523)	$(404,438)	1/1/14	$(14,915)

The use of futures contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 9 in “Notes to financial statements.“

Summary of Abbreviations:
ARM — Adjustable Rate Mortgage
MASTR — Mortgage Asset Securitization Transactions, Inc.
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
yr — Year

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The High-Yield Bond Portfolio
October 31, 2013

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Convertible Bonds – 0.73%
#	Clearwire Communications 144A
	8.25% exercise price $7.08,
	expiration date 12/1/40	$650,000	$744,250
	Equinix 4.75% exercise price
	$84.32, expiration date 6/15/16	120,000	239,625
Total Convertible Bonds
	(cost $995,294)		983,875

Corporate Bonds – 79.24%
	Automobiles – 3.64%
	American Axle & Manufacturing
	7.75% 11/15/19	328,000	372,280
#	Chassix 144A 9.25% 8/1/18	325,000	350,188
	Chrysler Group 8.25% 6/15/21	1,160,000	1,318,050
✗#	Cooper-Standard Holding PIK
	144A 7.375% 4/1/18	600,000	607,500
#	International Automotive
	Components Group 144A
	9.125% 6/1/18	701,000	725,535
#	Jaguar Land Rover Automotive
	144A 8.125% 5/15/21	525,000	598,500
#	LKQ 144A 4.75% 5/15/23	570,000	544,350
	Meritor
	6.75% 6/15/21	265,000	268,975
	10.625% 3/15/18	125,000	135,625
			4,921,003
Banking – 2.18%
	Barclays Bank 7.625% 11/21/22	560,000	579,040
#	Credit Suisse 144A 6.50% 8/8/23	595,000	636,591
#•	HBOS Capital Funding 144A
	6.071% 6/29/49	1,369,000	1,369,000
•	JPMorgan Chase 6.00% 12/29/49	380,000	369,550
			2,954,181
Basic Industry – 10.15%
	AK Steel 7.625% 5/15/20	262,000	235,800
#	APERAM 144A 7.75% 4/1/18	220,000	224,400
	ArcelorMittal 6.125% 6/1/18	1,119,000	1,218,310
#	Builders FirstSource 144A
	7.625% 6/1/21	628,000	654,689
#	Cemex 144A 7.25% 1/15/21	375,000	382,969
#	Cemex Espana Luxembourg 144A
	9.25% 5/12/20	368,000	402,960
#	CPG Merger Sub 144A
	8.00% 10/1/21	610,000	634,400
#	Essar Steel Algoma 144A
	9.375% 3/15/15	305,000	294,325
#	FMG Resources August 2006 144A
	6.875% 2/1/18	106,000	112,758
	6.875% 4/1/22	1,167,000	1,245,772
#	FQM Akubra 144A 8.75% 6/1/20	528,000	586,080
	HD Supply 11.50% 7/15/20	550,000	664,812
	Headwaters 7.625% 4/1/19	391,000	418,370
#	JMC Steel Group 144A
	8.25% 3/15/18	586,000	583,803
#	LSB Industries 144A 7.75% 8/1/19	295,000	314,913
#	Masonite International 144A
	8.25% 4/15/21	587,000	648,635
#	New Gold 144A 6.25% 11/15/22	564,000	558,360
	Norcraft Finance 10.50% 12/15/15	279,000	288,068
	Nortek 8.50% 4/15/21	442,000	486,753
#	Orion Engineered Carbons Bondco
	144A 9.625% 6/15/18	350,000	388,500
#	Perstorp Holding 144A
	8.75% 5/15/17	600,000	630,000
	Ryerson
	9.00% 10/15/17	317,000	332,850
	11.25% 10/15/18	135,000	141,750
#	Sappi Papier Holding 144A
	6.625% 4/15/21	311,000	293,895
	8.375% 6/15/19	400,000	424,500
#	Taminco Global Chemical 144A
	9.75% 3/31/20	430,000	490,200
#	TPC Group 144A 8.75% 12/15/20	665,000	703,237
#	U.S. Coatings Acquisition 144A
	7.375% 5/1/21	345,000	368,288
			13,729,397
Capital Goods – 4.62%
#	Allegion U.S. Holding 144A
	5.75% 10/1/21	375,000	390,938
#	Ardagh Packaging Finance 144A
	7.00% 11/15/20	740,000	740,000
z#	BOE Intermediate Holding PIK
	144A 9.00% 11/1/17	230,000	235,750
✗#	BOE Merger PIK 144A
	9.50% 11/1/17	593,000	628,580
#	Consolidated Container 144A
	10.125% 7/15/20	471,000	511,035
#	Milacron 144A 7.75% 2/15/21	490,000	514,500
#	Plastipak Holdings 144A
	6.50% 10/1/21	485,000	506,825
	Reynolds Group Issuer
	8.25% 2/15/21	485,000	506,825
	9.00% 4/15/19	184,000	197,800
	9.875% 8/15/19	690,000	766,762
#	Silver II Borrower 144A
	7.75% 12/15/20	550,000	578,875
	TransDigm 7.50% 7/15/21	610,000	667,950
			6,245,840
Consumer Cyclical – 6.77%
✗#	BI-LO PIK 144A 8.625% 9/15/18	425,000	440,938
	Bon-Ton Department Stores
	8.00% 6/15/21	165,000	156,338
	Burlington Coat Factory
	Warehouse 10.00% 2/15/19	564,000	634,500
✗#	Burlington Holdings PIK 144A
	9.00% 2/15/18	115,000	118,594
#	CDR DB Sub 144A
	7.75% 10/15/20	757,000	753,214

2013 Annual report • Delaware Pooled Trust

(continues)       77

Schedules of investments

Delaware Pooled® Trust — The High-Yield Bond Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
✗#	Chinos Intermediate Holdings A
	PIK 144A 7.75% 5/1/19	$665,000	$670,818
	Dave & Buster’s 11.00% 6/1/18	481,000	532,708
#^	Dave & Buster’s Entertainment
	144A 8.91% 2/15/16	697,000	570,669
#	Landry’s 144A 9.375% 5/1/20	722,000	785,174
✗#	Michaels FinCo Holdings PIK 144A
	7.50% 8/1/18	435,000	451,313
	Michaels Stores 11.375% 11/1/16	98,000	100,696
	Pantry 8.375% 8/1/20	554,000	591,395
#	Party City Holdings 144A
	8.875% 8/1/20	593,000	650,818
#	Quiksilver 144A 7.875% 8/1/18	665,000	714,874
	Rite Aid 6.75% 6/15/21	665,000	706,562
	Sally Holdings 5.50% 11/1/23	175,000	177,188
	Tempur Sealy International
	6.875% 12/15/20	425,000	455,813
#	Wok Acquisition 144A
	10.25% 6/30/20	599,000	654,408
			9,166,020
Consumer Non-Cyclical – 2.15%
#	Crestview DS Merger Sub II 144A
	10.00% 9/1/21	405,000	423,225
	Del Monte 7.625% 2/15/19	451,000	471,859
#	JBS Investments 144A
	7.75% 10/28/20	200,000	205,500
#	JBS USA 144A 8.25% 2/1/20	486,000	523,665
	Smithfield Foods 6.625% 8/15/22	450,000	475,875
#	Spectrum Brands Escrow 144A
	6.375% 11/15/20	103,000	109,695
	6.625% 11/15/22	416,000	445,120
	Visant 10.00% 10/1/17	278,000	257,150
			2,912,089
Energy – 11.59%
	AmeriGas Finance 7.00% 5/20/22	708,000	768,179
	AmeriGas Partners 6.50% 5/20/21	9,000	9,675
	Antero Resources Finance
	6.00% 12/1/20	320,000	339,200
	Calumet Specialty Products
	Partners 9.375% 5/1/19	1,088,000	1,210,399
	Chaparral Energy
	7.625% 11/15/22	267,000	289,695
	8.25% 9/1/21	312,000	343,200
	CHC Helicopter 9.375% 6/1/21	285,000	289,988
	Chesapeake Energy
	5.375% 6/15/21	110,000	114,950
	6.125% 2/15/21	95,000	104,263
	6.625% 8/15/20	480,000	543,600
	Comstock Resources 7.75% 4/1/19	484,000	508,200
#	Crestwood Midstream
	Partners 144A 6.125% 3/1/22	235,000	240,875
#	Drill Rigs Holdings 144A
	6.50% 10/1/17	584,000	617,580
#	Exterran Partners 144A
	6.00% 4/1/21	590,000	590,000
	Genesis Energy LP 5.75% 2/15/21	665,000	678,300
	Halcon Resources 8.875% 5/15/21	559,000	584,854
#	Hercules Offshore 144A
	7.50% 10/1/21	300,000	315,000
	8.75% 7/15/21	175,000	193,375
	Key Energy Services 6.75% 3/1/21	615,000	628,838
	Laredo Petroleum
	7.375% 5/1/22	136,000	147,900
	9.50% 2/15/19	512,000	574,720
	Linn Energy
	6.50% 5/15/19	84,000	84,210
	#144A 7.00% 11/1/19	325,000	325,813
	8.625% 4/15/20	129,000	138,030
	Midstates Petroleum 9.25% 6/1/21	560,000	579,600
#	Murphy Oil USA 144A
	6.00% 8/15/23	445,000	453,900
	Northern Oil and Gas
	8.00% 6/1/20	580,000	603,200
	NuStar Logistics 6.75% 2/1/21	400,000	414,500
#	Oasis Petroleum 144A
	6.875% 3/15/22	690,000	748,649
	Offshore Group Investment
	7.125% 4/1/23	270,000	276,075
	PDC Energy 7.75% 10/15/22	535,000	583,150
	Pioneer Drilling 9.875% 3/15/18	556,000	600,480
	Rosetta Resources 5.625% 5/1/21	345,000	350,175
#	Samson Investment 144A
	10.25% 2/15/20	426,000	462,210
	SandRidge Energy
	7.50% 3/15/21	106,000	112,890
	8.125% 10/15/22	681,000	728,670
	8.75% 1/15/20	114,000	123,690
			15,678,033
Financials – 1.28%
	E Trade Financial 6.375% 11/15/19	770,000	827,750
#	Nuveen Investments 144A
	9.50% 10/15/20	944,000	903,880
			1,731,630
Healthcare – 5.95%
	Air Medical Group Holdings
	9.25% 11/1/18	352,000	381,920
	Alere
	6.50% 6/15/20	360,000	370,800
	7.25% 7/1/18	255,000	281,138
	Biomet 6.50% 10/1/20	575,000	600,874
	Community Health Systems
	7.125% 7/15/20	333,000	350,899
	8.00% 11/15/19	386,000	420,258
	HCA Holdings 7.75% 5/15/21	135,000	148,163
✗#	Healthcare Technology
	Intermediate PIK 144A
	7.375% 9/1/18	595,000	618,055

2013 Annual report • Delaware Pooled Trust

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Healthcare (continued)
	Immucor 11.125% 8/15/19	$442,000	$498,355
	Kinetic Concepts 10.50% 11/1/18	423,000	479,048
✗#	MPH Intermediate Holding 2 PIK
	144A 8.375% 8/1/18	295,000	307,538
	Par Pharmaceutical
	7.375% 10/15/20	871,000	910,194
	Radnet Management
	10.375% 4/1/18	328,000	349,320
#	Service International 144A
	5.375% 1/15/22	620,000	627,749
#	Tenet Healthcare 144A
	6.00% 10/1/20	575,000	609,140
	8.125% 4/1/22	375,000	411,563
	Truven Health Analytics
	10.625% 6/1/20	218,000	248,248
#	Valeant Pharmaceuticals
	International 144A
	6.375% 10/15/20	291,000	312,098
	7.00% 10/1/20	115,000	124,488
			8,049,848
Insurance – 2.84%
•	American International Group
	8.175% 5/15/58	1,022,000	1,264,725
#	Hockey Merger Sub 2 144A
	7.875% 10/1/21	450,000	466,875
#•	Liberty Mutual Group 144A
	7.00% 3/15/37	575,000	600,875
#	Onex USI Acquisition 144A
	7.75% 1/15/21	585,000	599,625
•	XL Group 6.50% 12/29/49	925,000	912,050
			3,844,150
Media – 6.69%
	CCO Holdings 5.25% 9/30/22	484,000	457,380
#	Cequel Communications Holdings 1
	144A 6.375% 9/15/20	446,000	464,955
	Clear Channel Worldwide Holdings
	7.625% 3/15/20	704,000	754,680
#	Columbus International 144A
	11.50% 11/20/14	310,000	335,575
	CSC Holdings 6.75% 11/15/21	600,000	657,000
	DISH DBS 5.00% 3/15/23	795,000	764,194
#	Gray Television 144A
	7.50% 10/1/20	605,000	636,763
#	Lynx II 144A 6.375% 4/15/23	800,000	823,999
#	MDC Partners 144A 6.75% 4/1/20	325,000	339,625
#	Nara Cable Funding 144A
	8.875% 12/1/18	700,000	748,750
#	Nielsen Luxembourg 144A
	5.50% 10/1/21	390,000	401,700
#	ONO Finance II 144A
	10.875% 7/15/19	265,000	289,513
#	RCN Telecom Services 144A
	8.50% 8/15/20	325,000	329,875
	Satelites Mexicanos 9.50% 5/15/17	257,000	280,773
#	Univision Communications 144A
	8.50% 5/15/21	1,176,000	1,308,299
#	UPCB Finance VI 144A
	6.875% 1/15/22	430,000	465,475
			9,058,556
Service – 6.95%
#	Algeco Scotsman Global
	Finance 144A
	8.50% 10/15/18	580,000	624,950
	10.75% 10/15/19	1,065,000	1,110,262
#	ARAMARK 144A 5.75% 3/15/20	615,000	647,288
	Avis Budget Car Rental
	5.50% 4/1/23	465,000	458,025
#	Carlson Wagonlit 144A
	6.875% 6/15/19	335,000	348,400
#	DigitalGlobe 144A 5.25% 2/1/21	565,000	549,463
	H&E Equipment Services
	7.00% 9/1/22	462,000	505,890
	M/I Homes 8.625% 11/15/18	591,000	644,190
#	Mattamy Group 144A
	6.50% 11/15/20	580,000	578,550
	MGM Resorts International
	6.75% 10/1/20	170,000	185,725
	7.75% 3/15/22	234,000	266,175
	11.375% 3/1/18	674,000	867,774
	PHH
	6.375% 8/15/21	245,000	243,775
	7.375% 9/1/19	256,000	272,000
	Pinnacle Entertainment
	7.75% 4/1/22	210,000	230,738
	8.75% 5/15/20	36,000	39,960
#	PNK Finance 144A 6.375% 8/1/21	265,000	279,575
	Seven Seas Cruises
	9.125% 5/15/19	595,000	656,731
	Swift Services Holdings
	10.00% 11/15/18	547,000	615,375
#	Watco 144A 6.375% 4/1/23	280,000	278,600
			9,403,446
Technology & Electronics – 4.89%
#	ACI Worldwide 144A
	6.375% 8/15/20	360,000	377,100
	#Activision Blizzard 144A
	5.625% 9/15/21	445,000	461,688
	6.125% 9/15/23	200,000	209,500
#	BMC Software Finance 144A
	8.125% 7/15/21	950,000	1,009,374
	First Data
	11.25% 3/31/16	412,000	415,090
	#144A 11.25% 1/15/21	855,000	943,706
	#144A 11.75% 8/15/21	605,000	618,613
	Freescale Semiconductor
	#144A 6.00% 1/15/22	305,000	309,194
	10.75% 8/1/20	60,000	68,550
	Infor U.S. 9.375% 4/1/19	533,000	604,955

2013 Annual report • Delaware Pooled Trust

(continues)       79

Schedules of investments

Delaware Pooled® Trust — The High-Yield Bond Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Technology & Electronics (continued)
	j2 Global 8.00% 8/1/20	$777,000	$839,160
#	Seagate HDD Cayman 144A
	3.75% 11/15/18	115,000	115,000
#	Viasystems 144A 7.875% 5/1/19	596,000	637,720
			6,609,650
Telecommunications – 6.96%
#	Clearwire Communications 144A
	12.00% 12/1/15	130,000	135,005
#	Digicel Group 144A
	8.25% 9/30/20	800,000	848,000
	Hughes Satellite Systems
	7.625% 6/15/21	439,000	482,900
#	Intelsat Luxembourg 144A
	7.75% 6/1/21	1,145,000	1,212,268
	8.125% 6/1/23	860,000	912,674
	Level 3 Communications
	8.875% 6/1/19	233,000	255,426
	Level 3 Financing
	#144A 6.125% 1/15/21	110,000	112,200
	7.00% 6/1/20	602,000	644,140
#	MetroPCS Wireless 144A
	6.25% 4/1/21	240,000	252,000
#	Sprint 144A
	7.25% 9/15/21	290,000	313,563
	7.875% 9/15/23	225,000	244,688
	Sprint Capital 6.90% 5/1/19	635,000	687,388
	Sprint Communications
	8.375% 8/15/17	365,000	424,313
	T-Mobile USA 6.731% 4/28/22	235,000	249,100
#	Wind Acquisition Finance 144A
	7.25% 2/15/18	650,000	686,825
	11.75% 7/15/17	210,000	223,388
	Windstream
	7.50% 6/1/22	335,000	352,588
	7.50% 4/1/23	10,000	10,475
	#144A 7.75% 10/1/21	370,000	396,825
	Zayo Group 10.125% 7/1/20	842,000	976,719
			9,420,485
Utilities – 2.58%
	AES
	7.375% 7/1/21	713,000	811,037
	8.00% 6/1/20	2,000	2,345
#	Calpine 144A
	5.875% 1/15/24	145,000	145,544
	6.00% 1/15/22	595,000	618,800
	Elwood Energy 8.159% 7/5/26	274,743	292,601
#•	Enel 144A 8.75% 9/24/73	420,000	456,561
	GenOn Americas Generation
	8.50% 10/1/21	495,000	543,263
	GenOn Energy 9.875% 10/15/20	552,000	621,000
			3,491,151
Total Corporate Bonds
	(cost $102,465,704)		107,215,479

«Senior Secured Loans – 7.20%
	Allegion U.S. Holding Tranche B
	3.00% 12/26/20	195,000	195,488
	BJ’s Wholesale Club 2nd Lien
	9.75% 3/29/19	305,000	312,180
	BMC Software 1st Lien
	5.00% 8/9/20	299,000	302,426
	CityCenter Holdings Tranche B
	5.00% 10/9/20	320,000	323,167
	Clear Channel Communication
	Tranche B 3.65% 1/29/16	340,000	330,618
	Clear Channel Communications
	Tranche D 6.75% 1/30/19	300,000	287,700
	Drillships Financing Holding
	Tranche B1 6.00% 2/17/21	305,000	310,433
	Exopack 1st Lien 5.25% 4/24/19	375,000	380,859
	Gentiva Health Services Tranche B
	6.50% 10/10/19	640,000	636,800
	Getty Images Tranche B
	4.75% 9/19/19	414,435	365,350
	Gray Television 4.50% 10/11/19	439,000	441,744
	Hostess Brands 1st Lien
	6.75% 3/12/20	445,000	458,350
	Hudson’s Bay 2nd Lien
	8.25% 10/7/21	290,000	296,767
	Ineos US Finance 4.00% 5/4/18	610,000	612,764
	Moxie Liberty Tranche B
	7.50% 8/21/20	640,000	639,200
	Neiman Marcus Group
	5.00% 10/18/20	665,000	670,126
	Nuveen Investments 2nd Lien
	6.50% 2/28/19	335,000	329,905
	Otter Products Tranche B
	5.25% 4/29/19	120,000	120,674
	Panda Temple Power II Tranche B
	1st Lien 7.25% 3/28/19	510,000	518,288
	Quickrete 2nd Lien 7.00% 3/19/21	60,000	61,388
	Ranpak 2nd Lien 8.50% 4/10/20	86,000	88,580
	Rite Aid 2nd Lien 5.75% 8/3/20	295,000	302,682
	Samson Investment 2nd Lien
	6.00% 9/10/18	305,000	308,145
	Smart & Final 2nd Lien
	10.50% 11/8/20	437,949	446,708
	State Class Tankers II 1st Lien
	6.75% 6/10/20	420,000	423,675
	Toys R US Property Tranche B
	6.00% 7/31/19	280,000	274,470
	USI Insurance Services Tranche B
	5.00% 12/14/19	305,000	306,830
Total Senior Secured Loans
	(cost $9,671,258)		9,745,317

2013 Annual report • Delaware Pooled Trust

		Number of	Value
		Shares	(U.S. $)
Common Stock – 2.49%
	AES	15,012	$211,519
†	Akorn	12,910	263,880
=†	Century Communications	60,000	0
	CenturyLink	8,788	297,562
†	DIRECTV Class A	1,200	74,988
†	Kodiak Oil & Gas	33,306	431,979
	Mueller Water Products Class A	16,760	143,633
	NRG Energy	12,294	350,748
†	Quiksilver	49,966	415,717
	Range Resources	3,883	293,982
†	Rexnord	10,165	239,081
	Rockwood Holdings	4,286	271,090
†	United Rentals	5,911	381,791
Total Common Stock
	(cost $3,012,729)		3,375,970

Convertible Preferred Stock – 1.20%
#	Chesapeake Energy 144A 5.75%
	exercise price $27.83,
	expiration date 12/31/49	572	671,742
	Halcon Resources 5.75%
	exercise price $6.16,
	expiration date 12/31/49	247	259,906
	Intelsat 5.75% exercise price
	$22.05, expiration date 5/1/16	5,550	300,810
	SandRidge Energy 7.00%
	exercise price $7.76,
	expiration date 12/31/49	3,800	388,075
Total Convertible Preferred Stock
	(cost $1,539,170)		1,620,533

Preferred Stock – 1.21%
•	Ally Financial
	#144A 7.00%	800	768,175
	8.50%	5,000	135,000
•	GMAC Capital Trust I 8.125%	7,000	188,020
	Regions Financial 6.375%	24,000	549,600
Total Preferred Stock
	(cost $1,493,892)		1,640,795

		Principal
		Amount (U.S. $)
Short-Term Investments – 9.37%
Repurchase Agreements – 9.37%
	Bank of America 0.06%,
	dated 10/31/13, to be
	repurchased on 11/1/13,
	repurchase price $3,163,179
	(collateralized by U.S.
	government obligations
	0.625%-1.625%
	7/15/14-1/15/15;
	market value $3,226,438)	$3,163,174	3,163,174
	BNP Paribas 0.08%,
	dated 10/31/13, to be
	repurchased on 11/1/13,
	repurchase price $9,513,847
	(collateralized by U.S.
	government obligations
	0.25%-3.875%
	12/15/13-8/15/40;
	market value $9,704,103)	9,513,826	9,513,826
Total Short-Term Investments
	(cost $12,677,000)		12,677,000
Total Value of Securities – 101.44%
	(cost $131,855,047)		$137,258,969

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2013, the aggregate value of Rule 144A securities was $59,914,184, which represented 44.28% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”

✗	100% of the income received was in the form of cash.
•	Variable rate security. The rate shown is the rate as of Oct. 31, 2013. Interest rates reset periodically.
z	100% of the income received was in the form of additional par.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at Oct. 31, 2013.

†	Non income producing security.
=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At Oct. 31, 2013, the aggregate value of fair valued securities was $0.00, which represented 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

PIK — Pay-in-kind

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)       81

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio
October 31, 2013

	Principal		Value
	Amount°		(U.S. $)
Agency Asset-Backed Securities – 0.25%
Fannie Mae Grantor Trust
Series 2003-T4 2A5
5.407% 9/26/33	USD	134,798	$138,856
Total Agency Asset-Backed Securities
(cost $133,708)			138,856

Agency Collateralized Mortgage Obligations – 1.82%
Fannie Mae REMICs
Series 2002-90 A1
6.50% 6/25/42		17,326	20,267
Series 2002-90 A2
6.50% 11/25/42		38,599	44,310
✗•Series 2012-122 SD
5.93% 11/25/42		95,139	23,630
✗•Series 2012-124 SD
5.98% 11/25/42		95,372	22,844
✗Series 2013-26 ID
3.00% 4/25/33		96,579	16,929
✗Series 2013-38 AI
3.00% 4/25/33		95,561	15,471
✗Series 2013-44 DI
3.00% 5/25/33		247,748	43,360
Fannie Mae Whole Loan
Series 2004-W11 1A2
6.50% 5/25/44		32,911	38,349
Freddie Mac REMICs
Series 1730 Z
7.00% 5/15/24		77,630	89,059
Series 2326 ZQ
6.50% 6/15/31		67,633	75,879
Series 3123 HT
5.00% 3/15/26		245,202	270,327
Series 3656 PM
5.00% 4/15/40		125,000	136,937
•Series 4148 SA
5.926% 12/15/42		96,242	22,807
Series 4185 LI
3.00% 3/15/33		96,347	16,937
Series 4191 CI
3.00% 4/15/33		97,337	15,281
GNMA Series 2010-113 KE
4.50% 9/20/40		125,000	136,595
NCUA Guaranteed Notes
Series 2010-C1 A2
2.90% 10/29/20		40,000	41,663
Total Agency Collateralized
Mortgage Obligations
(cost $953,855)			1,030,645

Agency Mortgage-Backed Securities – 25.25%
Fannie Mae
2.27% 1/1/23		54,277	51,269
4.50% 5/1/41		21,723	22,903
6.50% 8/1/17		10,571	11,694
• Fannie Mae ARM
2.305% 8/1/34		48,894	51,749
2.418% 5/1/43		32,841	32,657
2.439% 3/1/38		51,485	54,458
2.546% 6/1/43		10,995	11,005
2.551% 4/1/36		41,390	43,908
3.293% 9/1/43		41,935	43,300
Fannie Mae Relocation 30 yr
5.00% 11/1/33		4,038	4,345
5.00% 1/1/34		3,161	3,405
5.00% 11/1/34		9,119	9,821
5.00% 10/1/35		22,079	23,757
5.00% 1/1/36		23,530	25,327
Fannie Mae S.F. 15 yr
2.50% 7/1/27		6,245	6,320
2.50% 2/1/28		92,791	93,905
2.50% 5/1/28		14,494	14,659
3.00% 11/1/27		6,315	6,568
3.50% 7/1/26		31,279	33,059
4.00% 11/1/25		102,441	109,647
4.50% 1/1/20		10,393	11,049
5.00% 5/1/20		16,286	17,469
5.00% 7/1/20		3,283	3,520
5.00% 5/1/21		2,922	3,118
5.50% 5/1/20		352	372
5.50% 6/1/23		73,471	79,987
6.00% 8/1/22		47,424	52,055
Fannie Mae S.F. 15 yr TBA
2.50% 11/1/28		1,449,000	1,463,490
3.00% 1/1/28		1,677,000	1,733,075
3.50% 1/1/28		872,000	915,941
Fannie Mae S.F. 20 yr
3.00% 8/1/33		15,809	15,958
3.00% 9/1/33		29,764	30,044
3.50% 9/1/33		22,749	23,680
5.00% 11/1/23		2,402	2,608
5.50% 8/1/28		90,432	98,906
5.50% 12/1/29		4,671	5,110
Fannie Mae S.F. 30 yr
3.00% 10/1/42		18,668	18,437
3.00% 12/1/42		81,042	80,052
3.00% 7/1/43		70,091	69,312
3.50% 7/1/42		4,504	4,624
3.50% 6/1/43		10,818	11,110
4.00% 11/1/40		12,405	13,078
4.00% 1/1/41		56,394	59,462
4.00% 9/1/41		7,965	8,393
4.00% 3/1/42		74,493	78,528

2013 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Agency Mortgage-Backed Securities (continued)
	Fannie Mae S.F. 30 yr (continued)
	4.00% 1/1/43	USD	26,522	$27,954
	4.50% 7/1/36		9,843	10,536
	4.50% 4/1/40		11,358	12,152
	4.50% 11/1/40		29,757	31,881
	4.50% 2/1/41		13,650	14,629
	4.50% 3/1/41		58,717	62,940
	4.50% 5/1/41		10,123	10,875
	4.50% 10/1/41		35,165	37,721
	4.50% 11/1/41		31,900	34,199
	4.50% 9/1/43		24,878	26,713
	5.00% 3/1/34		6,820	7,420
	5.00% 2/1/35		73,944	80,454
	5.00% 3/1/35		10,849	11,784
	5.00% 6/1/35		12,674	13,851
	5.50% 5/1/35		19,084	20,983
	5.50% 5/1/36		5,835	6,363
	5.50% 8/1/37		11,661	12,712
	6.00% 7/1/36		11,780	12,937
	7.00% 12/1/33		11,812	13,551
	7.00% 5/1/35		1,239	1,418
	7.00% 6/1/35		2,360	2,468
	7.00% 12/1/37		19,694	22,470
	7.50% 6/1/31		1,673	1,953
	7.50% 6/1/34		12,578	14,629
	Fannie Mae S.F. 30 yr TBA
	3.00% 11/1/43		2,786,000	2,748,999
	3.50% 1/1/43		1,642,000	1,674,584
	4.00% 1/1/43		1,701,000	1,781,000
	4.50% 1/1/43		1,131,000	1,204,515
	4.50% 12/1/43		250,000	266,992
	Freddie Mac 4.50% 1/1/41		43,051	45,329
•	Freddie Mac ARM
	2.506% 4/1/34		3,488	3,687
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33		2,931	3,159
	Freddie Mac S.F. 30 yr
	3.00% 10/1/42		35,749	35,153
	3.00% 11/1/42		30,872	30,380
	4.00% 11/1/40		19,218	20,161
	4.50% 10/1/39		41,015	43,754
	4.50% 3/1/42		139,684	149,147
	4.50% 10/1/43		11,987	12,799
	6.00% 8/1/38		36,928	40,363
	7.00% 11/1/33		1,632	1,872
	Freddie Mac S.F. 30 yr TBA
	5.50% 1/1/38-00		59,000	63,854
	GNMA I S.F. 30 yr
	7.00% 12/15/34		197,245	231,136
	7.50% 12/15/31		456	537
	7.50% 2/15/32		441	536
Total Agency Mortgage-Backed
	Securities (cost $14,106,017)			14,303,684

Commercial Mortgage-Backed Securities – 2.89%
•	Bear Stearns Commercial
	Mortgage Securities
	Series 2005-T20 A4A
	5.14% 10/12/42		30,000	32,029
	Series 2006-PW12 A4
	5.711% 9/11/38		45,000	49,374
t	Commercial Mortgage Pass
	Through Certificates
	•Series 2013-CCRE8
	3.612% 6/10/46		30,000	30,287
	Series 2013-CR12 A4
	4.046% 10/10/46		25,000	25,813
•	Credit Suisse Mortgage
	Capital Certificates
	Series 2006-C1 AAB
	5.39% 2/15/39		62,548	63,766
#	DBUBS Mortgage Trust Series
	2011-LC1A A3 144A
	5.002% 11/10/46		200,000	225,134
#•	FREMF Mortgage Trust
	Series 2012-K21 B 144A
	3.939% 7/25/45		35,000	32,791
	Goldman Sachs Mortgage
	Securities II
	Series 2005-GG4 A4A
	4.751% 7/10/39		155,000	161,742
	•Series 2006-GG6 A4
	5.553% 4/10/38		55,000	59,571
	#Series 2010-C1 A2 144A
	4.592% 8/10/43		200,000	220,702
	#•Series 2010-C1 C 144A
	5.635% 8/10/43		100,000	110,312
	JPMorgan Chase Commercial
	Mortgage Securities
	•Series 2005-LDP5 A4
	5.20% 12/15/44		55,000	58,925
	Series 2006-LDP8 AM
	5.44% 5/15/45		50,000	54,988
	Lehman Brothers-UBS
	Commercial Mortgage Trust
	Series 2004-C1 A4
	4.568% 1/15/31		14,222	14,406
	•Series 2005-C3 B
	4.895% 7/15/40		15,000	15,487
	Morgan Stanley Capital I
	Series 2005-HQ6 A4A
	4.989% 8/13/42		50,000	52,621
	•Series 2005-HQ7
	5.206% 11/14/42		100,000	98,737
	•Series 2007-T27 A4
	5.647% 6/11/42		55,000	62,422
#	Timberstar Trust
	Series 2006-1A A 144A
	5.668% 10/15/36		50,000	54,989

2013 Annual report • Delaware Pooled Trust

(continues)       83

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities (continued)
#	VNO Mortgage Trust
	Series 2012-6AVE 144A
	2.996% 11/15/30	USD	100,000	$95,245
	WF-RBS Commercial
	Mortgage Trust
	Series 2012-C9 A3
	2.87% 11/15/45		35,000	33,565
	Series 2013-C11 A5
	3.071% 3/15/45		30,000	29,124
	Series 2013-C14 A5
	3.337% 6/15/46		55,000	54,224
Total Commercial Mortgage-Backed
	Securities (cost $1,627,391)			1,636,254

Convertible Bonds – 0.52%
	Advanced Micro Devices 6.00%
	exercise price $28.08,
	expiration date 4/30/15		6,000	6,263
#	Alaska Communications
	Systems Group 144A 6.25%
	exercise price $10.28,
	expiration date 4/27/18		7,000	6,055
	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16		7,000	7,678
	Ares Capital 5.75%
	exercise price $19.13,
	expiration date 2/1/16		7,000	7,556
Φ	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/12/27		14,000	12,906
	BGC Partners 4.50%
	exercise price $9.84,
	expiration date 7/13/16		10,000	10,331
#	Blucora 144A 4.25%
	exercise price $21.66,
	expiration date 3/29/19		4,000	5,133
	Chesapeake Energy 2.50%
	exercise price $50.90,
	expiration date 5/15/37		3,000	3,060
#	Ciena 144A 3.75%
	exercise price $20.17,
	expiration date 10/15/18		7,000	9,993
#	Clearwire Communications 144A
	8.25% exercise price $7.08,
	expiration date 11/30/40		6,000	6,870
	Dendreon 2.875%
	exercise price $51.24,
	expiration date 1/13/16		7,000	4,620
	Equinix exercise price $84.32,
	expiration date 6/13/16		1,000	1,997
Φ	General Cable 4.50%
	exercise price $36.55,
	expiration date 11/15/29		12,000	13,964
	Gilead Sciences 1.625%
	exercise price $22.71,
	expiration date 5/1/16		4,000	12,538
	Helix Energy Solutions Group
	3.25% exercise price $25.02,
	expiration date 3/12/32		8,000	10,170
Φ	Hologic 2.00%
	exercise price $31.17,
	expiration date 2/27/42		9,000	9,433
#	Illumina 144A 0.25%
	exercise price $83.55,
	expiration date 3/11/16		4,000	4,985
	Intel 3.25%
	exercise price $21.94,
	expiration date 8/1/39		6,000	7,860
	Jefferies Group 3.875%
	exercise price $45.62,
	expiration date 10/31/29		8,000	8,435
	Leap Wireless
	International 4.50%
	exercise price $93.21,
	expiration date 7/10/14		14,000	14,279
#	Lexington Realty
	Trust 144A 6.00%
	exercise price $6.84,
	expiration date 1/11/30		3,000	5,209
#	Liberty Interactive 144A 0.75%
	exercise price $1000,
	expiration date 3/30/43		7,000	8,400
	MGM Resorts
	International 4.25%
	exercise price $18.58,
	expiration date 4/10/15		4,000	4,910
	Mylan 3.75%
	exercise price $13.32,
	expiration date 9/15/15		2,000	5,755
	Nuance Communications 2.75%
	exercise price $32.30,
	expiration date 11/1/31		9,000	8,831
	NuVasive 2.75%
	exercise price $42.13,
	expiration date 6/30/17		16,000	17,479
#	Owens-Brockway Glass
	Container 144A 3.00%
	exercise price $47.47,
	expiration date 5/28/15		9,000	9,383
	Peabody Energy 4.75%
	exercise price $57.95,
	expiration date 12/15/41		5,000	4,163
	PHH 4.00%
	exercise price $25.80,
	expiration date 8/27/14		8,000	8,805
	Rovi 2.625%
	exercise price $47.36,
	expiration date 2/10/40		4,000	4,075

2013 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
#	Ryman Hospitality
	Properties 144A 3.75%
	exercise price $21.64,
	expiration date 9/29/14	USD	3,000	$5,184
	SanDisk 1.50%
	exercise price $52.17,
	expiration date 8/11/17		9,000	13,241
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 9/29/14		2,000	5,770
	Steel Dynamics 5.125%
	exercise price $17.17,
	expiration date 6/15/14		2,000	2,264
	TIBCO Software
	exercise price $50.57,
	expiration date 4/30/32		12,000	12,218
	Titan Machinery
	exercise price $43.17,
	expiration date 4/30/19		7,000	6,186
•	Vector Group 2.50%
	exercise price $17.62,
	expiration date 1/14/19		2,000	2,343
	WellPoint 144A 2.75%
	exercise price $75.31,
	expiration date 10/15/42		4,000	5,215
Total Convertible Bonds
	(cost $269,703)			293,557

Corporate Bonds – 39.66%
Banking – 6.28%
	Abbey National Treasury
	Services 3.05% 8/23/18		60,000	62,182
#	Banco do Brasil 144A
	3.75% 7/25/18		100,000	141,216
	Bank of America
	2.60% 1/15/19		105,000	105,837
	3.875% 3/22/17		60,000	64,379
	BB&T 5.25% 11/1/19		322,000	363,968
#	BBVA Banco Continental 144A
	3.25% 4/8/18		40,000	40,300
	Citigroup
	3.875% 10/25/23		75,000	75,164
	6.25% 6/29/17		22,000	18,894
	City National 5.25% 9/15/20		80,000	86,827
•	Fifth Third Bancorp
	5.10% 12/31/49		55,000	49,638
•	Fifth Third Capital Trust IV
	6.50% 4/15/37		80,000	79,300
#•	HBOS Capital Funding 144A
	6.071% 6/29/49		215,000	215,000
#	HSBC Bank 144A
	4.75% 1/19/21		150,000	164,664
	JPMorgan Chase
	4.25% 11/2/18		20,000	15,698
	5.625% 8/16/43		60,000	61,973
	•6.00% 12/29/49		105,000	102,113
	KeyBank 5.45% 3/3/16		250,000	273,763
	Morgan Stanley
	4.10% 5/22/23		155,000	150,014
	7.60% 8/8/17		10,000	8,831
	Northern Trust 3.95% 10/30/25		35,000	35,138
	PNC Bank 6.875% 4/1/18		250,000	300,958
•	PNC Financial Services Group
	4.85% 5/29/49		30,000	27,450
	PNC Funding 5.125% 2/8/20		115,000	129,906
	Regions Financial 2.00% 5/15/18		175,000	172,265
	Santander Holdings USA
	3.45% 8/27/18		40,000	41,425
	State Street 3.10% 5/15/23		70,000	66,230
	SunTrust Banks 2.35% 11/1/18		70,000	70,366
•	USB Capital IX 3.50% 10/29/49		355,000	280,450
	Wachovia
	•0.614% 10/15/16		50,000	49,419
	5.25% 8/1/14		55,000	56,900
	Wells Fargo
	4.125% 8/15/23		45,000	45,094
	5.375% 11/2/43		75,000	76,165
	Zions Bancorp
	4.50% 3/27/17		20,000	21,029
	4.50% 6/13/23		50,000	50,237
	7.75% 9/23/14		50,000	52,772
				3,555,565
Basic Industry – 2.70%
	ArcelorMittal 10.35% 6/1/19		90,000	114,300
	Barrick Gold 4.10% 5/1/23		40,000	36,349
	CF Industries 7.125% 5/1/20		125,000	149,113
	Cliffs Natural Resources
	6.25% 10/1/40		55,000	49,170
	Dow Chemical 8.55% 5/15/19		184,000	238,423
	Freeport-McMoRan Copper &
	Gold 3.875% 3/15/23		50,000	47,418
	Georgia-Pacific 8.00% 1/15/24		135,000	175,756
#	Glencore Funding 144A
	2.50% 1/15/19		80,000	77,092
	International Paper
	6.00% 11/15/41		50,000	54,874
	7.50% 8/15/21		30,000	37,324
	Novelis 8.75% 12/15/20		65,000	72,638
	Nucor 4.00% 8/1/23		30,000	29,979
	Packaging Corp of America
	4.50% 11/1/23		55,000	56,671
	Plains Exploration & Production
	6.50% 11/15/20		45,000	49,601

2013 Annual report • Delaware Pooled Trust

(continues)       85

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
	Rio Tinto Finance USA
	2.25% 12/14/18	USD	5,000	$5,023
	3.50% 11/2/20		25,000	25,516
	Rock Tenn
	3.50% 3/1/20		25,000	24,987
	4.00% 3/1/23		55,000	53,914
	Rockwood Specialties Group
	4.625% 10/15/20		80,000	82,600
	Teck Resources 3.75% 2/1/23		45,000	42,475
	Vale Overseas 5.625% 9/15/19		25,000	27,541
	Weyerhaeuser 4.625% 9/15/23		75,000	78,299
				1,529,063
Brokerage – 0.54%
	Jefferies Group
	5.125% 1/20/23		65,000	66,014
	6.45% 6/8/27		25,000	26,192
	6.50% 1/20/43		15,000	14,960
	Lazard Group 6.85% 6/15/17		174,000	197,934
				305,100
Capital Goods – 0.96%
#	Ardagh Packaging Finance
	144A 7.00% 11/15/20		200,000	199,999
	Ball 5.75% 5/15/21		85,000	90,206
#	Cemex Espana Luxembourg
	144A 9.25% 5/12/20		75,000	82,125
	Flowserve 4.00% 11/15/23		40,000	39,874
#	Ingersoll-Rand Global Holding
	4.25% 6/15/23		120,000	120,766
#	URS 144A 4.35% 4/1/17		10,000	10,396
				543,366
Communications – 4.96%
	America Movil 5.00% 3/30/20		105,000	115,474
#	American Tower Trust I 144A
	1.551% 3/15/43		25,000	24,562
	3.07% 3/15/23		55,000	52,675
	AT&T 4.30% 12/15/42		50,000	41,900
	CC Holdings GS V
	3.849% 4/15/23		60,000	57,072
	CenturyLink 5.80% 3/15/22		70,000	69,650
#	Clearwire Communications
	144A 12.00% 12/1/15		105,000	109,043
#	Cox Communications 144A
	3.25% 12/15/22		115,000	105,823
#	Crown Castle Towers 144A
	4.883% 8/15/20		240,000	258,520
	DISH DBS
	5.00% 3/15/23		295,000	283,569
	7.875% 9/1/19		50,000	58,375
#	Intelsat Jackson Holdings
	144A 5.50% 8/1/23		85,000	82,344
	Omnicom Group
	3.625% 5/1/22		30,000	29,348
	Qwest 6.75% 12/1/21		55,000	60,111
#	SBA Tower Trust 144A
	2.24% 4/16/18		45,000	44,733
#	SES 144A 3.60% 4/4/23		160,000	155,807
	Sinclair Television Group
	6.125% 10/1/22		115,000	117,731
	Sprint Communications
	6.00% 12/1/16		55,000	59,606
	8.375% 8/15/17		65,000	75,563
	Telefonica Emisiones
	5.289% 12/9/22		50,000	84,436
	6.421% 6/20/16		50,000	55,795
	Time Warner Cable
	8.25% 4/1/19		100,000	117,360
#	UPCB Finance III 144A
	6.625% 7/1/20		150,000	160,875
	Verizon Communications
	5.15% 9/15/23		195,000	211,985
	6.40% 9/15/33		55,000	62,436
	Virgin Media Secured Finance
	6.50% 1/15/18		300,000	312,749
				2,807,542
Consumer Cyclical – 2.37%
	Amazon.com 2.50% 11/29/22		100,000	92,521
	Carnival 3.95% 10/15/20		30,000	30,477
	Cummins 3.65% 10/1/23		75,000	76,542
#	Daimler Finance North
	America 144A
	2.25% 7/31/19		150,000	147,880
	Ford Motor Credit
	12.00% 5/15/15		100,000	117,105
#	General Motors 3.50% 10/2/18		50,000	51,250
	Home Depot 3.75% 2/15/24		70,000	71,779
	Host Hotels & Resorts
	3.75% 10/15/23		95,000	90,301
	4.75% 3/1/23		70,000	71,983
	5.25% 3/15/22		5,000	5,298
	5.875% 6/15/19		40,000	43,419
	International Game Technology
	5.35% 10/15/23		85,000	88,462
	Marriott International
	3.375% 10/15/20		45,000	45,336
	QVC 4.375% 3/15/23		135,000	128,568
	Viacom 5.85% 9/1/43		65,000	69,261
	Western Union 3.65% 8/22/18		85,000	88,624
	Wyndham Worldwide
	4.25% 3/1/22		30,000	29,960
	5.625% 3/1/21		35,000	38,187
	Yum! Brands 3.875% 11/1/23		55,000	54,940
				1,341,893
Consumer Non-Cyclical – 2.39%
	Boston Scientific
	2.65% 10/1/18		35,000	35,327
	6.00% 1/15/20		75,000	87,545

2013 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	CareFusion 6.375% 8/1/19	USD	255,000	$294,291
	Celgene
	3.25% 8/15/22		25,000	24,020
	3.95% 10/15/20		75,000	78,152
	Constellation Brands
	3.75% 5/1/21		30,000	28,838
	4.25% 5/1/23		20,000	19,225
	Del Monte 7.625% 2/15/19		25,000	26,156
	Energizer Holding
	4.70% 5/24/22		100,000	101,772
	Immucor 11.125% 8/15/19		10,000	11,275
#	Mylan 144A
	3.125% 1/15/23		30,000	27,564
	6.00% 11/15/18		120,000	129,141
#	Pernod-Ricard 144A
	5.75% 4/7/21		150,000	168,362
	Quest Diagnostics
	4.70% 4/1/21		25,000	26,459
	Yale University 2.90% 10/15/14		80,000	81,977
	Zimmer Holdings
	4.625% 11/30/19		110,000	121,741
#	Zoetis 144A 3.25% 2/1/23		95,000	91,185
				1,353,030
Electric – 4.73%
	AES 7.375% 7/1/21		110,000	125,125
	Ameren Illinois 9.75% 11/15/18		285,000	382,595
#	American Transmission
	Systems 144A
	5.25% 1/15/22		35,000	37,603
	CenterPoint Energy
	5.95% 2/1/17		55,000	62,416
	CMS Energy 6.25% 2/1/20		30,000	34,973
	ComEd Financing III
	6.35% 3/15/33		60,000	58,350
#•	Electricite de France 144A
	5.25% 12/29/49		100,000	98,478
	Entergy Louisiana
	4.05% 9/1/23		105,000	108,450
	Exelon Generation
	4.25% 6/15/22		105,000	103,004
	Great Plains Energy
	4.85% 6/1/21		30,000	32,120
	5.292% 6/15/22		95,000	103,875
	Indiana Michigan Power
	3.20% 3/15/23		10,000	9,608
•	Integrys Energy Group
	6.11% 12/1/66		90,000	90,513
	IPALCO Enterprises
	5.00% 5/1/18		35,000	36,750
	LG&E & KU Energy
	3.75% 11/15/20		65,000	66,214
	4.375% 10/1/21		155,000	160,836
#	Narragansett Electric 144A
	4.17% 12/10/42		100,000	90,300
•	National Rural Utilities
	Cooperative Finance
	4.75% 4/30/43		70,000	65,538
	NextEra Energy Capital Holdings
	3.625% 6/15/23		135,000	129,753
	•6.35% 10/1/66		135,000	135,088
	•6.65% 6/15/67		5,000	5,129
	NV Energy 6.25% 11/15/20		65,000	75,965
	Pennsylvania Electric
	5.20% 4/1/20		135,000	145,904
•	PPL Capital Funding
	6.70% 3/30/67		40,000	40,430
	Public Service Company of
	Oklahoma 5.15% 12/1/19		115,000	129,883
	Puget Energy 6.00% 9/1/21		30,000	32,901
•	Puget Sound Energy
	6.974% 6/1/67		110,000	115,763
	SCANA 4.125% 2/1/22		65,000	64,623
•	Wisconsin Energy
	6.25% 5/15/67		135,000	138,484
				2,680,671
Energy – 3.40%
	BP Capital Markets
	3.994% 9/26/23		50,000	51,633
	Continental Resources
	4.50% 4/15/23		85,000	86,169
	Ecopetrol
	4.25% 9/18/18		10,000	10,525
	7.625% 7/23/19		47,000	56,870
	Halliburton 3.50% 8/1/23		80,000	80,332
#	KazMunayGas National 144A
	9.125% 7/2/18		100,000	122,750
	Newfield Exploration
	5.625% 7/1/24		45,000	46,125
#	Pacific Rubiales Energy 144A
	7.25% 12/12/21		100,000	110,500
	Petrobras Global Finance
	3.00% 1/15/19		70,000	66,786
	Petrobras International
	Finance 5.375% 1/27/21		70,000	71,524
	Petrohawk Energy
	7.25% 8/15/18		160,000	173,840
	Petroleos Mexicanos
	3.50% 1/30/23		15,000	13,950
	Pride International
	6.875% 8/15/20		240,000	288,348
#	Samson Investment 144A
	10.25% 2/15/20		205,000	222,425
	SandRidge Energy
	8.75% 1/15/20		115,000	124,775
	Talisman Energy 5.50% 5/15/42		145,000	129,002
	Total Capital 2.125% 8/10/18		110,000	111,644
2013 Annual report • Delaware Pooled Trust

(continues)       87

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
#	Woodside Finance 144A
	8.125% 3/1/14	USD	5,000	$5,119
	8.75% 3/1/19		120,000	154,891
				1,927,208
Financials – 1.34%
#	CDP Financial 144A
	4.40% 11/25/19		250,000	280,483
	CME Group 5.30% 9/15/43		35,000	37,788
	General Electric Capital
	2.10% 12/11/19		130,000	129,070
	4.375% 9/16/20		85,000	92,704
	6.00% 8/7/19		100,000	118,497
	International Lease Finance
	5.875% 4/1/19		25,000	27,029
	6.25% 5/15/19		53,000	58,035
	8.75% 3/15/17		15,000	17,700
				761,306
Insurance – 2.20%
•	Allstate 5.75% 8/15/53		60,000	61,463
•	American International Group
	4.125% 2/15/24		90,000	92,715
	8.175% 5/15/58		60,000	74,250
	Berkshire Hathaway Finance
	2.90% 10/15/20		60,000	60,831
•	Chubb 6.375% 3/29/67		85,000	93,075
#	Highmark 144A
	4.75% 5/15/21		40,000	38,436
	6.125% 5/15/41		15,000	13,973
•	ING US 5.65% 5/15/53		45,000	42,998
#	Liberty Mutual Group 144A
	4.25% 6/15/23		125,000	125,306
	4.95% 5/1/22		50,000	52,954
	6.50% 5/1/42		35,000	39,236
#	Metropolitan Life Global
	Funding I 144A
	3.00% 1/10/23		320,000	309,028
	Prudential Financial
	3.875% 1/14/15		60,000	62,255
	6.00% 12/1/17		115,000	133,803
•	XL Group 6.50% 12/29/49		45,000	44,370
				1,244,693
Natural Gas – 2.65%
	El Paso Pipeline Partners
	Operating 6.50% 4/1/20		95,000	110,851
•	Enbridge Energy Partners
	8.05% 10/1/37		115,000	129,766
	Energy Transfer Partners
	3.60% 2/1/23		80,000	76,480
	5.95% 10/1/43		85,000	88,737
	6.50% 2/1/42		20,000	21,973
	9.70% 3/15/19		54,000	70,956
	Enterprise Products Operating
	4.05% 2/15/22		120,000	123,412
	•7.034% 1/15/68		120,000	132,721
	9.75% 1/31/14		60,000	61,333
	Kinder Morgan Energy Partners
	3.50% 9/1/23		15,000	14,233
	9.00% 2/1/19		105,000	135,407
	NiSource Finance
	4.80% 2/15/44		40,000	36,709
	5.65% 2/1/45		45,000	46,741
	5.80% 2/1/42		65,000	68,121
	Plains All American Pipeline
	8.75% 5/1/19		90,000	116,348
#	Regency Energy Partners
	144A 4.50% 11/1/23		85,000	79,050
•	TransCanada Pipelines
	6.35% 5/15/67		180,000	187,085
				1,499,923
Real Estate – 2.02%
	Alexandria Real Estate
	Equities 3.90% 6/15/23		85,000	81,900
	Corporate Office Properties
	3.60% 5/15/23		40,000	36,888
	5.25% 2/15/24		50,000	52,310
	DDR
	7.875% 9/1/20		160,000	198,973
	9.625% 3/15/16		105,000	124,332
	Digital Realty Trust
	5.25% 3/15/21		115,000	121,170
	5.875% 2/1/20		50,000	54,843
	Duke Realty 3.625% 4/15/23		40,000	38,016
	Liberty Property 4.40% 2/15/24		50,000	50,657
	Mid-America Apartments
	4.30% 10/15/23		30,000	30,170
	National Retail Properties
	3.30% 4/15/23		20,000	18,611
	3.80% 10/15/22		30,000	29,116
	ProLogis 3.35% 2/1/21		40,000	40,067
	Regency Centers
	5.875% 6/15/17		93,000	104,058
	UDR 3.70% 10/1/20		25,000	25,444
#	WEA Finance 144A
	4.625% 5/10/21		65,000	69,271
	Weingarten Realty Investors
	3.50% 4/15/23		45,000	42,469
	4.45% 1/15/24		25,000	25,321
				1,143,616
Technology – 1.88%
	Altera 2.50% 11/15/18		55,000	54,778
	Apple 2.40% 5/3/23		110,000	100,731
	Broadridge Financial Solutions
	3.95% 9/1/20		45,000	46,236
	EMC 2.65% 6/1/20		15,000	15,019

2013 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Technology (continued)
	Fidelity National Information
	Services 3.50% 4/15/23	USD	55,000	$50,374
	GXS Worldwide
	9.75% 6/15/15		120,000	123,150
	Microsoft 2.125% 11/15/22		60,000	54,985
	National Semiconductor
	6.60% 6/15/17		140,000	164,001
	NetApp
	2.00% 12/15/17		35,000	34,841
	3.25% 12/15/22		50,000	46,801
#	Seagate HDD Cayman
	3.75% 11/15/18		20,000	20,000
	Symantec 4.20% 9/15/20		10,000	10,381
	Total System Services
	2.375% 6/1/18		10,000	9,854
	3.75% 6/1/23		155,000	144,677
	VeriSign 4.625% 5/1/23		195,000	190,855
				1,066,683
Transportation – 1.24%
#	Brambles USA 144A
	5.35% 4/1/20		115,000	125,262
	Burlington Northern Santa Fe
	5.15% 9/1/43		85,000	87,859
#	ERAC USA Finance 144A
	5.25% 10/1/20		215,000	240,437
	Norfolk Southern
	4.80% 8/15/43		40,000	39,676
	United Parcel Service
	5.125% 4/1/19		180,000	208,022
				701,256
Total Corporate Bonds
	(cost $21,706,491)			22,460,915

Municipal Bonds – 0.86%
	California Statewide Communities
	Development Authority
	(Kaiser Permanente)
	Series A 5.00% 4/1/42		40,000	40,395
	Fairfax County, Virginia
	Series B 5.00% 4/1/24		25,000	30,431
	Golden State, California
	Tobacco Securitization
	Corporation Settlement
	Revenue (Asset-Backed
	Senior Notes)
	Series A-1
	5.125% 6/1/47		50,000	35,044
	5.75% 6/1/47		55,000	42,433
	Grand Parkway,
	Texas Transportation
	(Subordinated Tier
	Toll Revenue)
	Series B 5.00% 4/1/53		45,000	44,692
	New Jersey State
	Transportation Trust Fund
	Series A 5.00% 6/15/42		15,000	15,337
	Series AA 5.00% 6/15/44		40,000	40,701
	New York City Transitional
	Finance Authority
	(New York City Recovery)
	Series 13 5.00% 11/1/22		40,000	48,074
	New York City, New York
	Series D 5.00% 8/1/22		20,000	23,610
	Prince George’s County,
	Maryland (Consolidated
	Public Improvement)
	Series A 5.00% 3/1/22		15,000	18,252
	State of Georgia Series D
	5.00% 2/1/23		35,000	42,769
	State of Maryland Local
	Facilities Series A
	5.00% 8/1/21		30,000	36,463
	State of North Carolina
	Series C 5.00% 5/1/22		30,000	36,585
	Texas A&M University Series D
	5.00% 5/15/22		5,000	6,050
	5.00% 5/15/23		5,000	6,130
	Texas Private Activity Bond
	Surface Transportation
	Senior Lien Revenue Bond
	(NTE Mobility)
	6.75% 6/30/43 (AMT)		20,000	21,100
Total Municipal Bonds
	(cost $477,830)			488,066

Non-Agency Asset-Backed Securities – 2.31%
•	Ally Master Owner Trust
	Series 2013-2 A
	0.624% 4/15/18		100,000	99,778
#	Avis Budget Rental Car
	Funding AESOP Series
	2011-2A A 144A
	2.37% 11/20/14		100,000	101,351
#	California Republic Auto
	Receivables Trust
	Series 2013-1 144A
	1.41% 9/17/18		100,000	99,829
•	Capital One Multi-Asset
	Execution Trust
	Series 2007-A1 A1
	0.224% 11/15/19		100,000	99,031
	Series 2013-A2 A2
	0.354% 2/15/19		125,000	124,788
	Citicorp Residential Mortgage
	Securities Series 2006-3
	A5 5.948% 11/25/36		300,000	287,107
	John Deere Owner Trust
	Series 2011-A A4
	1.96% 4/16/18		70,000	70,736

2013 Annual report • Delaware Pooled Trust

(continues)       89

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal		Value
	Amount°		(U.S. $)
Non-Agency Asset-Backed Securities (continued)
#• MASTR Specialized Loan Trust
Series 2005-2 A2 144A
5.006% 7/25/35	USD	26,110	$26,233
Mercedes-Benz Auto Lease
Trust Series 2013-A A4
0.72% 12/17/18		50,000	50,038
Mid-State Trust Series 11 A1
4.864% 7/15/38		12,378	13,213
# Navistar Financial Owner
Trust Series 2012-A A2
144A 0.85% 3/18/15		26,263	26,268
#• Trafigura Securitisation
Finance Series 2012-1A A
144A 2.574% 10/15/15		145,000	145,974
# Volvo Financial Equipment
Series 2012-1A A4 144A
1.09% 8/15/17		95,000	95,283
World Omni Automobile
Lease Securitization Trust
Series 2012-A A3
0.93% 11/16/15		70,000	70,182
Total Non-Agency Asset-Backed
Securities (cost $1,287,126)			1,309,811

ΔRegional Bonds – 0.54%
Australia – 0.54%
New South Wales Treasury
3.75% 11/20/20	AUD	20,000	23,732
6.00% 3/1/22	AUD	141,000	148,168
Victoria Treasury
6.00% 10/17/22	AUD	126,000	132,787
Total Regional Bonds
(cost $344,073)			304,687

«Senior Secured Loans – 8.78%
Activision Blizzard Tranche B
1st Lien 3.25% 9/12/20		155,000	155,650
Allegion US Holding Tranche B
3.00% 12/26/20		80,000	80,200
Aramark Tranche D
4.00% 9/30/19		75,000	75,328
BJ’S Wholesale Club Tranche B
4.25% 9/26/19		75,000	75,149
Blackboard Tranche B2
1st Lien 6.25% 11/8/18		59,401	59,884
Burlington Coat Factory
Tranche B2 4.25% 2/23/17		296,500	298,352
Calpine Construction
Financial Tranche B
3.00% 5/1/20		149,625	148,066
Chrysler Group Tranche B
4.25% 5/24/17		54,720	55,286
Clear Channel
Communications Tranche B
3.65% 1/29/16	USD	62,000	60,289
DaVita HealthCare Partners
Tranche B 4.50% 10/20/16		59,089	59,199
Tranche B2 4.00% 8/1/19		49,625	49,962
Drillships Financing
Holding Tranche B1
6.00% 2/17/21		54,863	55,840
Emdeon 1st Lien 3.75% 11/2/18		108,085	108,580
First Data 1st Lien 4.00% 4/5/17		84,068	84,361
Gray Television 4.75% 10/11/19		14,324	14,414
HCA
Tranche B4 2.75% 5/1/18		500,000	501,694
Tranche B5 1ST Lien
2.75% 3/31/17		126,000	126,433
Houghton International
1st Lien 4.00% 12/10/19		193,538	193,900
2nd Lien 9.50% 11/20/20		125,000	125,547
IASIS Healthcare Tranche B
1st Lien 4.50% 5/3/18		29,549	29,782
Immucor Tranche B2
5.00% 8/19/18		187,216	188,542
Infor US Tranche B2
4.00% 4/5/18		53,285	53,785
Intelsat Jackson Holdings
Tranche B1 4.50% 4/2/18		143,958	144,935
Landry’s Tranche B
4.75% 4/24/18		49,244	49,696
Level 3 Financing Tranche B
4.00% 1/15/20		50,000	50,331
MultiPlan Tranche B
4.00% 8/18/17		10,650	10,742
Neiman Marcus Group
5.00% 10/18/20		185,000	186,426
Novelis Tranche B
3.50% 3/10/17		49,618	49,928
Nuveen Investments
1st Lien 4.00% 5/13/17		200,000	199,201
2nd Lien 6.50% 2/28/19		320,000	315,132
OSI Restaurant Partners
Tranche B 1st Lien
3.50% 10/26/19		121,875	122,104
PQ Tranche B 4.50% 8/7/17		34,738	35,032
Samson Investment 2nd Lien
6.00% 9/10/18		90,000	90,928
Scientific Games International
4.25% 5/22/20		75,000	75,208
Sinclair Television Group
Tranche A 2.25% 4/9/20		120,000	118,950
Tranche B 3.00% 4/9/20		155,000	153,287
Smart & Final Tranche B
1st Lien 4.50% 11/15/19		121,085	121,479
Sprouts Farmers
4.50% 4/12/20		75,000	75,375

2013 Annual report • Delaware Pooled Trust

	Principal		Value
	Amount°		(U.S. $)
«Senior Secured Loans (continued)
Truven Health Analytics
Tranche Loan B
4.50% 5/23/19	USD	89,101	$89,406
Univision Communications
Tranche C1 1st Lien
4.75% 2/22/20		64,564	64,877
Tranche C2 4.75% 2/6/20		99,500	100,006
USI Insurance Services
Tranche B 5.25% 12/14/19		49,625	49,923
Valeant Pharmaceuticals
Tranche Loan B
4.50% 5/30/20		79,400	80,551
Vantage Drilling Tranche B
6.25% 10/17/17		57,000	57,689
Visant 5.25% 12/22/16		91,461	89,811
Zayo Group Tranche B
1st Lien 4.50% 7/2/19		44,549	44,841
Total Senior Secured Loans
(cost $4,952,545)			4,976,101

ΔSovereign Bonds – 0.46%
Australia – 0.05%
Australia Government Bond
4.00% 8/20/20	AUD	18,000	31,151
			31,151
Finland – 0.16%
# Finland Government Bond
144A 4.00% 7/4/25	EUR	56,000	90,130
			90,130
Indonesia – 0.03%
Indonesia Treasury Bonds
5.625% 5/15/23	IDR	200,000,000	15,708
			15,708
Mexico – 0.07%
Mexican Bonos
10.00% 11/20/36	MXN	387,000	38,510
			38,510
New Zealand – 0.03%
New Zealand Government
Bond 3.00% 4/15/20	NZD	21,000	16,100
			16,100
Nigeria – 0.05%
Nigeria Government Bond
15.10% 4/27/17	NGN	3,930,000	26,740
			26,740
South Africa – 0.07%
Republic of South Africa
10.50% 12/21/26	ZAR	339,000	40,564
			40,564
Total Sovereign Bonds
(cost $255,282)			258,903

U.S. Treasury Obligations – 12.39%
∞ U.S. Treasury Bond
2.75% 11/15/42	USD	545,000	456,395
U.S. Treasury Notes
0.625% 10/15/16		1,330,000	1,332,338
1.25% 10/31/18		2,210,000	2,203,180
2.50% 8/15/23		3,035,000	3,024,092
Total U.S. Treasury Obligations
(cost $7,050,959)			7,016,005

	Number of
	Shares
Convertible Preferred Stock – 0.10%
ArcelorMittal 6.00%
exercise price $20.61,
expiration date 12/21/15		125	3,027
Bank of America 7.25%
exercise price $50.00,
expiration date 12/31/49		1	1,078
# Chesapeake Energy 144A 5.75%
exercise price $27.83,
expiration date 12/31/49		4	4,698
Dominion Resources 6.00%
exercise price $65.27,
expiration date 7/1/16		30	1,627
Dominion Resources 6.125%
exercise price $65.27,
expiration date 4/1/16		30	1,625
Goodyear Tire & Rubber 5.875%
exercise price $18.21,
expiration date 3/31/14		115	6,940
HealthSouth 6.50%
exercise price $30.50,
expiration date 12/31/49		9	11,820
Intelsat 5.75%
exercise price $22.05,
expiration date 5/1/16		120	6,504
MetlLife 5.00%
exercise price $44.28,
expiration date 9/4/13		125	3,591
SandRidge Energy 8.50%
exercise price $8.01,
expiration date 12/31/49		79	8,325
Wells Fargo 7.50%
exercise price $156.71,
expiration date 12/31/49		7	7,973
Total Convertible Preferred Stock
(cost $54,645)			57,208

2013 Annual report • Delaware Pooled Trust

(continues)       91

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Number of	Value
	Shares	(U.S. $)
Preferred Stock – 0.33%
Alabama Power 5.625%	1,855	$42,554
• Integrys Energy Group 6.00%	1,950	47,210
National Retail
Properties 5.70%	1,225	24,378
Public Storage 5.20%	1,200	24,456
Wells Fargo 5.20%	2,400	50,399
Total Preferred Stock
(cost $214,544)		188,997

	Principal
	Amount°
Short-Term Investments – 24.46%
Discount Note – 0.74%
Federal Home Loan Bank
0.05% 12/27/13	$422,950	422,937
		422,937
Repurchase Agreements – 23.72%
Bank of America 0.06%,
dated 10/31/13,
to be repurchased on
11/1/13, repurchase
price $3,352,067
(collateralized by U.S.
government obligations
0.625%-1.625%
7/15/14-1/15/15; market
value $3,419,103)	3,352,061	3,352,061
BNP Paribas 0.08%,
dated 10/31/13,
to be repurchased on
11/1/13, repurchase
price $10,081,961
(collateralized by U.S.
government obligations
0.25%-2.875%
12/15/13-8/15/40; market
value $10,283,578)	10,081,939	10,081,939
		13,434,000
Total Short-Term Investments
(cost $13,856,918)		13,856,937

Total Value of Securities – 120.62%
(cost $67,291,087)		$68,320,626

°	Principal amount is stated in the currency in which each security is denominated.
✗	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
•	Variable rate security. The rate shown is the rate as of Oct. 31, 2013. Interest rates reset periodically.
t

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2013, the aggregate value of Rule 144A securities was $6,292,192, which represented 11.11% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”

ϕ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Oct. 31, 2013.
Δ	Securities have been classified by country of origin.
«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at Oct. 31, 2013.

∞	Fully or partially pledged as collateral for futures contracts.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at Oct. 31, 2013:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	AUD	(62,100)	USD	58,978	11/1/13	$267
BAML	AUD	(242,610)	USD	228,882	12/6/13	40
BAML	CAD	(66,462)	USD	63,674	12/6/13	(4)
BAML	EUR	(165,627)	USD	227,965	12/6/13	3,053
BAML	JPY	(8,717,526)	USD	89,607	12/6/13	928
BAML	MYR	49,981	USD	(15,965)	12/6/13	(171)
BAML	NZD	44,231	USD	(36,869)	12/6/13	(425)
BAML	PLN	(69,700)	USD	22,751	11/5/13	137
BAML	TRY	104,850	USD	(52,670)	12/6/13	(485)
CITI	CLP	13,362,379	USD	(26,335)	12/6/13	(390)
DB	MXN	472,000	USD	(36,278)	11/4/13	(91)
GSC	GBP	(85,898)	USD	138,974	12/6/13	1,279
HSBC	JPY	7,308,450	USD	(75,049)	12/6/13	(704)
HSBC	PHP	565,726	USD	(13,199)	12/6/13	(98)
JPMC	NOK	(259,244)	USD	43,584	11/5/13	50
TD	GBP	59,900	USD	(96,924)	12/6/13	(903)
TD	IDR	366,881,730	USD	(34,090)	12/6/13	(1,881)
TD	JPY	(79,394)	USD	816	12/6/13	8
						$610

2013 Annual report • Delaware Pooled Trust

Futures Contracts
	Notional			Unrealized
Contracts	Cost	Notional	Expiration	Appreciation
to Buy (Sell)	(Proceeds)	Value	Date	(Depreciation)
7 10 yr Note	$895,718	$891,516	1/1/14	$(4,202)

Swap Contracts
CDS Contracts2

			Annual		Unrealized
	Swap &	Notional	Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
DB	CDX.EM.20	USD 145,000	5.00%	12/20/18	$651

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 9 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as unrealized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Summary of Abbreviations:
AMT — Subject to Alternative Minimum Tax
ARM — Adjustable Rate Mortgage
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
CAD — Canadian Dollar
CDS — Credit Default Swap
CDX.EM — Credit Default Swap Index Emerging Markets
CITI — Citigroup Global Markets
CLP — Chilean Peso
DB — Deutsche Bank
EUR — European Monetary Unit
GBP — British Pound Sterling
GNMA — Government National Mortgage Association
GSC — Goldman Sachs Capital
HSBC — Hong Kong Shanghai Bank
IDR — Indonesian Rupiah
JPMC — JPMorgan Chase Bank
JPY — Japanese Yen
MASTR — Mortgage Asset Securitization Transactions, Inc.
MXN — Mexican Peso
MYR — Malaysian Ringgit
NCUA — National Credit Union Administration
NGN — Nigerian Naira
NOK — Norwegian Krone
NZD — New Zealand Dollar
PHP — Philippine Peso
PLN — Polish Zloty
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
TD — Toronto Dominion Bank
TRY —Turkish Lira
USD — United States Dollar
yr — Year
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)       93

Schedules of investments

Delaware Pooled® Trust — The International Equity Portfolio
October 31, 2013

	Number of	Value
	Shares	(U.S. $)
ΔCommon Stock – 99.56%
Australia – 3.47%
Amcor	362,326	$3,713,559
AMP	1,496,037	6,704,744
QBE Insurance Group	474,429	6,638,875
		17,057,178
Belgium – 0.00%
=✗† Ageas VVPR Strip	36,617	0
		0
China – 2.35%
China Mobile	668,500	7,018,735
Jardine Matheson Holdings	83,615	4,556,181
		11,574,916
France – 15.39%
Carrefour	97,221	3,561,671
Cie de Saint-Gobain	238,155	12,529,310
France Telecom	860,232	11,809,147
=† GDF Suez VVPR Strip	162,519	0
Sanofi	143,757	15,331,044
Societe Generale	90,747	5,153,094
Total	233,633	14,359,805
Vallourec	75,091	4,468,498
Vinci	131,856	8,458,776
		75,671,345
Germany – 8.25%
Daimler	82,419	6,764,000
Deutsche Telekom	953,160	15,013,280
GEA Group	112,200	4,882,842
RWE	164,518	6,073,995
SAP	99,472	7,815,038
		40,549,155
Israel – 2.66%
Teva Pharmaceutical Industries ADR	352,216	13,063,691
		13,063,691
Italy – 2.67%
ENI	518,532	13,131,254
		13,131,254
Japan – 15.54%
Astellas Pharma	153,400	8,518,322
Canon	436,400	13,714,477
Hoya	240,000	5,743,402
Kao	350,100	11,625,492
Seven & I Holdings	228,973	8,430,026
Takeda Pharmaceutical	262,600	12,458,978
Tokio Marine Holdings	254,652	8,300,632
Tokyo Electron	94,900	5,182,944
Toyota Motor	38,000	2,457,971
		76,432,244
Netherlands – 6.76%
Koninklijke Ahold	765,240	14,567,918
Reed Elsevier	418,721	8,434,592
Royal Dutch Shell Class A	306,948	10,238,430
		33,240,940
Singapore – 3.77%
SembCorp Industries	1,150,000	4,925,331
Singapore Telecommunications	2,256,602	6,867,090
United Overseas Bank	401,642	6,738,493
		18,530,914
Spain – 7.40%
Banco Santander	681,744	6,053,192
Iberdrola	2,580,264	16,214,714
Telefonica	800,659	14,116,965
		36,384,871
Switzerland – 8.44%
ABB	482,014	12,310,019
Nestle	33,624	2,427,525
Novartis	184,701	14,342,447
Zurich Insurance Group	44,954	12,432,029
		41,512,020
Taiwan – 0.84%
Taiwan Semiconductor
Manufacturing ADR	224,332	4,129,952
		4,129,952
United Kingdom – 22.02%
AMEC	367,692	6,939,306
BG Group	473,269	9,664,122
BP	1,329,872	10,293,014
Compass Group	685,588	9,860,775
G4S	1,634,542	6,853,670
GlaxoSmithKline	499,569	13,164,992
National Grid	996,401	12,533,793
Tesco	2,466,157	14,401,778
Unilever	330,729	13,390,263
Vodafone Group	3,102,867	11,169,531
		108,271,244
Total Common Stock
(cost $401,793,897)		489,549,724

	Principal
	Amount (U.S. $)
Short-Term Investments – 0.55%
≠Discount Notes – 0.03%
Federal Home Loan Bank
0.025% 11/15/13	$73,941	73,941
0.05% 12/27/13	89,154	89,151
		163,092
Repurchase Agreements – 0.24%
Bank of America 0.06%,
dated 10/31/13, to be
repurchased on 11/1/13,
repurchase price $291,191
(collateralized by U.S.
government obligations
0.625%-1.625%
7/15/14-1/15/15;
market value $297,015)	291,191	291,191

2013 Annual report • Delaware Pooled Trust

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 0.08%, dated 10/31/13,
to be repurchased on 11/1/13,
repurchase price $875,811
(collateralized by U.S. government
obligations 0.25%-3.875%
12/15/13-8/15/40;
market value $893,326)	$875,809	$875,809
		1,167,000
≠U.S. Treasury Obligations – 0.28%
U.S. Treasury Bills
0.033% 1/23/14	620,822	620,772
0.065% 4/24/14	744,987	744,707
		1,365,479
Total Short-Term Investments
(cost $2,695,616)		2,695,571

Total Value of Securities – 100.11%
(cost $404,489,513)		$492,245,295

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 60 in “Security type/country and sector allocations.”
✗	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.
≠	The rate shown is the effective yield at the time of purchase.
†	Non-income producing security.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At Oct. 31, 2013, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 “Notes to financial statements.”

The following foreign currency exchange contracts were outstanding at October 31, 2013:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
MNB	AUD	(172,619)	USD	163,857	11/1/13	$656
MNB	AUD	(316,604)	USD	300,558	11/4/13	1,288
MNB	AUD	(375,034)	USD	356,458	11/6/13	2,003
MNB	AUD	(14,569,500)	USD	13,777,502	1/31/14	86,685
MNB	CHF	2,052,514	USD	(2,288,199)	11/1/13	(25,834)
MNB	JPY	(29,134,972)	USD	296,902	11/1/13	587
MNB	JPY	(48,555,438)	USD	494,203	11/5/13	365
						$65,750

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 9 in “Notes to financial statements”

Summary of Abbreviations:
ADR — American Depositary Receipt
AUD — Australian Dollar
CHF — Swiss Franc
JPY — Japanese Yen
MNB — Mellon National Bank
USD — United States Dollar
VVPR Strip — Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)       95

Schedules of investments

Delaware Pooled® Trust — The Labor Select International Equity Portfolio
October 31, 2013

		Number of	Value
		Shares	(U.S. $)
	ΔCommon Stock – 98.37%
	Australia – 3.77%
	Amcor	495,943	$5,083,029
	AMP	1,510,768	6,770,764
	QBE Insurance Group	516,556	7,228,374
			19,082,167
	Belgium – 0.00%
†✗ =	Ageas VVPR Strip	15,275	0
			0
	France – 17.08%
	Carrefour	99,867	3,658,607
	Cie de Saint-Gobain	245,746	12,928,672
	GDF Suez	529,138	13,177,107
†=	GDF Suez VVPR Strip	101,871	0
	Orange	987,430	13,555,304
	Sanofi	147,670	15,748,347
	Societe Generale	93,899	5,332,082
	Total	143,572	8,824,377
	Vallourec	76,023	4,523,960
	Vinci	135,445	8,689,017
			86,437,473
	Germany – 7.35%
	Daimler	76,015	6,238,434
	GEA Group	122,746	5,341,795
	RWE	166,569	6,149,718
	SAP	101,673	7,987,959
	Telefonica Deutschland Holding	1,458,895	11,507,399
			37,225,305
	Israel – 2.64%
	Teva Pharmaceutical Industries ADR	360,400	13,367,236
			13,367,236
	Japan – 15.70%
	Astellas Pharma	146,200	8,118,505
	Canon	463,600	14,569,274
	Hoya	245,600	5,877,415
	Kao	357,500	11,871,218
	Seven & I Holdings	280,100	10,312,352
	Takeda Pharmaceutical	272,500	12,928,680
	Tokio Marine Holdings	303,300	9,886,362
	Tokyo Electron	108,300	5,914,783
			79,478,589
	Netherlands – 7.40%
	Koninklijke Ahold	771,027	14,678,084
	Reed Elsevier	448,786	9,040,213
	Royal Dutch Shell Class A	411,270	13,718,152
			37,436,449
	Singapore – 4.80%
	SembCorp Industries	1,332,000	5,704,818
	Singapore Telecommunications	3,462,000	10,535,250
	United Overseas Bank	478,705	8,031,407
			24,271,475
	Spain – 7.75%
	Banco Santander	763,055	6,775,151
	Iberdrola	2,591,703	16,286,598
†	Telefonica	915,536	16,142,440
			39,204,189
	Switzerland – 7.88%
†	ABB	488,953	12,487,232
	Novartis	189,566	14,720,225
†	Zurich Insurance Group	45,902	12,694,199
			39,901,656
	United Kingdom – 24.00%
	AMEC	393,984	7,435,505
	BG Group	571,918	11,678,529
	BP	1,838,434	14,229,209
	Compass Group	736,403	10,591,645
	G4S	1,747,896	7,328,966
	GlaxoSmithKline	532,477	14,032,207
	National Grid	1,108,899	13,948,913
	Sainsbury (J.)	2,223,122	14,062,603
	Unilever	364,674	14,764,597
	Vodafone Group	3,713,877	13,369,011
			121,441,185
	Total Common Stock
	(cost $428,718,692)		497,845,724

		Principal
		Amount (U.S. $)
	Short-Term Investments – 1.37%
	Repurchase Agreements – 1.26%
	Bank of America 0.06%, dated
	10/31/13, to be repurchased
	on 11/1/13, repurchase price
	$1,588,202 (collateralized by
	U.S. government obligations
	0.625%-1.625% 7/15/14-1/15/15;
	market value $1,619,963)	$1,588,199	1,588,199
	BNP Paribas 0.08%, dated
	10/31/13, to be repurchased
	on 11/1/13, repurchase price
	$4,776,811 (collateralized by
	U.S. government obligations
	0.25%-3.875% 12/15/13-8/15/40;
	market value $4,872,337)	4,776,801	4,776,801
			6,365,000
	≠U.S. Treasury Obligation – 0.11%
	U.S. Treasury Bill 0.053% 11/14/13	553,386	553,383
			553,383
	Total Short-Term Investments
	(cost $6,918,376)		6,918,383

	Total Value of Securities – 99.74%
	(cost $435,637,068)		$504,764,107

2013 Annual report • Delaware Pooled Trust

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 61 in “Security type/country and sector allocation.”
=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At Oct. 31, 2013, the aggregate value of fair valued securities was $0, which represented 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

✗	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.

The following foreign currency exchange contracts were outstanding at Oct. 31, 2013:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
MNB	AUD	(120,525)	USD	114,407	11/1/13	$458
MNB	AUD	(221,049)	USD	209,846	11/4/13	899
MNB	AUD	(261,841)	USD	248,872	11/6/13	1,399
MNB	AUD	(16,300,000)	USD	15,413,932	1/31/14	96,981
MNB	JPY	1,659,762	USD	(16,943)	11/1/13	(63)
MNB	JPY	22,441,588	USD	(228,813)	11/5/13	(569)
						$99,105

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 9 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
AUD — Australian Dollar
JPY — Japanese Yen
MNB — Mellon National Bank
USD — United States Dollar
VVPR Strip — Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)       97

Schedules of investments

Delaware Pooled® Trust — The Emerging Markets Portfolio
October 31, 2013

	Number of	Value
	Shares	(U.S. $)
ΔCommon Stock – 91.26%
Brazil – 6.99%
CCR	786,700	$6,542,809
Cielo	167,129	5,073,446
CPFL Energia	319,980	2,734,054
Diagnosticos da America	253,700	1,302,449
EcoRodovias Infraestrutura
e Logistica	507,500	3,443,673
Transmissora Alianca
de Energia Eletrica	257,000	2,495,368
Vale ADR	108,300	1,733,883
		23,325,682
Chile – 3.57%
Banco Santander ADR	116,870	2,870,327
Cia Cervecerias Unidas	135,209	1,813,398
Enersis ADR	380,300	6,274,950
# Inversiones Aguas Metropolitan
144A ADR	26,500	975,118
		11,933,793
■China – 18.77%
Beijing Enterprises Holdings	539,999	4,433,272
Belle International Holdings	4,158,515	5,867,980
China BlueChemical Class H	4,127,000	2,650,921
China Gas Holdings	1,351,331	1,505,943
China Mobile	1,126,000	11,822,132
China Resources Power Holdings	2,424,000	6,346,900
China Shenhua Energy Class H	1,114,000	3,391,019
Golden Eagle Retail Group	1,679,000	2,520,790
Hengan International Group	414,500	5,076,361
Huabao International Holdings	4,127,000	1,809,866
Jiangsu Expressway Class H	3,876,000	4,879,402
Mindray Medical International ADR	159,779	6,009,288
Sands China	894,400	6,356,476
		62,670,350
Colombia – 0.44%
BanColombia ADR	26,000	1,459,380
		1,459,380
India – 6.65%
Axis Bank	293,588	5,825,166
GAIL India	175,855	1,009,060
Housing Development Finance	256,753	3,562,519
Larsen & Toubro	459,631	7,262,474
Lupin	134,846	1,942,908
Rural Electrification	824,109	2,597,741
		22,199,868
Indonesia – 6.42%
Astra International	7,845,500	4,628,306
Bank Mandiri	6,920,500	5,279,778
Bank Rakyat Indonesia	9,990,500	7,001,548
Perusahaan Gas Negara	10,003,000	4,525,642
		21,435,274
Kazakhstan – 0.63%
KazMunaiGas Exploration
Production GDR	148,240	2,103,526
		2,103,526
Malaysia – 2.96%
AMMB Holdings	1,635,400	3,828,800
Genting Malaysia	2,761,600	3,779,538
Malayan Banking	735,763	2,275,003
		9,883,341
Mexico – 7.38%
America Movil Series L ADR	191,200	4,093,592
Compartamos	843,900	1,639,389
Fibra Uno Administracion	2,440,400	7,561,328
Grupo Aeroportuario del
Pacifico ADR	30,400	1,580,496
Grupo Financiero Santander
Mexico Class B ADR	576,814	8,150,382
Kimberly-Clark de Mexico Class A	527,600	1,605,176
		24,630,363
Peru – 2.05%
Credicorp	50,230	6,861,418
		6,861,418
Philippines – 2.13%
Philippine Long Distance
Telephone ADR	107,700	7,124,355
		7,124,355
Republic of Korea – 7.57%
Hyundai Mobis	41,005	11,571,873
Kangwon Land	115,150	3,162,806
Samsung Electronics	7,634	10,538,039
		25,272,718
Russia – 4.55%
Gazprom ADR	903,278	8,454,682
Sberbank of Russia ADR	528,225	6,745,433
		15,200,115
South Africa – 2.34%
Bidvest Group	99,032	2,639,308
Clicks Group	256,435	1,596,815
Life Healthcare Group Holdings	404,895	1,652,633
Tiger Brands	66,264	1,940,622
		7,829,378
Taiwan – 4.01%
Quanta Computer	781,000	1,849,353
Taiwan Mobile	412,000	1,406,693
Taiwan Semiconductor
Manufacturing	2,499,588	9,298,620
Wistron	880,006	825,146
		13,379,812
Thailand – 3.24%
Kasikornbank Foreign	157,954	985,150
Kasikornbank NVDR	257,500	1,572,898
PTT	809,100	8,245,771
		10,803,819

2013 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
ΔCommon Stock (continued)
Turkey – 5.46%
Tofas Turk Otomobil Fabrikasi	224,808	$1,492,039
Tupras Turkiye Petrol Rafinerileri	376,928	8,552,814
Turk Telekomunikasyon	1,884,227	6,512,305
Turkiye Garanti Bankasi	416,961	1,679,206
		18,236,364
United Kingdom – 3.81%
SABMiller	120,455	6,253,707
Unilever	159,805	6,470,043
		12,723,750
United States – 2.29%
Yum! Brands	112,941	7,637,070
		7,637,070
Total Common Stock
(cost $292,320,453)		304,710,376

Preferred Stock – 6.43%
Brazil – 5.62%
AmBev ADR	128,800	4,791,360
Petroleo Brasiliero	692,400	6,314,918
Vale ADR	523,900	7,669,895
		18,776,173
Republic of Korea – 0.81%
Hyundai Motor	23,880	2,700,136
		2,700,136
Total Preferred Stock
(cost $22,480,186)		21,476,309

	Principal
	Amount
Short-Term Investments – 1.81%
≠Discount Notes – 0.10%
Federal Home Loan Bank
0.025% 11/15/13	$188,081	188,081
0.05% 12/27/13	122,441	122,437
0.065% 11/6/13	12,962	12,962
		323,480
Repurchase Agreements – 0.92%
Bank of America 0.06%, dated
10/31/13, to be repurchased
on 11/1/13, repurchase price
$763,285 (collateralized by U.S.
government obligations
0.625%-1.625% 7/15/14-1/15/15;
market value $778,550)	763,284	763,284
BNP Paribas 0.08%, dated
10/31/13, to be repurchased
on 11/1/13, repurchase price
$2,295,721 (collateralized by U.S.
government obligations 0.25%-
3.875% 12/15/13-8/15/40; market
value $2,341,631)	2,295,716	2,295,716
		3,059,000
≠U.S. Treasury Obligations – 0.79%
U.S. Treasury Bills
0.033% 1/23/14	782,345	782,281
0.053% 11/14/13	918,668	918,663
0.065% 4/24/14	938,813	938,462
		2,639,406
Total Short-Term Investments
(cost $6,021,927)		6,021,886

Total Value of Securities – 99.50%
(cost $320,822,566)		$332,208,571

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 62 in “Security type/country and sector allocations.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2013, the aggregate value of Rule 144A securities was $975,118 which represented 0.29% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”
■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
≠	The rate shown is the effective yield at the time of purchase.

The following foreign currency exchange contracts were outstanding at Oct. 31, 2013:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts				Settlement	Appreciation
Counterparty	to Deliver		In Exchange For		Date	(Depreciation)
MNB	BRL	(8,209,961)	USD	3,743,371	11/1/13	$79,180
MNB	CLP	(102,487,225)	USD	198,515	11/5/13	(1,402)
MNB	GBP	(530,856)	USD	851,201	11/1/13	6
MNB	HKD	(57,751,185)	USD	7,448,930	11/1/13	(19)
MNB	IDR	(31,789,250,000)	USD	2,820,071	11/1/13	834
MNB	IDR	(2,791,754,793)	USD	244,064	11/6/13	(3,159)
MNB	INR	(190,685,481)	USD	3,080,775	11/1/13	(12,839)
MNB	INR	(31,326,476)	USD	507,413	11/5/13	(342)
MNB	INR	(36,109,291)	USD	576,978	11/7/13	(8,026)
MNB	KRW	(3,929,120,730)	USD	3,702,909	11/1/13	936
MNB	MXN	(18,537,168)	USD	1,421,671	11/1/13	113
MNB	MYR	(2,567,685)	USD	812,456	11/1/13	(946)
MNB	THB	(44,205,000)	USD	1,421,154	11/1/13	90
MNB	TRY	(4,789,680)	USD	2,399,158	11/1/13	428
MNB	TWD	(46,875,000)	USD	1,592,546	11/1/13	22
MNB	ZAR	(18,611,261)	USD	1,852,789	11/1/13	264
						$55,140

2013 Annual report • Delaware Pooled Trust

(continues)       99

Schedules of investments

Delaware Pooled® Trust — The Emerging Markets Portfolio

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 9 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
BRL — Brazilian Real
CLP — Chilean Peso
GBP — British Pound Sterling
GDR — Global Depositary Receipt
HKD — Hong Kong Dollar
IDR — Indonesian Rupiah
INR — Indian Rupee
KRW — South Korean Won
MNB — Mellon National Bank
MXN — Mexican Peso
MYR — Malaysian Ringgit
NVDR — Non-Voting Depositary Receipt
THB — Thailand Baht
TRY — Turkish Lira
TWD — Taiwan Dollar
USD — United States Dollar
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Emerging Markets Portfolio II

October 31, 2013

		Number of	Value
		Shares	(U.S. $)
ΔCommon Stock – 99.15%
Argentina – 0.70%
	Cresud ADR	8,100	$84,645
	IRSA Inversiones y Representaciones ADR	4,000	45,800
	YPF ADR	8,000	166,800
			297,245
Bahrain – 0.03%
#	Aluminum Bahrain 144A GDR	1,800	12,056
			12,056
Brazil – 18.72%
	All America Latina Logistica	36,422	130,401
†	B2W Cia Global Do Varejo	50,000	373,876
	Banco Bradesco ADR	7,373	106,319
	Banco Santander Brasil ADR	48,000	332,640
	BB Seguridade Participacoes	16,900	184,613
	Brasil Foods ADR	16,900	395,967
†	Braskem ADR	12,800	225,664
	Centrais Eletricas Brasileiras ADR	21,300	67,308
	Cia Brasileira de Distribuicao Grupo
	Pao de Acucar ADR	2,300	115,966
	Cyrela Brazil Realty Empreendimentos
	e Participacoes	15,780	117,995
†	Fibria Celulose ADR	41,000	535,050
	Gerdau	11,700	77,563
	Gerdau ADR	13,000	103,090
†	Gol Linhas Aereas Inteligentes ADR	45,200	233,684
	Hypermarcas	78,500	685,107
	Itau Unibanco Holding ADR	55,000	847,550
	JBS	32,815	117,926
	Petroleo Brasileiro ADR	53,200	927,276
	Santos Brasil Participacoes	5,900	57,208
	Telefonica Brasil ADR	3,255	72,196
	Tim Participacoes ADR	72,800	1,850,576
	Vale ADR	21,600	345,816
			7,903,791
Chile – 0.87%
	Sociedad Quimica y Minera de Chile ADR	13,300	367,213
			367,213
China/Hong Kong – 16.53%
†	Baidu ADR	15,000	2,413,500
	Bank of China	612,000	286,544
	China Construction Bank	299,590	232,625
	China Mengniu Dairy	67,000	294,688
	China Mobile ADR	7,200	374,544
	China Petroleum & Chemical ADR	3,770	302,995
	China Telecom	492,000	257,012
	China Unicom Hong Kong ADR	18,000	280,800
	CNOOC ADR	1,600	323,696
	Industrial & Commercial Bank of China	599,999	420,226
	PetroChina ADR	1,700	192,559
†	SINA	2,000	167,120
†	Sohu.com	14,800	991,008
†	Tianjin Development Holdings	190,000	126,210
	Tingyi Cayman Islands Holding	42,000	118,639
	Tsingtao Brewery Class H	24,000	196,570
			6,978,736
Colombia – 1.11%
†	Cemex Latam Holdings	61,058	467,207
			467,207
India – 7.06%
	Cairn India	74,000	379,703
	ICICI Bank ADR	2,600	97,032
#	Reliance Industries GDR 144A	55,000	1,642,850
	Steel Authority of India	49,589	49,650
	Tata Chemicals	62,463	271,547
	Ultratech Cement	2,784	88,857
	United Spirits	10,793	450,844
			2,980,483
Indonesia – 1.50%
	Global Mediacom	2,369,600	401,502
	Tambang Batubara Bukit Asam Persero	118,500	127,725
	United Tractors	67,106	104,179
			633,406
Israel – 1.76%
	Teva Pharmaceutical Industries ADR	20,000	741,800
			741,800
Malaysia – 0.62%
	UEM Sunrise	356,100	263,987
			263,987
Mexico – 6.85%
	America Movil Series L ADR	11,000	235,510
†	Cemex ADR	65,007	687,774
†	Desarrolladora Homex ADR	18,700	24,684
†	Empresas ICA ADR	27,200	206,992
	Fomento Economico Mexicano ADR	2,500	233,250
	Grupo Financiero Banorte	24,300	155,651
	Grupo Financiero Santander Mexico
	Class B ADR	19,400	274,122
	Grupo Televisa ADR	30,000	913,201
	Wal-Mart de Mexico	61,629	160,323
			2,891,507
Peru – 0.39%
	Cia de Minas Buenaventura ADR	11,500	166,750
			166,750
Poland – 1.79%
	Jastrzebska Spolka Weglowa	2,926	63,291
	Polski Koncern Naftowy Orlen	8,460	119,433
	Powszechna Kasa Oszczednosci
	Bank Polski	13,921	184,556
	Telekomunikacja Polska	120,000	388,667
			755,947

2013 Annual report • Delaware Pooled Trust

(continues)       101

Schedules of investments

Delaware Pooled® Trust — The Emerging Markets Portfolio II

	Number of	Value
	Shares	(U.S. $)
ΔCommon Stock (continued)
Republic of Korea – 18.92%
KB Financial Group ADR	28,000	$1,086,680
KCC	1,455	583,355
KT ADR	28,300	469,214
KT&G	5,530	403,828
† LG Display ADR	17,800	208,260
LG Electronics	5,107	327,224
† LG Uplus	28,207	322,926
Lotte Chilsung Beverage	425	630,724
Lotte Confectionery	257	440,490
Samsung Electronics	1,267	1,748,978
Samsung Life Insurance	4,270	420,450
SK Telecom ADR	55,000	1,346,400
		7,988,529
Russia – 6.85%
#= Etalon Group GDR 144A	4,800	24,960
Gazprom ADR	50,000	468,000
LUKOIL ADR	3,400	222,598
LUKOIL ADR
(London International Exchange)	3,600	236,160
MegaFon GDR	14,100	511,830
Mobile Telesystems ADR	19,400	442,320
Rosneft GDR	52,800	416,856
= Sberbank	141,095	452,000
VTB Bank	16,155,925	22,342
VTB Bank GDR	33,800	93,930
		2,890,996
South Africa – 2.46%
† Anglo American Platinum	1,687	68,207
† ArcelorMittal South Africa	27,354	107,728
Impala Platinum Holdings	4,413	53,597
Sasol ADR	5,200	265,304
Standard Bank Group	27,267	346,151
Vodacom Group	17,262	197,624
		1,038,611
Taiwan – 3.54%
Hon Hai Precision Industry	251,254	635,925
Taiwan Semiconductor Manufacturing	95,000	353,406
Taiwan Semiconductor
Manufacturing ADR	12,800	235,648
United Microelectronics	634,000	268,160
		1,493,139
Thailand – 1.42%
Bangkok Bank	37,099	245,697
PTT	27,160	276,795
PTT Exploration & Production	14,571	78,933
		601,425
Turkey – 1.48%
Anadolu Efes Biracilik Ve Malt Sanayii	19,910	254,310
† Turkcell Iletisim Hizmetleri ADR	20,600	322,184
Turkiye Sise ve Cam Fabrikalari	34,199	50,363
		626,857
United Kingdom – 0.24%
Anglo American ADR	8,400	100,204
		100,204
United States – 6.31%
Archer-Daniels-Midland	11,900	486,710
Avon Products	16,300	285,250
Bunge	3,500	287,455
† SunEdison	8,100	75,330
† Yahoo	46,400	1,527,952
		2,662,697
Total Common Stock
(cost $38,031,969)		41,862,586

Preferred Stock – 1.03%
Republic of Korea – 1.03%
LG Electronics	17,861	435,047
Total Preferred Stock (cost $307,186)		435,047

Total Value of Securities – 100.18%
(cost $38,339,155)		$42,297,633

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 63 in “Security type/country and sector allocations.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2013, the aggregate value of Rule 144A securities was $1,679,866, which represented 3.98% of Portfolio’s net assets. See Note 11 in “Notes to financial statements.”
†	Non income producing security.
=	Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At Oct. 31, 2013, the aggregate value of fair valued securities was $476,960, which represented 1.13% of the Portfolio’s net assets. See Note 1 in ”Notes to financial statements.”

2013 Annual report • Delaware Pooled Trust

The following foreign currency exchange contract was outstanding at Oct. 31, 2013:[1]

Foreign Currency Exchange Contract

				Unrealized
	Contract to		Settlement	Appreciation
Counterparty	Receive (Deliver)	In Exchange For	Date	(Depreciation)
MNB	BRL (1,107,690)	USD 494,770	11/4/13	$755

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The foreign currency exchange contract presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 9 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
BRL — Brazilian Real
GDR — Global Depositary Receipt
ICA — Ingenieros Civiles Asociados
MNB — Mellon National Bank
USD — United States Dollar

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Statements of assets and liabilities

Delaware Pooled® Trust
October 31, 2013

	The		The	The
	Large-Cap	The	Large-Cap	Focus Smid-Cap
	Value Equity	Select 20	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at value[1]	$88,356,452	$174,118,442	$250,634,526	$84,144,149
Short-term investments, at value[2]	347,453	3,138,709	994,451	1,959,596
Repurchase agreements, at value[3]	619,000	—	1,358,000	2,494,000
Cash	54,114	—	17,217	644
Receivable for securities sold	142,716	15,856,309	6,175,935	1,620,476
Dividends and interest receivable	134,307	123,698	127,094	44,386
Receivable for fund shares sold	—	14,300	—	—
Total assets	89,654,042	193,251,458	259,307,223	90,263,251

Liabilities:
Cash overdraft	—	119,586	—	—
Payable for securities purchased	346,876	2,912,100	4,195,440	742,447
Payable for fund shares redeemed	—	1,979,453	—	—
Investment management fees payable	38,373	119,851	111,862	55,673
Trustees’ fees payable	241	525	669	244
Other affiliates payable	1,335	3,182	4,133	1,352
Other accrued expenses	30,054	34,513	36,954	29,165
Total liabilities	416,879	5,169,210	4,349,058	828,881

Total Net Assets	$89,237,163	$188,082,248	$254,958,165	$89,434,370

Net Assets Consist of:
Paid-in capital	$77,519,003	$147,074,581	$188,108,073	$72,123,414
Undistributed (accumulated) net investment income (loss)	948,128	70,387	543,622	(13,827)
Accumulated net realized gain (loss) on investments	173,459	869,504	(1,395,074)	(709,842)
Net unrealized appreciation of investments	10,596,573	40,067,776	67,701,544	18,034,625
Total Net Assets	$89,237,163	$188,082,248	$254,958,165	$89,434,370

[1]Investments, at cost	$77,759,871	$134,050,583	$182,932,977	$66,109,529
[2]Short-term investments, at cost	347,461	3,138,792	994,456	1,959,591
[3]Repurchase agreements, at cost	619,000	—	1,358,000	2,494,000

Net Asset Value

Portfolio Class
Net assets	$89,237,163	$188,082,248	$254,958,165	$89,434,370
Shares of beneficial interest outstanding, unlimited authorization, no par	3,688,728	19,423,356	17,458,570	4,317,095
Net asset value per share	$24.19	$9.68	$14.60	$20.72

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

	The	The	The	The
	Real Estate	Core Focus	High-Yield	Core Plus
	Investment Trust	Fixed Income	Bond	Fixed Income
	Portfolio II	Portfolio	Portfolio	Portfolio
Assets:
Investments, at value[1]	$3,750,943	$4,760,551	$124,581,969	$54,463,689
Short-term investments, at value[2]	57,342	557,832	—	422,937
Repurchase agreements, at value[3]	76,001	451,000	12,677,000	13,434,000
Cash	2,399	26,570	—	—
Foreign currencies, at value[4]	—	—	—	12,761
Receivable for securities sold	137,847	970,913	3,833,091	9,751,903
Receivable from investment manager	6,599	10,236	—	—
Dividends and interest receivable	1,691	27,386	2,238,509	411,104
Securities lending receivable	—	—	—	3
Receivable for fund shares sold	—	—	311,332	4,000,000
Unrealized gain on foreign currency exchange contracts	—	—	—	5,762
Unrealized gain on credit default swap contracts[4]	—	—	—	651
Variation margin receivable on futures contracts	—	469	—	6
Other assets	803	—	—	—
Total assets	4,033,625	6,804,957	143,641,901	82,502,816

Liabilities:
Cash overdraft	—	—	308,252	205,391
Payable for securities purchased	116,433	1,865,557	7,889,076	25,579,463
Payable for fund shares redeemed	—	—	41,000	—
Investment management fees payable	—	—	50,982	1,064
Trustees’ fees payable	11	14	371	147
Other affiliates payable	67	84	2,273	945
Audit fees payable	27,735	—	—	—
Other accrued expenses	—	34,955	39,788	47,456
Unrealized loss on foreign currency exchange contracts	—	—	—	5,152
Unrealized loss on credit default swap contracts[5]	—	—	—	16,105
Variation margin payable on futures contracts	—	—	—	5,668
Annual protection payments on credit default swap contracts	—	—	—	846
Total liabilities	144,246	1,900,610	8,331,742	25,862,237

Total Net Assets	$3,889,379	$4,904,347	$135,310,159	$56,640,579

Net Assets Consist of:
Paid-in capital	$5,643,157	$4,953,943	$124,416,547	$56,528,247
Undistributed net investment income	39,733	79,084	7,005,280	1,060,488
Accumulated net realized loss on investments	(2,025,356)	(158,365)	(1,515,590)	(1,974,194)
Net unrealized appreciation of investments and derivatives	231,845	29,685	5,403,922	1,026,038
Total Net Assets	$3,889,379	$4,904,347	$135,310,159	$56,640,579

[1]Investments, at cost	$3,519,098	$4,715,944	$119,178,047	$53,434,169
[2]Short-term investments, at cost	57,342	557,839	—	422,918
[3]Repurchase agreements, at cost	76,001	451,000	12,677,000	13,434,000
[4]Foreign currencies, at cost	—	—	—	12,833
[5]Including upfront payments paid	—	—	—	16,105

Net Asset Value

Portfolio Class
Net assets	$3,889,379	$4,904,347	$135,310,159	$56,640,579
Shares of beneficial interest outstanding, unlimited authorization, no par	495,271	532,174	15,514,463	5,607,563
Net asset value	$7.85	$9.22	$8.72	$10.10
See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)       105

Statements of assets and liabilities

Delaware Pooled® Trust

		The
	The	Labor Select	The	The
	International	International	Emerging	Emerging
	Equity	Equity	Markets	Markets
	Portfolio	Portfolio	Portfolio	Portfolio II
Assets:
Investments, at value[1]	$489,549,724	$497,845,724	$326,186,685	$42,297,633
Short-term investments, at value[2]	1,528,571	553,383	2,962,886	—
Repurchase agreements, at value[3]	1,167,000	6,365,000	3,059,000	—
Cash	778	695	2,933	—
Foreign currencies, at value[4]	505,444	56,502	5,096,298	—
Receivable for securities sold	1,523,147	570,529	41,337,480	494,494
Dividends and interest receivable	1,100,960	1,990,557	377,417	35,877
Securities lending receivable	3	4	—	36
Receivable for fund shares sold	65,740	—	945	—
Unrealized gain on foreign currency exchange contracts	91,584	99,737	81,873	755
Total assets	495,532,951	507,482,131	379,105,517	42,828,795

Liabilities:
Cash overdraft	—	—	—	534,642
Unrealized loss on foreign currency exchange contracts	25,834	632	26,733	—
Payable for securities purchased	3,259,464	969,121	685,960	3,681
Payable for fund shares redeemed	156,717	—	43,837,751	—
Investment management fees payable	308,675	316,487	322,968	27,215
Trustees’ fees payable	1,343	1,372	1,049	117
Other affiliates payable	8,264	8,543	6,513	707
Other accrued expenses	89,264	83,983	128,649	38,747
Other liabilities	—	—	211,991	397
Total liabilities	3,849,561	1,380,138	45,221,614	605,506

Total Net Assets	$491,683,390	$506,101,993	$333,883,903	$42,223,289

Net Assets Consist of:
Paid-in capital	$576,049,990	$525,214,497	$307,611,536	$37,968,407
Undistributed net investment income	11,263,373	12,425,931	5,882,167	152,595
Accumulated net realized gain (loss) on investments	(183,476,634)	(100,836,651)	9,298,339	154,656
Net unrealized appreciation of investments and derivatives	87,846,661	69,298,216	11,091,861	3,947,631
Total Net Assets	$491,683,390	$506,101,993	$333,883,903	$42,223,289

[1]Investments, at cost	$401,793,897	$428,718,692	$314,800,639	$38,339,155
[2]Short-term investments, at cost	1,528,616	553,376	2,962,927	—
[3]Repurchase agreements, at cost	1,167,000	6,365,000	3,059,000	—
[4]Foreign currencies, at cost	504,251	57,041	5,124,330	—

Net Asset Value

Portfolio Class
Net assets	$491,683,390	$506,101,993	$333,883,903	$42,223,289
Shares of beneficial interest outstanding, unlimited authorization, no par	32,058,506	33,586,692	33,022,621	4,373,703
Net asset value per share	$15.34	$15.07	$10.11	$9.65

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Statements of operations

Delaware Pooled® Trust
Year ended October 31, 2013

	The		The	The
	Large-Cap	The	Large-Cap	Focus Smid-Cap
	Value Equity	Select 20	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$1,332,872	$1,729,369	$2,581,016	$469,622
Interest	1,318	8,772	2,872	2,059
Securities lending income	—	—	601	—
Foreign tax withheld	—	(39,762)	(37,065)	(9,881)
	1,334,190	1,698,379	2,547,424	461,800

Expenses:
Management fees	275,078	1,209,923	1,242,185	401,464
Audit and tax	26,742	26,963	27,014	26,833
Accounting and administration expenses	19,382	61,708	87,564	20,748
Registration fees	18,941	19,803	21,107	5,602
Dividend disbursing and transfer agent fees and expenses	5,285	17,341	24,270	5,828
Legal fees	4,887	16,925	23,692	5,275
Dues and services	3,767	4,111	4,556	2,124
Trustees’ fees	2,098	7,442	10,604	2,400
Reports and statements to shareholders	1,837	5,953	6,511	2,233
Custodian fees	1,465	3,725	4,854	1,943
Pricing fees	874	771	863	816
Consulting fees	396	1,470	2,001	372
Insurance	139	2,022	3,690	936
Trustees’ expenses	115	516	782	146
	361,006	1,378,673	1,459,693	476,720
Less fees waived	(12,677)	—	(2,932)	(1,211)
Less expense paid indirectly	—	(1)	(1)	(1)

Total operating expenses	348,329	1,378,672	1,456,760	475,508

Net Investment Income (Loss)	985,861	319,707	1,090,664	(13,708)

Net Realized and Unrealized Gain:
Net realized gain on investments	1,129,169	3,671,786	37,524,122	172,366
Net change in unrealized appreciation (depreciation) of investments	9,974,396	27,207,181	17,165,268	16,517,843

Net Realized and Unrealized Gain	11,103,565	30,878,967	54,689,390	16,690,209

Net Increase In Net Assets
Resulting from Operations	$12,089,426	$31,198,674	$55,780,054	$16,676,501

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)        107

Statements of operations

Delaware Pooled® Trust

	The	The
	Real Estate	Core Focus	The	The
	Investment	Fixed	High-Yield	Core Plus
	Trust	Income	Bond	Fixed Income
	Portfolio II	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$89,907	$1,869	$186,057	$28,941
Interest	77	103,371	8,396,104	1,677,402
Securities lending income	—	230	436	651
	89,984	105,470	8,582,597	1,706,994

Expenses:
Management fees	28,621	22,975	562,308	222,747
Audit and tax	26,956	37,382	38,007	39,514
Registration fees	14,129	17,775	13,531	17,347
Dues and services	3,509	3,884	3,515	4,080
Accounting and administration expenses	1,479	2,227	48,446	20,085
Custodian fees	1,282	3,374	4,375	17,821
Pricing fees	1,020	6,908	5,868	19,342
Dividend disbursing and transfer agent fees and expenses	435	671	13,536	5,600
Legal fees	433	898	13,227	5,823
Trustees’ fees	379	277	5,843	2,447
Reports and statements to shareholders	126	319	5,896	6,495
Insurance	69	145	1,895	1,081
Consulting fees	38	55	1,178	789
Trustees’ expenses	14	24	426	185
	78,490	96,914	718,051	363,356
Less fees waived	(42,248)	(72,153)	—	(129,860)

Total operating expenses	36,242	24,761	718,051	233,496

Net Investment Income	53,742	80,709	7,864,546	1,473,498

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	394,181	(123,891)	2,381,935	(110,838)
Futures contracts	—	(8,080)	—	37,826
Options written	—	—	—	(12,816)
Swap contracts	—	—	—	(126,203)
Foreign currencies	—	—	—	(48,958)
Foreign currency exchange contracts	—	—	—	(21,865)
Net realized gain (loss)	394,181	(131,971)	2,381,935	(282,854)
Net change in unrealized appreciation (depreciation) of:
Investments	(92,041)	(80,345)	1,772,823	(1,456,573)
Futures contracts	—	(14,915)	—	5,979
Swap contracts	—	—	—	4,459
Foreign currencies	—	—	—	2,398
Foreign currency exchange contracts	—	—	—	6,145
Net change in unrealized appreciation (depreciation)	(92,041)	(95,260)	1,772,823	(1,437,592)

Net Realized and Unrealized Gain (Loss)	302,140	(227,231)	4,154,758	(1,720,446)

Net Increase (Decrease) In Net Assets
Resulting from Operations	$355,882	$(146,522)	$12,019,304	$(246,948)

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

		The
	The	Labor Select	The	The
	International	International	Emerging	Emerging
	Equity	Equity	Markets	Markets
	Portfolio	Portfolio	Portfolio	Portfolio II
Investment Income:
Dividends	$16,394,372	$17,763,402	$11,893,889	$791,700
Interest	2,119	3,336	5,429	97
Securities lending income	98,336	133,042	49,527	12,360
Foreign tax withheld	(1,060,479)	(1,079,965)	(1,215,587)	(79,455)
	15,434,348	16,819,815	10,733,258	724,702

Expenses:
Management fees	3,444,448	3,816,117	3,673,762	353,630
Accounting and administration expenses	176,102	197,277	142,427	13,710
Custodian fees	169,464	184,647	362,614	33,137
Audit and tax	73,141	84,894	95,305	42,165
Legal fees	49,931	58,369	37,010	3,954
Dividend disbursing and transfer agent fees and expenses	48,942	54,624	39,146	3,892
Trustees’ fees	21,636	24,033	17,270	1,650
Registration fees	19,058	12,063	15,603	17,882
Reports and statements to shareholders	16,375	16,153	11,857	2,143
Insurance	8,888	9,475	6,444	510
Dues and services	6,767	6,266	5,480	4,224
Consulting fees	4,203	4,636	3,105	336
Pricing fees	2,566	2,440	2,958	3,034
Trustees’ expenses	1,625	1,814	1,275	115
	4,043,146	4,472,808	4,414,256	480,382
Less fees waived	—	—	—	(56,448)
Less expense paid indirectly	(3)	(2)	(1)	—

Total operating expenses	4,043,143	4,472,806	4,414,255	423,934

Net Investment Income	11,391,205	12,347,009	6,319,003	300,768

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,841,973	(4,837,215)	11,726,423	356,540
Redemptions in kind*	—	—	1,271,954	—
Foreign currencies	(377,180)	(336,390)	(36,459)	(2,962)
Foreign currency exchange contracts	1,228,969	1,658,459	(204,019)	(11,063)
Net realized gain (loss)	2,693,762	(3,515,146)	12,757,899	342,515
Net change in unrealized appreciation (depreciation) of:
Investments	87,661,105	96,354,003	(13,335,951)	5,506,211
Foreign currencies	210,191	78,334	(136,602)	(11,213)
Foreign currency exchange contracts	87,711	131,137	55,350	777
Deferred capital gain taxes	—	—	504,484	9,320
Net change in unrealized appreciation (depreciation)	87,959,007	96,563,474	(12,912,719)	5,505,095

Net Realized and Unrealized Gain (Loss)	90,652,769	93,048,328	(154,820)	5,847,610

Net Increase In Net Assets
Resulting from Operations	$102,043,974	$105,395,337	$6,164,183	$6,148,378

*See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Statements of changes in net assets

Delaware Pooled® Trust

	The				The
	Large-Cap		The		Large-Cap
	Value Equity		Select 20		Growth Equity
	Portfolio		Portfolio		Portfolio
	Year Ended		Year Ended		Year Ended
	10/31/13	10/31/12	10/31/13	10/31/12	10/31/13	10/31/12
Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)	$985,861	$164,931	$319,707	$(19,168)	$1,090,664	$471,372
Net realized gain	1,129,169	231,924	3,671,786	2,202,623	37,524,122	16,618,289
Net change in unrealized
appreciation (depreciation)	9,974,396	775,932	27,207,181	8,843,677	17,165,268	11,322,232
Net increase in net assets
resulting from operations	12,089,426	1,172,787	31,198,674	11,027,132	55,780,054	28,411,893

Dividends and Distributions to
Shareholders from:
Net investment income	(173,059)	(149,499)	(249,320)	(15,848)	(991,897)	(450,961)
Net realized gain	—	—	(1,994,562)	—	—	—
	(173,059)	(149,499)	(2,243,882)	(15,848)	(991,897)	(450,961)
Capital Share Transactions:
Proceeds from shares sold	68,782,191	605,768	53,855,543	90,036,441	40,823,622	63,467,089
Net asset value of shares issued upon
reinvestment of dividends and distributions	152,270	147,498	2,066,753	11,750	888,530	381,424
	68,934,461	753,266	55,922,296	90,048,191	41,712,152	63,848,513
Cost of shares redeemed	(30,987)	—	(21,305,731)	(22,526,515)	(58,009,625)	(45,873,085)
Increase (decrease) in net assets derived
from capital share transactions	68,903,474	753,266	34,616,565	67,521,676	(16,297,473)	17,975,428

Net Increase In Net Assets	80,819,841	1,776,554	63,571,357	78,532,960	38,490,684	45,936,360

Net Assets:
Beginning of year	8,417,322	6,640,768	124,510,891	45,977,931	216,467,481	170,531,121
End of year	$89,237,163	$8,417,322	$188,082,248	$124,510,891	$254,958,165	$216,467,481

Undistributed net investment income	$948,128	$135,326	$70,387	$—	$543,622	$444,855

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

	The		The		The
	Focus Smid-Cap		Real Estate		Core Focus
	Growth Equity		Investment Trust		Fixed Income
	Portfolio		Portfolio II		Portfolio
	Year Ended		Year Ended		Year Ended
	10/31/13	10/31/12	10/31/13	10/31/12	10/31/13	10/31/12
Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)	$(13,708)	$(22,521)	$53,742	$37,756	$80,709	$119,812
Net realized gain (loss)	172,366	571,916	394,181	346,919	(131,971)	294,666
Net change in unrealized
appreciation (depreciation)	16,517,843	121,263	(92,041)	38,559	(95,260)	39,838
Net increase (decrease) in net assets
resulting from operations	16,676,501	670,658	355,882	423,234	(146,522)	454,316

Dividends and Distributions to
Shareholders from:
Net investment income	—	(11,997)	(51,743)	(20,364)	(146,164)	(201,820)
Net realized gain	(355,678)	—	—	—	(257,199)	—
	(355,678)	(11,997)	(51,743)	(20,364)	(403,363)	(201,820)
Capital Share Transactions:
Proceeds from shares sold	60,479,561	3,845,500	—	3	50,000	3,153,296
Net asset value of shares issued upon
reinvestment of dividends and distributions	333,339	10,558	51,743	20,364	403,363	201,820
	60,812,900	3,856,058	51,743	20,367	453,363	3,355,116
Cost of shares redeemed	(5,551,946)	(3,383,510)	—	—	(1,331,601)	(3,500,000)
Increase (decrease) in net assets derived
from capital share transactions	55,260,954	472,548	51,743	20,367	(878,238)	(144,884)

Net Increase (Decrease) In Net Assets	71,581,777	1,131,209	355,882	423,237	(1,428,123)	107,612

Net Assets:
Beginning of year	17,852,593	16,721,384	3,533,497	3,110,260	6,332,470	6,224,858
End of year	$89,434,370	$17,852,593	$3,889,379	$3,533,497	$4,904,347	$6,332,470

Undistributed (distributions in excess of)
net investment income	$(13,827)	$(23,667)	$39,733	$37,510	$79,084	$124,631

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)       111

Statements of changes in net assets

Delaware Pooled® Trust

	The		The		The
	High-Yield		Core Plus		International
	Bond		Fixed Income		Equity
	Portfolio		Portfolio		Portfolio
	Year Ended		Year Ended		Year Ended
	10/31/13	10/31/12	10/31/13	10/31/12	10/31/13	10/31/12
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$7,864,546	$5,555,541	$1,473,498	$1,828,861	$11,391,205	$19,018,480
Net realized gain (loss)	2,381,935	(308,276)	(282,854)	1,157,610	2,693,762	(5,413,723)
Net change in unrealized
appreciation (depreciation)	1,772,823	5,307,798	(1,437,592)	1,426,030	87,959,007	(5,395,430)
Net increase (decrease) in net assets
resulting from operations	12,019,304	10,555,063	(246,948)	4,412,501	102,043,974	8,209,327

Dividends and Distributions to
Shareholders from:
Net investment income	(6,283,328)	(4,332,406)	(1,823,382)	(1,548,743)	(18,294,751)	(23,845,189)
	(6,283,328)	(4,332,406)	(1,823,382)	(1,548,743)	(18,294,751)	(23,845,189)
Capital Share Transactions:
Proceeds from shares sold	26,315,242	50,842,955	8,000,000	4,314,545	33,198,938	45,805,783
Net asset value of shares issued upon
reinvestment of dividends and distributions	5,353,412	4,332,405	1,823,381	1,548,742	12,102,585	14,607,714
	31,668,654	55,175,360	9,823,381	5,863,287	45,301,523	60,413,497
Cost of shares redeemed	(15,142,117)	(6,190,646)	(11,425,575)	(2,265,000)	(105,194,498)	(166,059,657)
Increase (decrease) in net assets derived
from capital share transactions	16,526,537	48,984,714	(1,602,194)	3,598,287	(59,892,975)	(105,646,160)

Net Increase (Decrease) In Net Assets	22,262,513	55,207,371	(3,672,524)	6,462,045	23,856,248	(121,282,022)

Net Assets:
Beginning of year	113,047,646	57,840,275	60,313,103	53,851,058	467,827,142	589,109,164
End of year	$135,310,159	$113,047,646	$56,640,579	$60,313,103	$491,683,390	$467,827,142

Undistributed net investment income	$7,005,280	$4,937,564	$1,060,488	$1,450,407	$11,263,373	$17,315,130

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

	The		The		The
	Labor Select		Emerging		Emerging
	International Equity		Markets		Markets
	Portfolio		Portfolio		Portfolio II
	Year Ended		Year Ended		Year Ended
	10/31/13	10/31/12	10/31/13	10/31/12	10/31/13	10/31/12
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$12,347,009	$18,666,270	$6,319,003	$8,208,607	$300,768	$176,815
Net realized gain (loss)	(3,515,146)	(4,098,035)	12,757,899	23,987,690	342,515	(220,779)
Net change in unrealized
appreciation (depreciation)	96,563,474	(4,327,766)	(12,912,719)	8,152,312	5,505,095	(258,933)
Net increase (decrease) in net assets
resulting from operations	105,395,337	10,240,469	6,164,183	40,348,609	6,148,378	(302,897)

Dividends and Distributions to
Shareholders from:
Net investment income	(17,220,981)	(22,684,826)	(7,465,935)	(11,672,380)	(149,047)	(234,141)
Net realized gain	—	—	(5,123,069)	(42,338,904)	—	(527,349)
	(17,220,981)	(22,684,826)	(12,589,004)	(54,011,284)	(149,047)	(761,490)
Capital Share Transactions:
Proceeds from shares sold	17,605,001	9,369,021	94,582,863	64,985,419	6,388,797	14,650,019
Purchase reimbursement fees	—	—	520,217	289,564	—	—
Net asset value of shares issued upon
reinvestment of dividends and distributions	17,196,165	22,684,825	11,314,104	50,816,576	149,047	761,490
	34,801,166	32,053,846	106,417,184	116,091,559	6,537,844	15,411,509
Cost of shares redeemed	(126,400,968)	(82,724,173)	(83,131,915)	(317,967,106)	—	—
Redemption reimbursement fees	—	—	214,129	820,953	—	—
	(126,400,968)	(82,724,173)	(82,917,786)	(317,146,153)	—	—
Increase (decrease) in net assets derived
from capital share transactions	(91,599,802)	(50,670,327)	23,499,398	(201,054,594)	6,537,844	15,411,509

Net Increase (Decrease) In Net Assets	(3,425,446)	(63,114,684)	17,074,577	(214,717,269)	12,537,175	14,347,122

Net Assets:
Beginning of year	509,527,439	572,642,123	316,809,326	531,526,595	29,686,114	15,338,992
End of year	$506,101,993	$509,527,439	$333,883,903	$316,809,326	$42,223,289	$29,686,114

Undistributed net investment income	$12,425,931	$15,977,834	$5,882,167	$7,397,868	$152,595	$12,133

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Financial highlights

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$18.970	$16.570	$15.130	$13.290	$12.190

Income from investment operations:
Net investment income[1]	0.440	0.394	0.346	0.343	0.354
Net realized and unrealized gain	5.170	2.379	1.579	1.851	1.067
Total from investment operations	5.610	2.773	1.925	2.194	1.421

Less dividends and distributions from:
Net investment income	(0.390)	(0.373)	(0.485)	(0.354)	(0.321)
Total dividends and distributions	(0.390)	(0.373)	(0.485)	(0.354)	(0.321)

Net asset value, end of period	$24.190	$18.970	$16.570	$15.130	$13.290

Total return[2]	30.09%	17.12%	12.98%	16.80%	12.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$89,237	$8,417	$6,641	$6,592	$10,105
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.69%
Ratio of expenses to average net assets
prior to fees waived	0.72%	1.09%	1.24%	1.02%	0.98%
Ratio of net investment income to average net assets	1.97%	2.21%	2.15%	2.46%	2.99%
Ratio of net investment income to average net assets
prior to fees waived	1.95%	1.82%	1.61%	2.14%	2.70%
Portfolio turnover	9%	14%	133%	42%	26%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Select 20 Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/13	10/31/12	10/31/11		10/31/10		10/31/09
Net asset value, beginning of period	$8.140	$6.960	$6.040		$4.980		$4.040

Income (loss) from investment operations:
Net investment income (loss)[1]	0.017	(0.002)	0.003		(0.019)		(0.012)
Net realized and unrealized gain	1.667	1.184	0.917		1.079		0.959
Total from investment operations	1.684	1.182	0.920		1.060		0.947

Less dividends and distributions from:
Net investment income	(0.016)	(0.002)	—		—		(0.004)
Net realized gain	(0.128)	—	—		—		—
Return of capital	—	—	—		—		(0.003)
Total dividends and distributions	(0.144)	(0.002)	—		—		(0.007)

Net asset value, end of period	$9.680	$8.140	$6.960		$6.040		$4.980

Total return[2]	21.00%	16.99%	15.23%		21.29%		23.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$188,082	$124,511	$45,978		$11,463		$10,204
Ratio of expenses to average net assets	0.85%	0.86%	0.89%		0.89%		0.89%
Ratio of expenses to average net assets
prior to fees waived	0.85%	0.87%	1.02%		1.24%		1.18%
Ratio of net investment income (loss) to average net assets	0.20%	(0.02% )	0.04%		(0.35%	)	(0.29% )
Ratio of net investment income (loss) to average net assets
prior to fees waived	0.20%	(0.03% )	(0.09%	)	(0.70%	)	(0.58% )
Portfolio turnover	46%	42%	26%		80%		53%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)       115

Financial highlights

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$11.470	$9.880	$8.900	$7.350	$6.220

Income from investment operations:
Net investment income[1]	0.062	0.027	0.053	0.008	0.020
Net realized and unrealized gain	3.121	1.589	0.962	1.559	1.135
Total from investment operations	3.183	1.616	1.015	1.567	1.155

Less dividends and distributions from:
Net investment income	(0.053)	(0.026)	(0.035)	(0.017)	(0.025)
Total dividends and distributions	(0.053)	(0.026)	(0.035)	(0.017)	(0.025)

Net asset value, end of period	$14.600	$11.470	$9.880	$8.900	$7.350

Total return[2]	27.86%	16.40%	11.43%	21.35%	18.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$254,958	$216,467	$170,531	$244,124	$251,017
Ratio of expenses to average net assets	0.65%	0.65%	0.64%	0.65%	0.65%
Ratio of expenses to average net assets
prior to fees waived	0.65%	0.65%	0.64%	0.65%	0.66%
Ratio of net investment income to average net assets	0.48%	0.25%	0.55%	0.10%	0.32%
Ratio of net investment income to average net assets
prior to fees waived	0.48%	0.25%	0.55%	0.10%	0.31%
Portfolio turnover	38%	40% [3]	19%	22%	30%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
3 Excludes the value of Portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/13	10/31/12	10/31/11	10/31/10		10/31/09
Net asset value, beginning of period	$15.500	$14.810	$12.290	$8.710		$6.580

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.005)	(0.022)	0.079	(0.031)		0.013
Net realized and unrealized gain	5.446	0.723	2.547	3.611		2.173
Total from investment operations	5.441	0.701	2.626	3.580		2.186

Less dividends and distributions from:
Net investment income	—	(0.011)	(0.106)	—		(0.056)
Net realized gain	(0.221)	—	—	—		—
Total dividends and distributions	(0.221)	(0.011)	(0.106)	—		(0.056)

Net asset value, end of period	$20.720	$15.500	$14.810	$12.290		$8.710

Total return[2]	35.56%	4.74%	21.44%	41.10%		33.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$89,434	$17,853	$16,721	$4,613		$3,450
Ratio of expenses to average net assets	0.89%	0.92%	0.92%	0.92%		0.92%
Ratio of expenses to average net assets
prior to fees waived	0.89%	0.94%	1.05%	1.44%		1.48%
Ratio of net investment income (loss) to average net assets	(0.03% )	(0.14% )	0.54%	(0.30%	)	0.19%
Ratio of net investment income (loss) to average net assets
prior to fees waived	(0.03% )	(0.16% )	0.41%	(0.82%	)	(0.37% )
Portfolio turnover	26%	44%	16%	86%		51%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)       117

Financial highlights

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$7.240	$6.410	$5.790	$4.260	$4.680

Income (loss) from investment operations:
Net investment income[1]	0.109	0.077	0.063	0.090	0.129
Net realized and unrealized gain (loss)	0.607	0.795	0.641	1.561	(0.290)
Total from investment operations	0.716	0.872	0.704	1.651	(0.161)

Less dividends and distributions from:
Net investment income	(0.106)	(0.042)	(0.084)	(0.121)	(0.259)
Total dividends and distributions	(0.106)	(0.042)	(0.084)	(0.121)	(0.259)

Net asset value, end of period	$7.850	$7.240	$6.410	$5.790	$4.260

Total return[2]	10.01%	13.72%	12.37%	39.51%	(2.62% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,889	$3,533	$3,110	$2,766	$5,231
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.91%
Ratio of expenses to average net assets
prior to fees waived	2.06%	1.76%	2.03%	1.81%	1.53%
Ratio of net investment income to average net assets	1.41%	1.11%	1.03%	1.82%	3.57%
Ratio of net investment income (loss) to average net assets
prior to fees waived	0.30%	0.30%	(0.05% )	0.96%	2.95%
Portfolio turnover	107%	88%	138%	192%	169%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$10.090	$9.750	$9.440	$9.120	$8.150

Income (loss) from investment operations:
Net investment income[1]	0.132	0.165	0.234	0.284	0.414
Net realized and unrealized gain (loss)	(0.359)	0.491	0.355	0.456	0.968
Total from investment operations	(0.227)	0.656	0.589	0.740	1.382

Less dividends and distributions from:
Net investment income	(0.233)	(0.316)	(0.279)	(0.420)	(0.412)
Net realized gain	(0.410)	—	—	—	—
Total dividends and distributions	(0.643)	(0.316)	(0.279)	(0.420)	(0.412)

Net asset value, end of period	$9.220	$10.090	$9.750	$9.440	$9.120

Total return[2]	(2.36% )	6.93%	6.49%	8.46%	17.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,904	$6,332	$6,225	$19,208	$20,550
Ratio of expenses to average net assets	0.43%	0.43%	0.43%	0.43%	0.43%
Ratio of expenses to average net assets
prior to fees waived	1.69%	1.05%	0.96%	0.76%	0.71%
Ratio of net investment income to average net assets	1.41%	1.68%	2.53%	3.13%	4.94%
Ratio of net investment income to average net assets
prior to fees waived	0.15%	1.06%	2.00%	2.80%	4.66%
Portfolio turnover	526%	586%	535%	437%	299%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)       119

Financial highlights

Delaware Pooled® Trust — The High-Yield Bond Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$8.350	$7.830	$8.110	$7.350	$5.580

Income (loss) from investment operations:
Net investment income[1]	0.529	0.592	0.613	0.691	0.656
Net realized and unrealized gain (loss)	0.291	0.511	(0.274)	0.731	1.634
Total from investment operations	0.820	1.103	0.339	1.422	2.290

Less dividends and distributions from:
Net investment income	(0.450)	(0.583)	(0.619)	(0.662)	(0.520)
Total dividends and distributions	(0.450)	(0.583)	(0.619)	(0.662)	(0.520)

Net asset value, end of period	$8.720	$8.350	$7.830	$8.110	$7.350

Total return[2]	10.24%	15.31%	4.52%	20.85%	46.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$135,310	$113,048	$57,840	$29,437	$23,617
Ratio of expenses to average net assets	0.57%	0.58%	0.59%	0.59%	0.59%
Ratio of expenses to average net assets
prior to fees waived	0.57%	0.58%	0.60%	0.74%	0.78%
Ratio of net investment income to average net assets	6.29%	7.53%	7.82%	9.29%	11.05%
Ratio of net investment income to average net assets
prior to fees waived	6.29%	7.53%	7.81%	9.14%	10.86%
Portfolio turnover	90%	68%	77%	144%	119%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$10.540	$10.050	$10.130	$9.700	$8.290

Income (loss) from investment operations:
Net investment income[1]	0.289	0.320	0.369	0.463	0.506
Net realized and unrealized gain (loss)	(0.346)	0.460	0.081	0.660	1.474
Total from investment operations	(0.057)	0.780	0.450	1.123	1.980

Less dividends and distributions from:
Net investment income	(0.383)	(0.290)	(0.530)	(0.693)	(0.570)
Total dividends and distributions	(0.383)	(0.290)	(0.530)	(0.693)	(0.570)

Net asset value, end of period	$10.100	$10.540	$10.050	$10.130	$9.700

Total return[2]	(0.55% )	7.95%	4.80%	12.05%	25.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$56,641	$60,313	$53,851	$50,305	$53,603
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets
prior to fees waived	0.70%	0.62%	0.64%	0.65%	0.61%
Ratio of net investment income to average net assets	2.84%	3.14%	3.77%	4.80%	5.95%
Ratio of net investment income to average net assets
prior to fees waived	2.59%	2.97%	3.58%	4.60%	5.79%
Portfolio turnover	358%	327%	273%	239%	218%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)       121

Financial highlights

Delaware Pooled® Trust — The International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$12.840	$13.120	$13.680	$12.980	$14.480

Income (loss) from investment operations:
Net investment income[1]	0.337	0.441	0.471	0.406	0.382
Net realized and unrealized gain (loss)	2.700	(0.183)	(0.596)	0.712	1.296
Total from investment operations	3.037	0.258	(0.125)	1.118	1.678

Less dividends and distributions from:
Net investment income	(0.537)	(0.538)	(0.435)	(0.418)	(1.383)
Net realized gain	—	—	—	—	(1.795)
Total dividends and distributions	(0.537)	(0.538)	(0.435)	(0.418)	(3.178)

Net asset value, end of period	$15.340	$12.840	$13.120	$13.680	$12.980

Total return[2]	24.59%	2.26%	(0.88% )	8.77%	16.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$491,683	$467,827	$589,109	$809,011	$913,056
Ratio of expenses to average net assets	0.88%	0.85%	0.77%	0.87%	0.88%
Ratio of net investment income to average net assets	2.48%	3.56%	3.48%	3.18%	3.35%
Portfolio turnover	20%	16% [3]	22%	18%	18%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$12.650	$12.920	$13.570	$12.930	$12.410

Income (loss) from investment operations:
Net investment income[1]	0.324	0.441	0.451	0.390	0.364
Net realized and unrealized gain (loss)	2.516	(0.176)	(0.695)	0.626	1.445
Total from investment operations	2.840	0.265	(0.244)	1.016	1.809

Less dividends and distributions from:
Net investment income	(0.420)	(0.535)	(0.406)	(0.376)	(0.869)
Net realized gain	—	—	—	—	(0.420)
Total dividends and distributions	(0.420)	(0.535)	(0.406)	(0.376)	(1.289)

Net asset value, end of period	$15.070	$12.650	$12.920	$13.570	$12.930

Total return[2]	23.11%	2.40%	(1.79% )	8.00%	16.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$506,102	$509,527	$572,642	$740,952	$797,718
Ratio of expenses to average net assets	0.88%	0.87%	0.85%	0.87%	0.88%
Ratio of net investment income to average net assets	2.43%	3.59%	3.37%	3.07%	3.26%
Portfolio turnover	16%	17%	20%	13%	11%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

(continues)       123

Financial highlights

Delaware Pooled® Trust — The Emerging Markets Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Net asset value, beginning of period	$10.160	$10.510	$11.420	$9.430	$7.580

Income (loss) from investment operations:
Net investment income[1]	0.175	0.177	0.266	0.259	0.200
Net realized and unrealized gain (loss)	0.158	0.467	(0.873)	1.926	3.208
Total from investment operations	0.333	0.644	(0.607)	2.185	3.408

Less dividends and distributions from:
Net investment income	(0.239)	(0.220)	(0.330)	(0.212)	(0.303)
Net realized gain	(0.164)	(0.798)	—	—	(1.268)
Total dividends and distributions	(0.403)	(1.018)	(0.330)	(0.212)	(1.571)

Reimbursement fees:
Purchase reimbursement fees[1,2]	0.014	0.006	0.005	0.009	0.002
Redemption reimbursement fees[1,2]	0.006	0.018	0.022	0.008	0.011
	0.020	0.024	0.027	0.017	0.013

Net asset value, end of period	$10.110	$10.160	$10.510	$11.420	$9.430

Total return[3]	3.36%	7.81%	(5.22% )	23.79%	57.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$333,884	$316,809	$531,527	$750,190	$597,638
Ratio of expenses to average net assets	1.20%	1.20%	1.14%	1.17%	1.16%
Ratio of net investment income to average net assets	1.72%	1.80%	2.41%	2.57%	2.71%
Portfolio turnover	40% [4]	38% [4]	39%	39%	40%
1 The average shares outstanding method has been applied for per share information.
2 The Portfolio charges a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee, which are retained by the Portfolio.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not reflect the purchase reimbursement fee and redemption reimbursement fee.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Emerging Markets Portfolio II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

				6/23/10[1]
	Year Ended			to
	10/31/13	10/31/12	10/31/11	10/31/10
Net asset value, beginning of period	$8.170	$8.550	$9.660	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.075	0.070	0.089	0.019
Net realized and unrealized gain (loss)	1.446	(0.028)	(1.099)	1.141
Total from investment operations	1.521	0.042	(1.010)	1.160

Less dividends and distributions from:
Net investment income	(0.041)	(0.128)	(0.026)	—
Net realized gain	—	(0.294)	(0.074)	—
Total dividends and distributions	(0.041)	(0.422)	(0.100)	—

Net asset value, end of period	$9.650	$8.170	$8.550	$9.660

Total return[3]	18.68%	0.89%	(10.58% )	13.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$42,223	$29,686	$15,339	$11,364
Ratio of expenses to average net assets	1.20%	1.20%	1.25%	1.40%
Ratio of expenses to average net assets
prior to fees waived	1.36%	1.41%	1.64%	2.17%
Ratio of net investment income to average net assets	0.85%	0.87%	0.94%	0.59%
Ratio of net investment income (loss) to average net assets
prior to fees waived	0.69%	0.66%	0.55%	(0.18% )
Portfolio turnover	11%	12%	23%	9%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2013 Annual report • Delaware Pooled Trust

Notes to financial statements

Delaware Pooled® Trust
October 31, 2013

Delaware Pooled Trust (Trust) is organized as a Delaware statutory trust and offers 13 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, and The Emerging Markets Portfolio II (each, a Portfolio, or collectively, Portfolios). The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Select 20 Portfolio and The Real Estate Investment Trust II Portfolio which are non-diversified. Each Portfolio offers one class of shares.

The investment objective of The Large-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Select 20 Portfolio is to seek long-term capital appreciation.

The investment objective of The Large-Cap Growth Equity Portfolio is to seek capital appreciation.

The investment objective of The Focus Smid-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek maximum long-term total return, with capital appreciation as a secondary objective.

The investment objective of The Core Focus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Core Plus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Emerging Markets Portfolio II is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Portfolios.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolios may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

2013 Annual report • Delaware Pooled Trust

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Portfolio evaluates tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Portfolio’s tax positions taken for all open federal income tax years (Oct. 31, 2010 – Oct. 31, 2013), and has concluded that no provision for federal income tax is required in each Portfolio’s financial statements. In regard to foreign taxes only, each Portfolio has open tax years in certain foreign countries they invest in that may date back to the inception of each Portfolio.

Repurchase Agreements — Each Portfolio may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Portfolio’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2013.

To Be Announced Trades (TBA) — Each Portfolio may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with each Portfolio’s ability to manage their investment portfolios and meet redemption requests. These transactions involve a commitment by each Portfolio to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by each Portfolio on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Portfolio’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Portfolio generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the statements of operations under the caption net realized gain (loss) on foreign currencies. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. Each Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Reimbursement Fees — The Emerging Markets Portfolio may charge a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the statements of changes in net assets.

Other — Expenses directly attributable to each Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character for The Real Estate Investment Trust Portfolio II. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Portfolio is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with each Portfolio’s understanding of the applicable country’s tax rules and rates.

2013 Annual report • Delaware Pooled Trust

(continues)       127

Notes to financial statements

Delaware Pooled® Trust

1. Significant Accounting Policies (continued)

Each Portfolio declares and pays distributions from net investment income and net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. Each Portfolio may distribute more frequently, if necessary for tax purposes.

Subject to seeking best execution, each Portfolio may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to each Portfolio in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Portfolio on the transaction. Such commission rebates are included in realized gain on investments in the accompanying financial statements. The total commission rebates for the year ended Oct. 31, 2013 are as follows:

Commission Rebates
The Select 20 Portfolio	$2,804
The Large-Cap Growth Equity Portfolio	491
The Focus Smid-Cap Growth Equity Portfolio	1,212

Each Portfolio may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Oct. 31, 2013.

Each Portfolio may receive earnings credits from their transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of the investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Portfolios, will receive an annual fee, which is calculated daily based on the average daily net assets of each Portfolio.

DMC has contractually agreed to waive that portion, if any, of its management fees and reimburse each Portfolio (except for The International Equity Portfolio, The Labor Select International Equity Portfolio and The Emerging Markets Portfolio) to the extent necessary to ensure that annual operating expenses, (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, acquired fund fees, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings and liquidations) do not exceed specified percentages of average daily net assets of each Portfolio from Nov. 1, 2012 through Feb. 28, 2014. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Portfolios’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Portfolios.

The management fee rates and the operating expense limitation rates in effect for the year ended Oct. 31, 2013 are as follows:

		Contractual
		operating expense
	Management	limitation as
	fee as a percentage	a percentage
	of average daily	of average daily
	net assets (per annum)	net assets (per annum)†
The Large-Cap Value Equity Portfolio	0.55%	0.70%
The Select 20 Portfolio	0.75%	0.89%
The Large-Cap Growth Equity Portfolio	0.55%	0.65%
The Focus Smid-Cap Growth Equity Portfolio	0.75%	0.92%
The Real Estate Investment Trust Portfolio II	0.75%	0.95%
The Core Focus Fixed Income Portfolio	0.40%	0.43%
The High-Yield Bond Portfolio	0.45%	0.59%
The Core Plus Fixed Income Portfolio	0.43%	0.45%
The International Equity Portfolio	0.75%	—
The Labor Select International Equity Portfolio	0.75%	—
The Emerging Markets Portfolio	1.00%	—
The Emerging Markets Portfolio II	1.00%	1.20%

†	These operating expense limitations exclude certain expenses, such as 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations.

2013 Annual report • Delaware Pooled Trust

Mondrian Investment Partners Limited (Mondrian) furnishes investment sub-advisory services to The International Equity Portfolio, The Labor Select International Equity Portfolio and The Emerging Markets Portfolio. For these services, DMC, not the Portfolios, pays Mondrian the following percentages of the Portfolios’ average daily net assets.

Sub-advisory fee as a
percentage of average daily
net assets (per annum)
The International Equity Portfolio	0.36%
The Labor Select International Equity Portfolio	0.30%
The Emerging Markets Portfolio	0.75%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Portfolio. For these services, each Portfolio pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended Oct. 31, 2013, each Portfolio was charged for these services as follows:

The Large-Cap Value Equity Portfolio	$2,422
The Select 20 Portfolio	7,817
The Large-Cap Growth Equity Portfolio	10,945
The Focus Smid-Cap Growth Equity Portfolio	2,593
The Real Estate Investment Trust Portfolio II	185
The Core Focus Fixed Income Portfolio	278
The High-Yield Bond Portfolio	6,056
The Core Plus Fixed Income Portfolio	2,511
The International Equity Portfolio	22,258
The Labor Select International Equity Portfolio	24,660
The Emerging Markets Portfolio	17,803
The Emerging Markets Portfolio II	1,714

DSC is also the transfer agent and dividend disbursing agent of each Portfolio. For these services, each Portfolio pays DSC fees at the annual rate of 0.0075% of each Portfolio’s average daily net assets. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Portfolio. Sub-transfer agency fees are passed on to and paid directly by each Portfolio.

These amounts are included in the statements of operations as dividend disbursing and transfer agent fees and expenses. For the year ended Oct. 31, 2013, each Portfolio was charged the following amounts for these services:

	DSC	BNYMIS
The Large-Cap Value Equity Portfolio	$3,751	$1,534
The Select 20 Portfolio	12,095	5,246
The Large-Cap Growth Equity Portfolio	16,933	7,337
The Focus Smid-Cap Growth Equity Portfolio	4,015	1,813
The Real Estate Investment Trust Portfolio II	286	149
The Core Focus Fixed Income Portfolio	430	241
The High-Yield Bond Portfolio	9,368	4,168
The Core Plus Fixed Income Portfolio	3,883	1,717
The International Equity Portfolio	34,432	14,510
The Labor Select International Equity Portfolio	38,145	16,479
The Emerging Markets Portfolio	27,543	11,603
The Emerging Markets Portfolio II	2,651	1,241

2013 Annual report • Delaware Pooled Trust

(continues)       129

Notes to financial statements

Delaware Pooled® Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, each Portfolio bears the cost of certain legal services, including internal legal services provided to each Portfolio by DMC and/or its affiliates’ employees. For the year ended Oct. 31, 2013, each Portfolio was charged for internal legal services provided by DMC and/or its affiliates’ employees as follows:

The Large-Cap Value Equity Portfolio	$2,404
The Select 20 Portfolio	8,774
The Large-Cap Growth Equity Portfolio	13,000
The Focus Smid-Cap Growth Equity Portfolio	2,857
The Real Estate Investment Trust Portfolio II	224
The Core Focus Fixed Income Portfolio	362
The High-Yield Bond Portfolio	6,959
The Core Plus Fixed Income Portfolio	2,969
The International Equity Portfolio	25,680
The Labor Select International Equity Portfolio	28,971
The Emerging Markets Portfolio	20,771
The Emerging Markets Portfolio II	1,931

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Portfolios.

3. Investments

For the year ended Oct. 31, 2013, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	U.S. government	U.S. government	U.S. government	U.S. government
	securities	securities	securities	securities
The Large-Cap Value Equity Portfolio	$73,048,190	$—	$4,099,439	$—
The Select 20 Portfolio	86,566,795	—	66,767,693	—
The Large-Cap Growth Equity Portfolio	85,213,195	—	102,957,982	—
The Focus Smid-Cap Growth Equity Portfolio	63,721,756	—	13,333,547	—
The Real Estate Investment Trust Portfolio II	3,966,690	—	3,924,496	—
The Core Focus Fixed Income Portfolio	16,342,730	10,638,774	17,106,918	11,311,574
The High-Yield Bond Portfolio	121,334,234	—	105,341,352	—
The Core Plus Fixed Income Portfolio	147,154,500	31,479,555	150,270,809	29,531,244
The International Equity Portfolio	88,912,614	—	153,019,637	—
The Labor Select International Equity Portfolio	79,454,879	—	176,491,640	—
The Emerging Markets Portfolio	182,287,934	—	141,756,017	—
The Emerging Markets Portfolio II	11,070,011	—	4,059,073	—

At Oct. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

		Aggregate	Aggregate	Net unrealized
	Cost of	unrealized	unrealized	appreciation
	investments	appreciation	depreciation	(depreciation)
The Large-Cap Value Equity Portfolio	$78,795,099	11,125,166	(597,360)	10,527,806
The Select 20 Portfolio	138,011,121	41,877,991	(2,631,961)	39,246,030
The Large-Cap Growth Equity Portfolio	186,551,170	69,916,167	(3,480,360)	66,435,807
The Focus Smid-Cap Growth Equity Portfolio	71,035,272	19,279,572	(1,717,099)	17,562,473
The Real Estate Investment Trust Portfolio II	3,720,717	271,561	(107,992)	163,569
The Core Focus Fixed Income Portfolio	5,727,362	85,992	(43,971)	42,021
The High-Yield Bond Portfolio	132,110,231	5,999,573	(850,835)	5,148,738
The Core Plus Fixed Income Portfolio	67,357,823	1,502,117	(539,314)	962,802
The International Equity Portfolio	409,955,315	106,540,660	(24,250,680)	82,289,980
The Labor Select International Equity Portfolio	438,502,683	102,533,147	(36,271,723)	66,261,424
The Emerging Markets Portfolio	322,528,418	40,146,363	(30,466,210)	9,680,153
The Emerging Markets Portfolio II	38,590,382	7,714,034	(4,006,783)	3,707,251

2013 Annual report • Delaware Pooled Trust

U. S. GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Portfolios’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of The Large-Cap Value Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Total
Common Stock	$88,356,452	—	88,356,452
Short-Term Investments	—	966,453	966,453
Total	$88,356,452	966,453	89,322,905

The following table summarizes the valuation of The Select 20 Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Total
Common Stock	$174,118,442	$—	$174,118,442
Short-Term Investments	—	3,138,709	3,138,709
Total	$174,118,442	3,138,709	$177,257,151

The following table summarizes the valuation of The Large-Cap Growth Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Total
Common Stock	$250,317,952	$—	$250,317,952
Warrant	316,574	—	316,574
Short-Term Investments	—	2,352,451	2,352,451
Total	$250,634,526	$2,352,451	$252,986,977

The following table summarizes the valuation of The Focus Smid-Cap Growth Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Total
Common Stock	$84,144,149	$—	$84,144,149
Short-Term Investments	—	4,453,596	4,453,596
Total	$84,144,149	$4,453,596	$88,597,745

2013 Annual report • Delaware Pooled Trust

(continues)       131

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following table summarizes the valuation of The Real Estate Investment Trust Portfolio II’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Total
Common Stock	$3,750,943	$—	$3,750,943
Short-Term Investments	—	133,343	133,343
Total	$3,750,943	$133,343	$3,884,286

The following table summarizes the valuation of The Core Focus Fixed Income Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Total
Agency, Asset-Backed and Mortgage-Backed Securities	$—	$1,741,031	$1,741,031
Corporate Debt	—	1,433,282	1,433,282
U.S. Treasury Obligations	—	1,569,594	1,569,594
Preferred Stock	16,644	—	16,644
Short-Term Investments	—	1,008,832	1,008,832
Total	$16,644	$5,752,739	$5,769,383

Futures contracts	$(14,915)	$—	$(14,915)

The following table summarizes the valuation of The High-Yield Bond Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Level 3	Total
Corporate Debt	$—	$108,199,354	$—	$108,199,354
Senior Secured Loans	—	9,745,317	—	9,745,317
Common Stock	3,375,970	—	—	3,375,970
Convertible Preferred Stock[1]	300,810	1,319,723	—	1,620,533
Other[2]	872,620	768,175	—	1,640,795
Short-Term Investments	—	12,677,000	—	12,677,000
Total	$4,549,400	$132,709,569	$—	$137,258,969

1Security type is valued across multiple levels. The amount attributed to Level 1 investments and Level 2 investments represents 18.56% and 81.44%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments while Level 2 investments represent investments with observable inputs.

2Security type is valued across multiple levels. The amount attributed to level 1 securities and level 2 securities represents 53.18% and 46.82%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments while Level 2 investments represent investments with observable inputs.

The following table summarizes the valuation of The Core Plus Fixed Income Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed and Mortgage-Backed Securities[1]	$—	$18,393,438	$25,812	$18,419,250
Bank Loans	—	4,976,101	—	4,976,101
Corporate Debt	—	22,754,472	—	22,754,472
Foreign Debt	—	563,590	—	563,590
Municipal Bonds	—	488,066	—	488,066
U.S. Treasury Obligations	—	7,016,005	—	7,016,005
Convertible Preferred Stock[2]	21,320	35,888	—	57,208
Preferred Stock	188,997	—	—	188,997
Short-Term Investments	—	13,856,937	—	13,856,937
Total	$210,317	$68,084,497	$25,812	$68,320,626

Foreign Currency Exchange Contracts	$—	$610	$—	$610
Futures Contracts	(4,202)	—	—	(4,202)
Swap Contracts	—	651	—	651

1Security type is valued across multiple levels. The amount attributed to Level 3 securities represents less than 1% of the total market value of this security type.

2Security type is valued across multiple levels. The amount attributed to Level 1 securities and Level 2 securities represents 37.27% and 62.73%, respectively, of the total market value of this security type.

2013 Annual report • Delaware Pooled Trust

The following table summarizes the valuation of The International Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock	$489,549,724	$—	$—	$489,549,724
Short-Term Investments	—	2,695,571	—	2,695,571
Total	$489,549,724	$2,695,571	$—	$492,245,295

Foreign Currency Exchange Contracts	$—	$65,750	$—	$65,750

The following table summarizes the valuation of The Labor Select International Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock	$497,845,724	$—	$—	$497,845,724
Short-Term Investments	—	6,918,383	—	6,918,383
Total	$497,845,724	$6,918,383	$—	$504,764,107

Foreign Currency Exchange Contracts	$—	$99,105	$—	$99,105

The following table summarizes the valuation of The Emerging Market Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Total
Common Stock
Brazil	$23,325,682	$—	$23,325,682
Chile	10,958,675	975,118	11,933,793
China	62,670,350	—	62,670,350
Colombia	1,459,380	—	1,459,380
India	22,199,868	—	22,199,868
Indonesia	21,435,274	—	21,435,274
Kazakhstan	2,103,526	—	2,103,526
Malaysia	9,883,341	—	9,883,341
Mexico	24,630,363	—	24,630,363
Peru	6,861,418	—	6,861,418
Philippines	7,124,355	—	7,124,355
Republic of Korea	25,272,718	—	25,272,718
Russia	15,200,115	—	15,200,115
South Africa	7,829,378	—	7,829,378
Taiwan	13,379,812	—	13,379,812
Thailand	10,803,819	—	10,803,819
Turkey	18,236,364	—	18,236,364
United Kingdom	12,723,750	—	12,723,750
United States	7,637,070	—	7,637,070
Preferred Stock	21,476,309	—	21,476,309
Short-Term Investments	—	6,021,886	6,021,886
Total	$325,211,567	$6,997,004	$332,208,571

Foreign Currency Exchange Contracts	$—	$55,140	$55,140

2013 Annual report • Delaware Pooled Trust

(continues)       133

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following table summarizes the valuation of The Emerging Market Portfolio II’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Total
Common Stock
Argentina	$297,245	$—	$297,245
Bahrain	—	12,056	12,056
Brazil	7,903,791	—	7,903,791
Chile	367,213	—	367,213
China/Hong Kong	6,978,736	—	6,978,736
Colombia	467,207	—	467,207
India	2,980,483	—	2,980,483
Indonesia	633,406	—	633,406
Israel	741,800	—	741,800
Malaysia	263,987	—	263,987
Mexico	2,891,507	—	2,891,507
Peru	166,750	—	166,750
Poland	755,947	—	755,947
Republic of Korea	7,988,529	—	7,988,529
Russia	2,414,036	476,960	2,890,996
South Africa	1,038,611	—	1,038,611
Taiwan	1,493,139	—	1,493,139
Thailand	601,425	—	601,425
Turkey	626,857	—	626,857
United Kingdom	—	100,204	100,204
United States	2,662,697	—	2,662,697
Preferred Stock	435,047	—	435,047
Total	$41,708,413	$589,220	$42,297,633

Foreign Currency Exchange Contracts	$—	$755	$755

The securities deemed worthless on the schedules of investments have been included as Level 3 securities within the fair value hierarchy.

During the year ended Oct. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to each Portfolio. This does not include transfers between Level 1 investments and Level 2 investments due to each Portfolio utilizing international fair value pricing during the year. In accordance with the Fair Valuation Procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to each Portfolio’s net assets at the end of the period.

2013 Annual report • Delaware Pooled Trust

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2013 and 2012 was as follows:

	Ordinary	Long-term
	income	capital gain
Year ended Oct. 31, 2013:
The Large-Cap Value Equity Portfolio	$173,059	$—
The Select 20 Portfolio	619,737	1,624,145
The Large-Cap Growth Equity Portfolio	991,897	—
The Focus Smid-Cap Growth Equity Portfolio	232	355,446
The Real Estate Investment Trust Portfolio II	51,743	—
The Core Focus Fixed Income Portfolio	336,605	66,758
The High-Yield Bond Portfolio	6,283,328	—
The Core Plus Fixed Income Portfolio	1,823,382	—
The International Equity Portfolio	18,294,751	—
The Labor Select International Equity Portfolio	17,220,981	—
The Emerging Markets Portfolio	7,465,935	5,123,069
The Emerging Markets Portfolio II	149,047	—

	Ordinary	Long-term
	income	capital gain
Year ended Oct. 31, 2012:
The Large-Cap Value Equity Portfolio	$149,499	$—
The Select 20 Portfolio	15,848	—
The Large-Cap Growth Equity Portfolio	450,961	—
The Focus Smid-Cap Growth Equity Portfolio	11,997	—
The Real Estate Investment Trust Portfolio II	20,364	—
The Core Focus Fixed Income Portfolio	201,820	—
The High-Yield Bond Portfolio	4,332,406	—
The Core Plus Fixed Income Portfolio	1,548,743	—
The International Equity Portfolio	23,845,189	—
The Labor Select International Equity Portfolio	22,684,826	—
The Emerging Markets Portfolio	11,672,380	42,338,904
The Emerging Markets Portfolio II	760,618	872

2013 Annual report • Delaware Pooled Trust

(continues)        135

Notes to financial statements

Delaware Pooled® Trust

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2013, the components of net assets on a tax basis were as follows:

	The		The	The
	Large-Cap	The	Large-Cap	Focus Smid-Cap
	Value Equity	Select 20	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Shares of beneficial interest	$77,519,003	$147,074,581	$188,108,073	$72,123,414
Undistributed ordinary income	948,128	70,387	543,622	—
Undistributed long-term capital gain	449,807	2,398,567	—	—
Capital loss carryforwards	(207,581)	(707,317)	(129,337)	(237,690)
Qualified late year losses	—	—	—	(13,827)
Unrealized appreciation	10,527,806	39,246,030	66,435,807	17,562,473
Net assets	$89,237,163	$188,082,248	$254,958,165	$89,434,370

	The	The	The	The
	Real Estate	Core Focus	High-Yield	Core Plus
	Investment Trust	Fixed Income	Bond	Fixed Income
	Portfolio II*	Portfolio	Portfolio	Portfolio
Shares of beneficial interest	$5,643,157	$4,953,943	$124,416,547	$56,528,247
Undistributed ordinary income	39,733	79,084	7,007,312	1,067,165
Capital loss carryforwards	(1,957,080)	(170,701)	(1,262,438)	(1,915,115)
Unrealized appreciation	163,569	42,021	5,148,738	960,282
Net assets	$3,889,379	$4,904,347	$135,310,159	$56,640,579

	The	Labor Select	The	The
	International	International	Emerging	Emerging
	Equity	Equity	Markets	Markets
	Portfolio	Portfolio	Portfolio	Portfolio II
Shares of beneficial interest	$576,049,990	$525,214,497	$307,611,536	$37,968,407
Undistributed ordinary income	11,354,370	12,525,036	7,171,804	400,534
Undistributed long-term capital gain	—	—	9,693,348	158,699
Capital loss carryforwards	(178,010,832)	(97,971,036)	—	—
Unrealized appreciation (depreciation)	82,289,862	66,333,496	9,407,215	3,695,649
Net assets	$491,683,390	$506,101,993	$333,883,903	$42,223,289

*The undistributed earnings for The Real Estate Investment Trust Portfolio II are estimated pending final notification of the tax character of distributions received from investments in REITS.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark-to- market on forward foreign currency contracts, straddle loss deferrals, tax recognition of unrealized gain on passive foreign investment companies, contingent payment debt instruments, the tax treatment of market discount and premium on debt instruments, and CDS contracts.

Qualified late year ordinary and capital losses (including currency and specified gain (loss) items) represent losses realized from Jan. 1, 2013 through Oct. 31, 2013 and Nov. 1, 2012 through Oct. 31, 2013, respectively, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

2013 Annual report • Delaware Pooled Trust

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, dividends and distributions, market discount and premium on certain debt instruments, passive foreign investment companies, CDS and interest rate swaps, tax treatment of foreign capital gains taxes, gains (losses) from redemptions in-kind, disallowed expenses and paydown gains (losses) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For year ended Oct. 31, 2013, the following Portfolios recorded the following reclassifications.

	Undistributed	Accumulated
	(distributions in excess of)	net realized	Paid-in
	net investment income (loss)	gain (loss)	Capital
The Focus Smid-Cap Growth Equity Portfolio	$23,548	$232	$(23,780)
The Real Estate Investment Trust Portfolio II	224	—	(224)
The Core Focus Fixed Income Portfolio	19,908	(19,908)	—
The High-Yield Bond Portfolio	486,498	(486,498)	—
The Core Plus Fixed Income Portfolio	(40,035)	40,035	—
The International Equity Portfolio	851,789	(851,789)	—
The Labor Select International Equity Portfolio	1,322,069	(1,322,069)	—
The Emerging Markets Portfolio	(368,769)	(903,186)	1,271,955
The Emerging Markets Portfolio II	(11,259)	11,259	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future gains.

In 2013, the following Portfolios utilized capital loss carryforwards as follows:

Capital loss
carryforwards
utilized
The Large-Cap Value Equity Portfolio	$630,310
The Select 20 Portfolio	986,289
The Large-Cap Growth Equity Portfolio	35,735,661
The Focus Smid-Cap Growth Equity Portfolio	146,223
The Real Estate Investment Trust Portfolio II	336,599
The High-Yield Bond Portfolio	1,933,148
The International Equity Portfolio	1,328,176
The Emerging Markets Portfolio II	195,075

Capital loss carryforwards remaining at Oct. 31, 2013 for the following Portfolios will expire as follows:

	Year of expiration
	2016	2017	2018	Total
The Large-Cap Value Equity Portfolio	$—	$207,581	$—	$207,581
The Select 20 Portfolio	—	707,317	—	707,317
The Large-Cap Growth Equity Portfolio	—	—	129,337	129,337
The Focus Smid-Cap Growth Equity Portfolio	—	237,690	—	237,690
The Real Estate Investment Trust Portfolio II	413,280	1,521,902	21,898	1,957,080
The High-Yield Bond Portfolio	—	1,262,438	—	1,262,438
The Core Plus Fixed Income Portfolio	1,651,753	—	—	1,651,753
The International Equity Portfolio	—	156,031,998	13,859,481	169,891,479
The Labor Select International Equity Portfolio	—	71,586,349	18,475,802	90,062,151

2013 Annual report • Delaware Pooled Trust

(continues)        137

Notes to financial statements

Delaware Pooled® Trust

5. Components of Net Assets on a Tax Basis (continued)

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred by the following Portfolios that will be carried forward under the Act are as follows:

	Loss carryforward character
	Short-term	Long-term
The Core Focus Fixed Income Portfolio	$170,701	$—
The Core Plus Fixed Income Portfolio	263,362	—
The International Equity Portfolio	3,201	8,116,152
The Labor Select International Equity Portfolio	—	7,908,885

6. Capital Shares

Transactions in capital shares ware as follows:

			Shares issued
			upon reinvestment		Net
	Shares		of dividends	Shares	increase
	sold		and distributions	redeemed	(decrease)
Year ended Oct. 31, 2013:
The Large-Cap Value Equity Portfolio	3,238,512		7,881	(1,407)	3,244,986
The Select 20 Portfolio	6,235,756		251,430	(2,364,083)	4,123,103
The Large-Cap Growth Equity Portfolio	3,060,795		75,813	(4,546,188)	(1,409,580)
The Focus Smid-Cap Growth Equity Portfolio	3,463,696		21,232	(319,494)	3,165,434
The Real Estate Investment Trust Portfolio II	—		7,128	—	7,128
The Core Focus Fixed Income Portfolio	5,465		43,002	(143,607)	(95,140)
The High-Yield Bond Portfolio	3,147,620		661,732	(1,836,274)	1,973,078
The Core Plus Fixed Income Portfolio	790,881		179,998	(1,086,362)	(115,483)
The International Equity Portfolio	2,498,536		948,479	(7,835,395)	(4,388,380)
The Labor Select International Equity Portfolio	1,359,454		1,369,121	(9,408,303)	(6,679,728)
The Emerging Markets Portfolio	9,043,259		1,086,850	(8,284,117)	1,845,992
The Emerging Markets Portfolio II	721,050		17,352	—	738,402

Year ended Oct. 31, 2012:
The Large-Cap Value Equity Portfolio	33,823		9,116	—	42,939
The Select 20 Portfolio	11,672,512		1,679	(2,977,874)	8,696,317
The Large-Cap Growth Equity Portfolio	5,712,872		39,201	(4,139,049)	1,613,024
The Focus Smid-Cap Growth Equity Portfolio	246,180		748	(223,964)	22,964
The Real Estate Investment Trust Portfolio II	—	*	3,295	—	3,295
The Core Focus Fixed Income Portfolio	319,676		21,222	(352,255)	(11,357)
The High-Yield Bond Portfolio	6,356,298		604,241	(803,451)	6,157,088
The Core Plus Fixed Income Portfolio	434,435		156,438	(225,160)	365,713
The International Equity Portfolio	3,694,638		1,240,044	(13,393,678)	(8,458,996)
The Labor Select International Equity Portfolio	752,137		1,945,525	(6,740,855)	(4,043,193)
The Emerging Markets Portfolio	6,625,470		5,754,992	(31,797,749)	(19,417,287)
The Emerging Markets Portfolio II	1,741,437		100,160	—	1,841,597

*Less than one share

2013 Annual report • Delaware Pooled Trust

7. Unfunded Commitments

The High-Yield Bond Portfolio may invest in floating rate loans. In connection with these investments, the Portfolio may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Portfolio to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. As of Oct. 31, 2013, the Portfolio had the following unfunded loan commitments:

Borrower	Unfunded Loan Commitment
Community Health Systems	$690,000

8. Line of Credit

The Portfolios, along with certain other funds in the Delaware Investments® Family of Funds (Participants), were participants in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 13, 2012.

On Nov. 13, 2012, the Portfolios, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The line of credit was to be used as described above and operated in substantially the same manner as the original agreement. The line of credit available under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Portfolios, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Portfolios had no amounts outstanding as of Oct. 31, 2013 or at any time during the year then ended.

9. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Portfolio may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover each Portfolio’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Select 20, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Core Focus Fixed Income, The Core Plus Fixed Income, The Emerging Markets, and The Emerging Markets II Portfolios may use futures in the normal course of pursuing their investment objectives. Each Portfolio may invest in futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation

2013 Annual report • Delaware Pooled Trust

(continues)       139

Notes to financial statements

Delaware Pooled® Trust

9. Derivatives (continued)

between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to each Portfolio because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — Each Portfolio may buy or write options contracts for any number of reasons, including without limitation: to manage each Portfolio’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting each Portfolio’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Portfolio may buy or write call or put options on securities, financial indices, futures, swaps and foreign currencies. When each Portfolio buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Portfolio. Each Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Portfolio is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the year ended Oct. 31, 2013.

Swap Contracts — The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio may enter into credit default swap (CDS) contracts in accordance with their investment objectives. The Core Plus Fixed Income Portfolio may enter into interest rate swap contracts in accordance with its investment objective. The Portfolio may use interest rate swaps to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. The Portfolios may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. The Portfolios will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s (S&P) or Baa3 by Moody’s Investors Service (Moody’s) or is determined to be of equivalent quality by the Manager.

Interest Rate Swaps — An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Portfolio from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

Credit Default Swaps — A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by a Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Oct. 31, 2013, the Portfolios entered into CDS contracts as purchasers of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. During the year ended Oct. 31, 2013, the Portfolios did not enter into any CDS contracts as a seller of protection.

2013 Annual report • Delaware Pooled Trust

CDS contracts may involve greater risks than if a Portfolio had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. A Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

Swaps Generally — The value of open swaps may differ from that which would be realized in the event a Portfolio terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of assets and liabilities.

Fair values of derivative instruments as of Oct. 31, 2013 were as follows:

	The Core Plus Fixed Income Portfolio
	Asset Derivatives		Liability Derivatives
	Statement of Assets and		Statement of Assets and
	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Forward currency exchange contracts	Unrealized gain on foreign		Unrealized loss on foreign
(Foreign currency exchange contracts)	currency exchange contracts	$5,762	currency exchange contracts	$(5,152)
Interest rate contracts	Variation margin receivable		Variation margin payable
(Futures contracts)	on futures contracts	—	on futures contracts	(4,202)*
Credit contracts	Unrealized gain of credit		Unrealized loss of credit
(Swap contracts)	default swap contracts	651	default swap contracts	—
Total		$6,413		$(9,354)

*Includes cumulative appreciation or depreciation of futures contracts from the date the contracts are opened through Oct. 31, 2013. Only current day variation margin is reported on the Portfolio’s statement of assets and liabilities.

The effect of derivative instruments on the statement of operations for the year ended Oct. 31, 2013 was as follows:

			The Core Plus Fixed Income Portfolio
					Net Change in Unrealized
	Net Realized Gain (Loss) on:				Appreciation (Depreciation) of:
	Foreign	Financial			Foreign	Financial
	Currency	Futures			Currency	Futures
	Transactions	Contracts	Options[1]	Swaps	Transactions	Contracts	Options[1]	Swaps
Forward currency exchange contracts	$(21,865)	$—	$—	$—	6,145	$—	$—	$—
Interest rate contracts	—	37,826	—	—	—	5,979	—	—
Credit contracts	—	—	(12,816)	(126,203)	—	—	—	4,459
Total	$(21,865)	$37,826	$(12,816)	$(126,203)	$6,145	$5,979	$—	$4,459

1Options purchased are included in the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) of investments.

At Oct. 31, 2013, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Emerging Markets Portfolio II had foreign currency risk, which is disclosed in the statements of assets and liabilities and statements of operations.

At Oct. 31, 2013, The Core Focus Fixed Income Portfolio had interest rate risk, which is disclosed in the statement of assets and liabilities and statement of operations.

2013 Annual report • Delaware Pooled Trust

(continues)       141

Notes to financial statements

Delaware Pooled® Trust

9. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by each Portfolio during the year ended Oct. 31, 2013.

	The Core Focus Fixed Income Portfolio
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	USD —	USD 99,188
Options contracts (average notional value)	16	—

	The Core Plus Fixed Income Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	1,069,011	USD	1,667,981
Futures contracts (average notional value)		1,930,084		1,753,851
Options contracts (average notional value)		360		442
CDS contracts (average notional value)*		189,258		28,572
	EUR	245,952	EUR	—
Interest rate contracts (average notional value)**	USD	149,524		—
	COP	94,190,476		—

The International Equity Portfolio
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD 262,241	USD 18,045,827

The Labor Select International Equity Portfolio
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD 214,889	USD 21,028,114

The Emerging Markets Portfolio
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD 470,885	USD 354,171

The Emerging Markets Portfolio II
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD 17,246	USD 3,999

* Long represents buying protection and short represents selling protection.

** Long represents receiving fixed interest payments and short represents paying fixed interest payments.

10. Securities Lending

Each Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

2013 Annual report • Delaware Pooled Trust

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Each Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Portfolio or, at the discretion of the lending agent, replace the loaned securities. Each Portfolio continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. Each Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Portfolio, the security lending agent and the borrower. Each Portfolio records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. Each Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, each Portfolio may not receive an amount from the collateral investment pool that is equal in amount to the collateral each Portfolio would be required to return to the borrower of the securities and each Portfolio would be required to make up for this shortfall.

At Oct. 31, 2013, the Portfolios had no securities out on loan.

11. Credit and Market Risk

Some countries in which The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High-Yield Bond Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. The Core Plus Fixed Income Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolios’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolios may fail to fully recoup their initial investments in these securities even if the securities are rated in the highest rating categories.

2013 Annual report • Delaware Pooled Trust

Notes to financial statements

Delaware Pooled® Trust

11. Credit and Market Risk (continued)

The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio invest in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The International Equity Portfolio may invest up to 10% its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities, which may not be readily marketable. The Large-Cap Value Equity, The Select 20, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios may invest up to 15% of each Portfolio’s net assets in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolios’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios’ limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedules of investments.

The Select 20 and The Focus Smid-Cap Growth Equity Portfolios invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Because The Large-Cap Value Equity, The Select 20, The Large-Cap Growth Equity and Focus Smid-Cap Growth Equity Portfolios expect to hold a concentrated portfolio of a limited number of securities, the Portfolios’ risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

The Real Estate Investment Trust Portfolio II concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolio is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. The Portfolio’s investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

12. Contractual Obligations

Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio’s existing contracts and expects the risk of loss to be remote.

13. In-Kind Redemptions

During the year ended Oct. 31, 2013, The Emerging Markets Portfolio satisfied withdrawal requests with transfers of securities and cash of $43,917,957, resulting in net realized gain of $1,271,954.

14. Subsequent Events

Except as described in Note 8, management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2013 that would require recognition or disclosure in the Portfolios’ financial statements.

2013 Annual report • Delaware Pooled Trust

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Pooled® Trust and the Shareholders of The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Emerging Markets Portfolio II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Emerging Markets Portfolio II (twelve of the series constituting Delaware Pooled Trust, hereafter collectively referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented after the year ended October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended October 31, 2009 were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 23, 2013

2013 Annual report • Delaware Pooled Trust

Other Portfolio information
(Unaudited)

Delaware Pooled® Trust

Board Consideration of Investment Advisory Agreements

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for each of the series of Delaware Pooled Trust (each, a “Portfolio” and together, the “Portfolios”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Portfolio performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (“DMC”) and Sub-advisory Agreement with Mondrian Investment Partners Limited (“Mondrian”) included materials provided by DMC and its affiliates (“Delaware Investments”) and Mondrian, as applicable, concerning, among other things, the nature, extent and quality of services provided to the Portfolios, the costs of such services to the Portfolios, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared each Portfolio’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s or Mondrian’s ability to invest fully in accordance with Portfolio policies.

In considering information relating to the approval of each Portfolio’s advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Portfolios and their shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Portfolios, compliance of portfolio managers with the investment policies, strategies and restrictions for the Portfolios, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Portfolios’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board once again noted the benefits provided to Portfolio shareholders through each shareholder’s ability to exchange investments between Portfolios or the institutional class shares of other Delaware Investments funds and to reinvest Portfolio dividends into additional shares of the Portfolio or into additional shares of other Delaware Investments funds. The Board was satisfied with the nature, extent and quality of the overall services by Delaware Investments.

Nature, Extent and Quality of Service. The Board considered the services provided by Mondrian to the Emerging Markets Portfolio, International Equity Portfolio and Labor Select International Equity Portfolio and their shareholders, as applicable. In reviewing the nature, extent and quality of services, the Board noted the reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Portfolios, compliance of portfolio managers with the investment policies, strategies and restrictions for the Portfolios, the compliance of Mondrian personnel with the Code of Ethics and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of Mondrian and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent and quality of the overall services proposed provided by Mondrian.

Investment Performance. The Board placed significant emphasis on the investment performance of the Portfolios in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Portfolio showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Portfolios was shown for the past one-, three-, five- and ten-year periods, to the extent applicable, ended March 31, 2013. The Board’s objective is that each Portfolio’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Portfolios and the Board’s view of such performance.

The Core Focus Fixed Income Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional intermediate investment-grade debt funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the second quartile of its Performance Universe. The Portfolio’s performance results were mixed but tended toward median, which was acceptable.

2013 Annual report • Delaware Pooled Trust

The Core Plus Fixed Income Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional intermediate investment-grade debt funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one- and three-year periods was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Emerging Markets Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Emerging Markets Portfolio II – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

The Focus Smid-Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the first quartile of its Performance Universe. The Board observed that the Portfolio’s one-year performance was not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the Portfolio’s longer-term performance results, which were quite strong, and consequently, the Board was satisfied with performance.

The High-Yield Bond Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The International Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the first quartile of its Performance Universe and the Portfolio’s total return for the ten-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

The Labor Select International Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three-, five- and ten-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

The Large Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three- and five-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Large-Cap Value Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Real Estate Investment Trust Portfolio II – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one- and five-year periods was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and ten-year periods was in the first quartile and third quartile, respectively, of its Performance Universe. The Board was satisfied with performance.

The Select 20 Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the first quartile of its Performance Universe, and the Portfolio’s total return for the ten-year period was in the second quartile of its Performance Universe. The Board observed that the Portfolio’s one-year performance was not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the Portfolio’s longer-term performance results, which were quite strong, and consequently, the Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Portfolio as of its most recent fiscal year end. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Portfolio versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Portfolio’s contractual management fee and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were

2013 Annual report • Delaware Pooled Trust

(continues)       147

Other Portfolio information
(Unaudited)

Delaware Pooled® Trust

Board Consideration of Investment Advisory Agreements (continued)

similar in size to the Portfolio) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Portfolio’s total expenses were also compared with those of its Expense Group. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit each Portfolio’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for the Portfolios and the Board’s view of such expenses.

The Core Focus Fixed Income Portfolio – The expense comparisons for the Portfolio showed that its contractual management fee and total expenses were both in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Core Plus Fixed Income Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

Emerging Markets Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Emerging Markets Portfolio II – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

The Focus Smid-Cap Growth Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Groups.

The High-Yield Bond Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were both in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The International Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were both in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Labor Select International Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Large-Cap Growth Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were both in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Large-Cap Value Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were both in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Real Estate Investment Trust Portfolio II – The expense comparisons for the Portfolio showed that its contractual management fee and total expenses were in the quartile with the lowest expenses of the Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Select 20 Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expense of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Portfolios. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered

2013 Annual report • Delaware Pooled Trust

the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Management Profitability. Trustees were also given available information on profits being realized by Mondrian in relation to the services being provided to the Emerging Markets Portfolio, International Equity Portfolio and Labor Select International Equity Portfolio or in relation to Mondrian’s overall investment advisory business, but believed such information to be of limited relevance since the sub-advisory fees are paid by DMC out of its management fee and changes in the level of sub-advisory fees do not impact Portfolio expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by Mondrian in connection with its relationship to the Portfolios, such as reputational enhancement, soft dollar arrangements or commissions paid to affiliated broker-dealers.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Portfolio’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders which does not includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. Benchmarking analysis indicated that less than one quarter of competing funds in the institutional market employ breakpoints. Management believed, and the Board agreed, that the Portfolios were priced with relatively low management fees to reflect potential economies of scale at all asset levels. The Board noted that the fee under the management contract for The Core Plus Fixed Income Portfolio did not fall within the standard structure. With respect to The Core Plus Fixed Income Portfolio, Management explained that the portfolio management fee was priced slightly lower than the standard fee rate for special domestic funds.

2013 Annual report • Delaware Pooled Trust

(continues)       149

Other Portfolio information
(Unaudited)

Delaware Pooled® Trust

Tax Information

The information set forth below is for each Portfolio’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. All reporting is based on financial information available as of the date of this annual report and, accordingly is subject to change. For any and all items requiring reporting, it is the intention of each Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2013, each Portfolio reports distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	Total	(C)
	Distributions	Distributions*	Distribution	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
The Large-Cap Value Equity Portfolio	—	100.00%	100.00%	100.00%
The Select 20 Portfolio	72.38%	27.62%	100.00%	100.00%
The Large-Cap Growth Equity Portfolio	—	100.00%	100.00%	100.00%
The Focus Smid-Cap Growth Equity Portfolio	99.93%	0.07%	100.00%	—
The Real Estate Investment Trust Portfolio II	—	100.00%	100.00%	0.34%
The Core Focus Fixed Income Portfolio	16.55%	83.45%	100.00%	0.25%
The High-Yield Bond Portfolio	—	100.00%	100.00%	0.59%
The Core Plus Fixed Income Portfolio	—	100.00%	100.00%	0.06%
The International Equity Portfolio	—	100.00%	100.00%	—
The Labor Select International Equity Portfolio	—	100.00%	100.00%	—
The Emerging Markets Portfolio	40.69%	59.31%	100.00%	2.24%
The Emerging Markets Portfolio II	—	100.00%	100.00%	4.93%

(A)	and (B) are based on a percentage of each Portfolio’s total distributions.
(C)	is based on a percentage of each Portfolio’s ordinary income distributions.
1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended Oct. 31, 2013, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. The Portfolios intend to report the following percentages to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV, as applicable.

Maximum amount to be
Taxed at a maximum rate of 15%
The Large-Cap Value Equity Portfolio	100.00%
The Select 20 Portfolio	100.00%
The Large-Cap Growth Equity Portfolio	100.00%
The Focus Smid-Cap Growth Equity Portfolio	—%
The Real Estate Investment Trust Portfolio II	0.34%
The Core Focus Fixed Income Portfolio	0.23%
The High-Yield Bond Portfolio	0.60%
The Core Plus Fixed Income Portfolio	0.11%
The International Equity Portfolio	86.14%
The Labor Select International Equity Portfolio	76.17%
The Emerging Markets Portfolio	100.00%
The Emerging Markets Portfolio II	53.16%

The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Emerging Markets Portfolio II intend to pass through foreign tax credits in the maximum amount of $477,771, $433,207, $856,895, and $58,946, respectively. The gross foreign source income earned during the fiscal year 2013 was $16,394,373, $17,763,403, $11,711,713, and $782,182, respectively. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

2013 Annual report • Delaware Pooled Trust

Fund management

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Kristen E. Bartholdson
Vice President, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Nigel Bliss
Senior Portfolio Manager — Mondrian Investment Partners Ltd. — The Labor Select International Equity Portfolio

Mr. Bliss has a BA (Hons) Degree in Geography from the University of Manchester. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK. He commenced his career at Cazenove & Co. and moved to join Mondrian in 1995. Mr. Bliss is a Senior Portfolio Manager in the Non-US Equity Team. He has had significant experience analyzing securities in the Pacific Basin region and in the global materials, utilities, property, and industrials sectors. Mr. Bliss is a member of Mondrian’s Non-U.S. Equity Strategy Committee.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst

Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA
Vice President, Senior Portfolio Manager, Equity Analyst

Kenneth F. Broad joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

2013 Annual report • Delaware Pooled Trust

(continues)       151

Other Portfolio information
(Unaudited)

Delaware Pooled® Trust

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer – Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Ginny Chong, CFA
Senior Portfolio Manager — Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio

Prior to joining Mondrian in 2000, Ms. Chong worked for PricewaterhouseCoopers in Vancouver, within the Corporate Finance and Investment Banking Division where she qualified as a Canadian Chartered Accountant. Ms. Chong has a degree in Commerce from the University of British Columbia, Vancouver. Ms. Chong is presently a Senior Portfolio Manager within the Emerging Markets Team. Ms. Chong is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies, and credit risk opportunities including high yield mutual funds and strategies. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of high yield collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Craig C. Dembek, CFA
Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

Craig C. Dembek is a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

2013 Annual report • Delaware Pooled Trust

Elizabeth A. Desmond
Director, Chief Investment Officer — International Equities — Mondrian Investment Partners Ltd. — The International Equity Portfolio

Ms. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in 1991, she was a Pacific Basin Equity Analyst and Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst

Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Clive A. Gillmore
Chief Executive Officer and Chief Investment Officer — Global Equities — Mondrian Investment Partners Ltd. — The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio

Mr. Gillmore is a graduate of the University of Warwick in Management Science, and has completed the Investment Management Program at the London Business School. In 1990, Mr. Gillmore joined Mondrian Investment Partners’ predecessor organization as a founding member, having previously worked as a senior portfolio manager for Hill Samuel Investment Advisers Ltd., and a portfolio manager at Legal and General Investment Management. He has close to thirty years’ experience analyzing equity markets and securities around the world and has managed client portfolios with a wide range of mandates. Mr. Gillmore is CEO of Mondrian, CIO of Global Equities, where he chairs the committee. He also chairs the Equity Research Forum and he is a member of Mondrian’s Emerging Markets Equity Strategy Committee.

2013 Annual report • Delaware Pooled Trust

(continues)       153

Other Portfolio information
(Unaudited)

Delaware Pooled® Trust

Paul Grillo, CFA
Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy

Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo was a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Gregory J.P. Halton, CFA
Senior Portfolio Manager – Mondrian Investment Partners Ltd. – The Emerging Markets Portfolio

Having graduated from St Catherine’s College, Oxford in 2000 with a MEng (Hons) in Engineering Science, Mr. Halton worked in the global equity division of Deutsche Asset Management before joining Mondrian in 2004. Mr. Halton is a senior portfolio manager within the Emerging Markets Team. Mr. Halton is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.

Nikhil G. Lalvani, CFA
Vice President, Senior Portfolio Manager

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager

Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last worked as a director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst, last serving as a vice president. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA in finance with a concentration in portfolio management. He is a member of the New York Society of Security Analysts and the CFA Institute.

Paul A. Matlack, CFA
Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

2013 Annual report • Delaware Pooled Trust

Nigel G. May
Deputy Chief Executive Officer — Mondrian Investment Partners Ltd. — The International Equity Portfolio

Mr. May is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering. He joined Mondrian in 1991 and leads the investment committee for Mondrian's ADR product. Mr. May was formerly a senior portfolio manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986. Mr. May holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

John P. McCarthy, CFA
Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

John P. McCarthy is a senior research analyst on the firm’s taxable fixed income team, responsible for industrials, steel, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Andrew Miller
Chief Investment Officer — Emerging Market Equities — Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio

Mr. Miller is a graduate of the University of Birmingham. Prior to joining Mondrian in 2000, he worked in the Investment Management department of PricewaterhouseCoopers, where he was responsible for the analysis and audit of various investment vehicles. Mr. Miller is presently Chief Investment Officer within the Emerging Markets Team. Mr. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Melissa J. A. Platt, CFA
Portfolio Manager — Mondrian Investment Partners Ltd. — The International Equity Portfolio and The Labor Select International Portfolio

Ms. Platt is an Economics and Finance graduate of Massey University, New Zealand. She started her career as a consultant at KPMG Corporate Finance. She then moved to FundSource Research for three years as an Investment Analyst and later as Research Manager. Ms. Platt joined Mondrian in 2004 and is a Portfolio Manager in the Non-US Equity Team. Ms. Platt is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the UK.

2013 Annual report • Delaware Pooled Trust

(continues)       155

Other Portfolio information
(Unaudited)

Delaware Pooled® Trust

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst

Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

Bilgin Soylu, CFA
Portfolio Manager — Mondrian Investment Partners Ltd. — The Labor Select International Equity Portfolio

Dr. Soylu holds a Science/Engineering PhD from Cambridge University. Following nine years in scientific research and project management at Cambridge University and having gained an MBA, he moved from the academic world to join a consultancy specialising in Telecommunications. Dr. Soylu’s most recent position before joining Mondrian in 2000 was as senior telecoms/ technology analyst for Yapi Kredi Bank, the largest private bank in Turkey. Dr. Soylu is a Portfolio Manager in the Non-US Equity Team. Dr. Soylu is a member of the CFA Institute and a member of the CFA Society of the UK.

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer – Focus Growth Equity

Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 in his current position, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Babak “Bob” Zenouzi
Senior Vice President, Chief Investment Officer – Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

2013 Annual report • Delaware Pooled Trust

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	70	Director and Audit
2005 Market Street	President,	since August 16, 2006	various executive capacities		Committee Member
Philadelphia, PA 19103	Chief Executive		at different times at		Kaydon Corp.
	Officer, and	President and	Delaware Investments.[2]
April 1963	Trustee	Chief Executive Officer			Board of Governors Member
		since August 1, 2006			Investment Company
Institute (ICI)
Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005	Private Investor	70	Director
2005 Market Street			(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
Philadelphia, PA 19103					(2007–2011)

October 1947
Joseph W. Chow	Trustee	Since January 2013	Executive Vice President	70	Director and Audit
2005 Market Street			(Emerging Economies Strategies,		Committee Member —
Philadelphia, PA 19103			Risk and Corporate Administration)		Hercules Technology
			State Street Corporation		Growth Capital, Inc.
January 1953			(July 2004–March 2011)
John A. Fry	Trustee	Since January 2001	President	70	Board of Governors Member —
2005 Market Street			Drexel University		NASDAQ OMX PHLX LLC
Philadelphia, PA 19103			(August 2010–Present)
Director and Audit
May 1960			President		Committee Member
			Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
Director — Ecore
International
(2009–2010)

Director — Allied
Barton Securities Holdings
(2005–2008)
Anthony D. Knerr	Trustee	Since April 1990	Managing Director	70	None
2005 Market Street			Anthony Knerr & Associates
Philadelphia, PA 19103			(Strategic Consulting)
(1990–Present)
December 1938
Lucinda S. Landreth	Trustee	Since March 2005	Private Investor	70	None
2005 Market Street			(2004–Present)
Philadelphia, PA 19103

June 1947

2013 Annual report • Delaware Pooled Trust

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011	Chief Executive Officer —	70	Trust Manager — Camden
2005 Market Street			Banco Itaú Europa		Property Trust
Philadelphia, PA 19103			International		(since August 2011)
(since April 2012)
January 1956
Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Thomas K. Whitford	Trustee	Since	Vice Chairman	70	None
2005 Market Street		January 2013	(2010–April 2013)
Philadelphia, PA 19103			Chief Administrative
Officer (2008–2010)
March 1956			and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group
Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	70	Director, Audit
2005 Market Street			(January 2006–July 2012)		Committee Member
Philadelphia, PA 19103			Vice President — Mergers &		and Investment
			Acquisitions		Committee Member
July 1948			(January 2003–January 2006),		Okabena Company
and Vice President
			and Treasurer		Chair — 3M Investment
			(July 1995–January 2003)		Management Company
			3M Corporation		(January 2005–July 2012)
J. Richard Zecher	Trustee	Since March 2005	Founder	70	Director and Compensation
2005 Market Street			Investor Analytics		Committee Member
Philadelphia, PA 19103			(Risk Management)		Investor Analytics
(May 1999–Present)
July 1940					Director
			Founder		Oxigene, Inc.
			P/E Investments		(2003–2008)
(Hedge Fund)
(September 1996–Present)
Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served as	70	None[3]
2005 Market Street	Deputy General	Deputy General Counsel	Deputy General Counsel of
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;	Delaware Investments
December 1963		Vice President, Deputy	since 2000.
General Counsel
September 2000–
May 2013; Secretary since
October 2005

2013 Annual report • Delaware Pooled Trust

(continues)       159

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Officers (continued)
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	70	None[3]
2005 Market Street	and Treasurer	since October 2007	in various capacities at
Philadelphia, PA 19103			different times at
Delaware Investments.
October 1972
David P. O’Connor	Executive Vice	Executive Vice	David P. O’Connor has served in	70	None[3]
2005 Market Street	President,	President	various executive and legal
Philadelphia, PA 19103	General Counsel and	since February 2012;	capacities at different times
	Chief Legal Officer	Senior Vice President	at Delaware Investments.
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005

Richard Salus	Senior Vice President	Chief Financial	Richard Salus has served in	70	None[3]
2005 Market Street	and Chief	Officer since	various executive capacities
Philadelphia, PA 19103	Financial Officer	November 2006	at different times at
Delaware Investments.
October 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

2013 Annual report • Delaware Pooled Trust

Portfolio managers

Damon J. Andres
Vice President and Senior Portfolio
Manager

Kristen E. Bartholdson
Vice President and Senior Portfolio
Manager

Nigel Bliss
Senior Portfolio Manager
Mondrian Investment Partners Limited

Christopher J. Bonavico
Vice President, Senior Portfolio Manager,
and Equity Analyst

Kenneth F. Broad
Vice President, Senior Portfolio Manager,
and Equity Analyst

Liu-Er Chen
Senior Vice President,
Chief Investment Officer — Emerging Markets and Healthcare

Ginny Chong
Senior Portfolio Manager
Mondrian Investment Partners Limited

Thomas H. Chow
Senior Vice President and Senior Portfolio
Manager

Craig C. Dembek
Senior Vice President, Co-Head of
Credit Research, Senior Research Analyst

Elizabeth A. Desmond
Director and Chief Investment Officer —
International Equities
Mondrian Investment Partners Limited

Roger A. Early
Senior Vice President and
Co-Chief Investment Officer —
Total Return Fixed Income Strategy

Christopher M. Ericksen
Vice President, Portfolio Manager, and
Equity Analyst

Clive A. Gillmore
Chief Executive Officer and Chief
Investment Officer — Global Equities
Mondrian Investment Partners Limited

Paul Grillo
Senior Vice President and
Co-Chief Investment Officer —
Total Return Fixed Income Strategy

Gregory J.P. Halton
Senior Portfolio Manager
Mondrian Investment Partners Limited

Nikhil G. Lalvani
Vice President and Senior Portfolio
Manager

Anthony A. Lombardi
Vice President and Senior Portfolio
Manager

Paul A. Matlack
Senior Vice President, Senior Portfolio
Manager, Fixed Income Strategist

Nigel G. May
Deputy Chief Executive Officer
Mondrian Investment Partners Limited

John P. McCarthy
Senior Vice President, Co-Head of Credit
Research, Senior Research Analyst

Andrew Miller
Chief Investment Officer — Emerging
Market Equities Mondrian Investment
Partners Limited

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio
Manager, and Team Leader — Large-Cap
Value Focus Equity

Melissa J.A. Platt
Portfolio Manager
Mondrian Investment Partners Limited

Daniel J. Prislin
Vice President, Senior Portfolio Manager,
and Equity Analyst

Bilgin Soylu
Portfolio Manager
Mondrian Investment Partners Limited

Jeffrey S. Van Harte
Senior Vice President and Chief
Investment Officer — Focus Growth Equity

Robert A. Vogel Jr.
Vice President and Senior Portfolio
Manager

Babak “Bob” Zenouzi
Senior Vice President, Chief Investment
Officer — Real Estate Securities and
Income Solutions (RESIS)

2013 Annual report • Delaware Pooled Trust

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent registered public accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Investment advisor
Delaware Management Company, a series of Delaware Management Business Trust
2005 Market Street
Philadelphia, PA 19103

Investment sub-advisor for certain Portfolios
Mondrian Investment Partners Limited
Fifth Floor
10 Gresham Street
London EC2V 7JD
United Kingdom

Delaware Investments, a member of Macquarie Group, refers to DMHI and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

The Portfolios are distributed by Delaware Distributors, L.P., an affiliate of DMBT, DMHI, and Macquarie Group Limited.

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s Forms N-Q, as well as a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 231-8002; (ii) on the Portfolios’ website at delawareinvestments.com; and (iii) on the Commission’s website at sec.gov. Each Portfolio’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

This report was prepared for investors in the Delaware Pooled® Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains details about charges, expenses, investment objectives, and operating policies of the Portfolios. All Delaware Pooled Trust Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus carefully before investing.

2005 Market Street Philadelphia, PA 19103 Telephone 800 231-8002 Fax 215 255-1162

(11701)	Printed in the USA
AR-DPT [10/13] DG3 12/13	MF-13-11-093 PO19385

Annual report Delaware REIT Fund October 31, 2013 Alternative / specialty mutual fund

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware REIT Fund at delawareinvestments.com.

Manage your investments online
  24-hour access to your account information
  Obtain share prices
  Check your account balance and recent transactions
  Request statements or literature
  Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware REIT Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/sector allocation and
top 10 equity holdings	10
Schedule of investments	12
Statement of assets and liabilities	16
Statement of operations	18
Statements of changes in net assets	20
Financial highlights	22
Notes to financial statements	32
Report of independent registered
public accounting firm	42
Other Fund information	43
Board of trustees/directors and
officers addendum	48
About the organization	56

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2013, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2013 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware REIT Fund	November 12, 2013

Performance preview (for the year ended October 31, 2013)
Delaware REIT Fund (Class A shares)	1-year return	+9.82%
FTSE NAREIT Equity REITs Index (benchmark)	1-year return	+11.55%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware REIT Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Real estate investment trusts (REITs) performed well during the Fund’s fiscal year ended Oct. 31, 2013, but their favorable 12-month return obscured a significant amount of volatility beneath the market’s surface.

For roughly the first half of the Fund’s fiscal year, the REIT market benefited from extraordinarily loose monetary policies from the Federal Reserve. Because REITs are capital intensive — meaning they can more easily finance their property acquisitions and business operations when interest rates are low — these conditions helped the REIT market, especially sectors with longer leases, such as mall and healthcare operators.

REIT market conditions abruptly changed in late May 2013 when the Fed suggested it would taper its quantitative easing (QE) program, which helped keep long-term interest rates low, once the economy could sustain momentum. Interest rates increased as a result, and REIT investors increasingly moved away from longer-duration companies toward shorter-duration sectors with less interest rate sensitivity. This trend favored real estate groups such as lodging, self-storage, and industrial operators.

By September, the market correction had essentially erased all of REITs’ gains since the start of the Fund’s fiscal year. However, conditions improved in the period’s final two months as continued slow economic growth convinced the Fed to maintain QE for the time being, and the REIT market finished the fiscal year with a respectable gain.

Fund performance

For its fiscal year ended Oct. 31, 2013, Delaware REIT Fund (Class A shares) returned +9.82% at net asset value and +3.53% at maximum offer price (both returns assume reinvestment of all distributions). In comparison, the Fund’s benchmark, the FTSE NAREIT Equity REITs Index, returned +11.55% during the same time period. Complete, annualized performance for Delaware REIT Fund is shown in the table on page 4.

Challenges in the specialty and healthcare sectors

The Fund posted solid performance in absolute terms but lagged that of its benchmark. Stock selection in the specialty REIT category was a factor in the Fund’s underperformance; for instance, the Fund’s position in American Tower, the country’s biggest operator of cellular towers, detracted from results. The stock generated a positive return that nevertheless trailed the market. We continued to like American Tower for its solid business fundamentals and its potential for faster cash-flow growth in the

1

Portfolio management review
Delaware REIT Fund

year ahead; however, we recognized that the company’s shares were fully valued and sold the position.

Security selection in the healthcare REIT sector posed another setback for the Fund relative to the index. Within this group, the Fund was hampered by not owning a position in Omega Healthcare Investors, a strong-performing benchmark component. Omega, which operates long-term care facilities for seniors, saw its shares gain more than 55% during the fiscal year. We declined to establish a position in this company, however, because we saw other opportunities we believed represented better long-term investments.

In our opinion, the Fund would have benefited from owning a larger position in CommonWealth REIT, an owner of office and industrial properties. We owned this benchmark component briefly but sold the position because of concerns about CommonWealth’s management team. The company’s shares rose, however, in response to the efforts of an activist shareholder, who made progress in implementing a new management structure for the firm.

Strength among industrial REITs

In the industrial category, good stock picking and an overweight allocation had positive effects on the Fund’s relative performance. First Industrial Realty Trust was a particularly favorable contributor. The stock, which has been experiencing a multiyear turnaround, began to show results as the company’s net operating income continued to rise. Its balance sheet and business fundamentals also improved, even as the company’s share value was well below that of its peers.

In absolute terms, the lodging sector was the benchmark’s strongest-performing group during the 12-month period. While the Fund’s underweight to the category hurt relative performance, the Fund was helped by its holdings of Strategic Hotels & Resorts, an operator of high-end hotels, whose shares increased as a result of its attractive valuation, an improved business backdrop for hotels generally, and the market’s increased optimism that the company could be acquired at a premium price. As the stock’s valuation rose, we scaled back the Fund’s investment but maintained a sizeable position that reflected our constructive outlook for luxury hotel operators.

The Fund’s underweight positions in a number of stocks that significantly lagged the benchmark also boosted its performance on a relative basis. In the healthcare sector, for example, the Fund had limited exposure to HCP, because we saw more promising opportunities among other healthcare real estate stocks. The underweight proved beneficial given HCP’s slightly negative return.

Emphasizing growth and attractive valuations

At the end of the Fund’s fiscal year, the portfolio was positioned with a moderate bias toward economically sensitive sectors. This strategy included an overweight allocation to industrial and hotel REITs — two categories, in our opinion, with favorable business fundamentals and a lack of available supply, which we believe gives them the potential to generate good growth even in the face of rising interest rates. The Fund was also overweight in mall REITs, which we saw as attractively valued sources of growth potential.

2

Meanwhile, the portfolio was underweight in self-storage and healthcare REITs. Both categories have done quite well in recent years, and we believed their valuations were too high in relation to the companies’ cash-flow generation potential.

3

Performance summary
Delaware REIT Fund	October 31, 2013

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2013
	1 year	5 years	10 years
Class A (Est. Dec. 6, 1995)
Excluding sales charge	+9.82%	+13.60%	+8.80%
Including sales charge	+3.53%	+12.27%	+8.16%
Class B (Est. Nov. 11, 1997)
Excluding sales charge	+9.00%	+12.75%	+8.15%
Including sales charge	+5.00%	+12.47%	+8.15%
Class C (Est. Nov. 11, 1997)
Excluding sales charge	+9.00%	+12.75%	+7.99%
Including sales charge	+8.00%	+12.75%	+7.99%
Class R (Est. June 2, 2003)
Excluding sales charge	+9.54%	+13.32%	+8.51%
Including sales charge	+9.54%	+13.32%	+8.51%
Institutional Class (Est. Nov. 11, 1997)
Excluding sales charge	+10.07%	+13.90%	+9.07%
Including sales charge	+10.07%	+13.90%	+9.07%
FTSE NAREIT Equity REITs Index	+11.55%	+15.12%	+9.82%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Oct. 1, 2013, Class A shares had an annual distribution and service fee of 0.30% of average daily net assets. This fee was contractually limited to 0.25% during the period from Nov. 1, 2012 until Oct. 1, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

4

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Oct. 1, 2013, through Sept. 30, 2014. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets. Prior to Oct. 1, 2013, Class R shares had an annual distribution and service fee of 0.60% of average daily net assets.This fee was contractually limited to 0.50% during the period from Nov. 1, 2012 until Oct. 1, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

“Nondiversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

5

Performance summary
Delaware REIT Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively nonroutine expenses)) from exceeding 1.25% of the Fund’s average daily net assets during the period from Nov. 1, 2012, through Feb. 28, 2014. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.30%	2.05%	2.05%	1.55%	1.05%
(without fee waivers)
Net expenses	1.30%	1.30%	2.05%	1.55%	1.05%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

6

Performance of a $10,000 investment1
Average annual total returns from Oct. 31, 2003, through Oct. 31, 2013

For period beginning Oct. 31, 2003, through Oct. 31, 2013	Starting value	Ending value
FTSE NAREIT Equity REITs Index	$10,000	$25,520
Delaware REIT Fund — Class A shares	$9,425	$21,906

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Oct. 31, 2003, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The chart also assumes $10,000 invested in the FTSE NAREIT Equity REITs Index as of Oct. 31, 2003. The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber REITs.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DPREX	246248868
Class B	DPRBX	246248819
Class C	DPRCX	246248793
Class R	DPRRX	246248561
Institutional Class	DPRSX	246248777

7

Disclosure of Fund expenses
For the six-month period from May 1, 2013 to October 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2013 to Oct. 31, 2013.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware REIT Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/13	10/31/13	Expense Ratio	5/1/13 to 10/31/13*
Actual Fund return†
Class A	$1,000.00	$935.20	1.31%	$6.39
Class B	1,000.00	931.50	1.98%	9.64
Class C	1,000.00	931.50	2.06%	10.03
Class R	1,000.00	934.00	1.56%	7.60
Institutional Class	1,000.00	936.50	1.06%	5.17
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.60	1.31%	$6.67
Class B	1,000.00	1,015.22	1.98%	10.06
Class C	1,000.00	1,014.82	2.06%	10.46
Class R	1,000.00	1,017.34	1.56%	7.93
Institutional Class	1,000.00	1,019.86	1.06%	5.40

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type/sector allocation and
top 10 equity holdings

Delaware REIT Fund	As of October 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/sector	Percentage of net assets
Common Stock	96.36%
Diversified REITs	5.91%
Healthcare REITs	10.52%
Hotel REITs	8.34%
Industrial REITs	9.10%
Mall REITs	16.14%
Manufactured Housing REIT	0.87%
Multifamily REITs	14.36%
Office REITs	10.35%
Office/Industrial REITs	3.06%
Self-Storage REITs	5.28%
Shopping Center REITs	9.51%
Single Tenant REITs	1.83%
Specialty REIT	1.09%
Short-Term Investments	3.18%
Total Value of Securities	99.54%
Receivables and Other Assets Net of Liabilities	0.46%
Total Net Assets	100.00%

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Simon Property Group	9.94%
Prologis	5.60%
Ventas	4.27%
Public Storage	3.87%
Vornado Realty Trust	3.63%
Host Hotels & Resorts	3.60%
AvalonBay Communities	3.58%
General Growth Properties	3.36%
Equity Residential	2.89%
SL Green Realty	2.71%

11

Schedule of investments
Delaware REIT Fund	October 31, 2013

	Number of shares	Value
Common Stock – 96.36%
Diversified REITs – 5.91%
Cousins Properties	230,400	$2,610,432
Lexington Realty Trust	224,366	2,625,082
Vornado Realty Trust	93,932	8,365,584
		13,601,098
Healthcare REITs – 10.52%
HCP	96,930	4,022,595
Health Care REIT	36,300	2,354,055
Healthcare Realty Trust	90,099	2,163,277
Healthcare Trust of America Class A	183,400	2,131,108
LTC Properties	44,300	1,747,635
Sabra Health Care REIT	72,700	1,955,630
Ventas	150,777	9,836,691
		24,210,991
Hotel REITs – 8.34%
Host Hotels & Resorts	446,385	8,280,441
LaSalle Hotel Properties	41,950	1,302,548
Pebblebrook Hotel Trust	57,000	1,721,400
RLJ Lodging Trust	92,010	2,324,173
† Strategic Hotels & Resorts	266,400	2,317,680
Summit Hotel Properties	76,215	700,416
Sunstone Hotel Investors	193,200	2,559,900
		19,206,558
Industrial REITs – 9.10%
DCT Industrial Trust	272,000	2,108,000
First Industrial Realty Trust	235,370	4,253,136
First Potomac Realty Trust	138,105	1,697,310
Prologis	322,557	12,886,153
		20,944,599
Mall REITs – 16.14%
CBL & Associates Properties	95,066	1,883,257
General Growth Properties	364,711	7,742,815
Macerich	40,351	2,389,183
Simon Property Group	148,058	22,882,364
Taubman Centers	34,300	2,256,597
		37,154,216
Manufactured Housing REIT – 0.87%
Equity Lifestyle Properties	52,536	1,995,843
		1,995,843

12

	Number of shares	Value
Common Stock (continued)
Multifamily REITs – 14.36%
Apartment Investment & Management	105,200	$2,943,496
AvalonBay Communities	65,951	8,247,173
BRE Properties	77,329	4,222,937
Camden Property Trust	45,486	2,920,201
Equity Residential	127,023	6,650,924
Essex Property Trust	35,927	5,784,247
Mid-America Apartment Communities	20,013	1,328,863
Post Properties	20,700	946,818
		33,044,659
Office REITs – 10.35%
Boston Properties	48,174	4,986,009
Brandywine Realty Trust	238,800	3,398,124
Douglas Emmett	154,700	3,856,671
Highwoods Properties	60,300	2,327,580
Kilroy Realty	56,975	3,028,791
SL Green Realty	65,962	6,238,026
		23,835,201
Office/Industrial REITs – 3.06%
Digital Realty Trust	8,200	390,812
Duke Realty	191,900	3,179,783
Liberty Property Trust	34,509	1,283,390
PS Business Parks	26,929	2,194,444
		7,048,429
Self-Storage REITs – 5.28%
Extra Space Storage	70,394	3,237,420
Public Storage	53,366	8,910,521
		12,147,941
Shopping Center REITs – 9.51%
DDR	324,875	5,506,630
Equity One	99,200	2,391,712
Federal Realty Investment Trust	17,476	1,810,514
Kimco Realty	202,479	4,349,249
Ramco-Gershenson Properties Trust	125,300	2,037,378
Regency Centers	50,419	2,604,646
Tanger Factory Outlet Centers	91,600	3,192,260
		21,892,389
Single Tenant REITs – 1.83%
National Retail Properties	52,175	1,794,820
Spirit Realty Capital	230,511	2,411,145
		4,205,965

13

Schedule of investments
Delaware REIT Fund

	Number of shares	Value
Common Stock (continued)
Specialty REIT – 1.09%
EPR Properties	48,800	$2,506,856
		2,506,856
Total Common Stock (cost $206,818,726)		221,794,745

	Principal amount
Short-Term Investments – 3.18%
≠Discount Notes – 0.32%
Federal Home Loan Bank
0.05% 12/27/13	$129,678	129,674
0.065% 11/6/13	603,874	603,874
		733,548
Repurchase Agreements – 2.15%
Bank of America 0.06%, dated 10/31/13, to be
repurchased on 11/1/13, repurchase price
$1,233,133 (collateralized by U.S. government
obligations 0.625%-1.625% 7/15/14-1/15/15;
market value $1,257,794)	1,233,131	1,233,131
BNP Paribas 0.08%, dated 10/31/13, to be
repurchased on 11/1/13, repurchase price
$3,708,876 (collateralized by U.S. government
obligations 0.25%-3.875%12/15/13-8/15/40;
market value $3,783,045)	3,708,868	3,708,868
		4,941,999
≠U.S. Treasury Obligations – 0.71%
U.S. Treasury Bills
0.033% 1/23/14	499,391	499,350
0.053% 11/14/13	531,922	531,919
0.065% 4/24/14	599,269	599,045
		1,630,314
Total Short-Term Investments (cost $7,305,883)		7,305,861

Total Value of Securities – 99.54% (cost $214,124,609)		$229,100,606

†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.

REIT — Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

14

Statement of assets and liabilities
Delaware REIT Fund	October 31, 2013

Assets:
Investments, at value[1]	$221,794,745
Short-term investments, at value[2]	7,305,861
Cash	106,455
Receivable for securities sold	8,082,328
Receivable for fund shares sold	451,510
Dividends and interest receivable	99,864
Total assets	237,840,763

Liabilities:
Payable for securities purchased	6,801,072
Payable for fund shares redeemed	542,339
Investment management fees payable	145,864
Distribution fees payable to affiliates	41,749
Trustees’ fees payable	635
Other affiliates payable	15,675
Other accrued expenses	129,238
Total liabilities	7,676,572

Total Net Assets	$230,164,191

Net Assets Consist of:
Paid-in capital	$212,671,911
Accumulated net realized gain on investments	2,516,283
Net unrealized appreciation of investments	14,975,997
Total Net Assets	$230,164,191

[1]Investments, at cost	$206,818,726
[2]Short-term investments, at cost	7,305,883

16

Net Asset Value

Class A
Net assets	$91,592,576
Shares of beneficial interest outstanding, unlimited authorization, no par	6,602,582
Net asset value per share	$13.87
Sales charge	5.75%
Offering price per share, equal to net asset value per share/(1 - sales charge)	$14.72

Class B
Net assets	$763,874
Shares of beneficial interest outstanding, unlimited authorization, no par	55,118
Net asset value per share	$13.86

Class C
Net assets	$21,083,214
Shares of beneficial interest outstanding, unlimited authorization, no par	1,521,678
Net asset value per share	$13.86

Class R
Net assets	$10,503,030
Shares of beneficial interest outstanding, unlimited authorization, no par	757,120
Net asset value per share	$13.87

Institutional Class
Net assets	$106,221,497
Shares of beneficial interest outstanding, unlimited authorization, no par	7,640,737
Net asset value per share	$13.90

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations
Delaware REIT Fund	Year Ended October 31, 2013

Investment Income:
Dividends	$5,599,675
Securities lending income	4,279
Interest	4,223	$5,608,177

Expenses:
Management fees	1,734,527
Distribution expenses – Class A	268,259
Distribution expenses – Class B	12,633
Distribution expenses – Class C	215,026
Distribution expenses – Class R	62,043
Dividend disbursing and transfer agent fees and expenses	388,758
Accounting and administration expenses	89,663
Registration fees	84,145
Reports and statements to shareholders	78,954
Audit and tax	29,249
Legal fees	19,005
Dues and services	11,843
Trustees’ fees	11,070
Custodian fees	5,446
Insurance	3,905
Pricing fees	3,017
Consulting fees	2,148
Trustees’ expenses	776	3,020,467
Less waived distribution expenses – Class A		(41,507)
Less waived distribution expenses – Class B		(481)
Less waived distribution expenses – Class R		(9,589)
Less expense paid indirectly		(713)
Total operating expenses		2,968,177
Net Investment Income		2,640,000

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments		22,710,073
Net change in unrealized appreciation (depreciation)
of investments		(4,749,406)
Net Realized and Unrealized Gain		17,960,667

Net Increase in Net Assets Resulting from Operations		$20,600,667

See accompanying notes, which are an integral part of the financial statements.

18

Statements of changes in net assets
Delaware REIT Fund

	Year Ended
	10/31/13	10/31/12
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,640,000	$2,105,152
Net realized gain	22,710,073	22,457,772
Net change in unrealized appreciation (depreciation)	(4,749,406)	1,321,901
Net increase in net assets resulting from operations	20,600,667	25,884,825

Dividends and Distributions to shareholders from:
Net investment income:
Class A	(1,537,412)	(1,381,831)
Class B	(10,085)	(24,529)
Class C	(204,635)	(191,245)
Class R	(152,568)	(118,605)
Institutional Class	(2,061,079)	(1,932,049)
	(3,965,779)	(3,648,259)

Capital Share Transactions:
Proceeds from shares sold:
Class A	21,435,863	15,743,995
Class B	4,815	5,255
Class C	3,529,498	2,930,059
Class R	3,988,597	4,787,812
Institutional Class	22,651,709	24,594,775

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	1,459,400	1,278,549
Class B	10,015	22,014
Class C	200,037	182,212
Class R	152,527	118,570
Institutional Class	2,051,653	1,917,914
	55,484,114	51,581,155

20

	Year Ended
	10/31/13	10/31/12
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(20,735,287)	$(17,567,192)
Class B	(1,242,967)	(2,386,962)
Class C	(4,415,661)	(3,322,904)
Class R	(3,779,165)	(2,591,194)
Institutional Class	(27,498,734)	(33,959,968)
	(57,671,814)	(59,828,220)
Decrease in net assets derived from capital share transactions	(2,187,700)	(8,247,065)
Net Increase in Net Assets	14,447,188	13,989,501

Net Assets:
Beginning of year	215,717,003	201,727,502
End of year (there were no undistributed net investment
income at either year end)	$230,164,191	$215,717,003

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights
Delaware REIT Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year Ended
10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
$12.850	$11.530	$10.460	$7.630	$8.200

0.153	0.122	0.098	0.131	0.221
1.100	1.412	1.145	2.886	(0.509)
1.253	1.534	1.243	3.017	(0.288)

(0.233)	(0.214)	(0.173)	(0.187)	(0.224)
—	—	—	—	(0.058)
(0.233)	(0.214)	(0.173)	(0.187)	(0.282)

$13.870	$12.850	$11.530	$10.460	$7.630

9.82%	13.38%	12.01%	39.84%	(2.97% )

$91,593	$83,114	$75,149	$82,646	$64,237
1.31%	1.30%	1.51%	1.53%	1.48%

1.36%	1.35%	1.57%	1.62%	1.88%
1.11%	0.98%	0.89%	1.42%	3.38%

1.06%	0.93%	0.83%	1.33%	2.98%
101%	87%	129%	175%	174%
23

Financial highlights
Delaware REIT Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year Ended
10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
$12.830	$11.510	$10.450	$7.620	$8.190

0.054	0.028	0.015	0.061	0.173
1.107	1.415	1.136	2.888	(0.511)
1.161	1.443	1.151	2.949	(0.338)

(0.131)	(0.123)	(0.091)	(0.119)	(0.174)
—	—	—	—	(0.058)
(0.131)	(0.123)	(0.091)	(0.119)	(0.232)

$13.860	$12.830	$11.510	$10.450	$7.620

9.00%	12.57%	11.08%	38.88%	(3.73% )

$764	$1,857	$3,863	$7,393	$10,985
2.02%	2.05%	2.26%	2.28%	2.23%

2.06%	2.05%	2.27%	2.32%	2.58%
0.40%	0.23%	0.14%	0.67%	2.63%

0.36%	0.23%	0.13%	0.63%	2.28%
101%	87%	129%	175%	174%

25

Financial highlights
Delaware REIT Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year Ended
10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
$12.830	$11.510	$10.450	$7.620	$8.190

0.050	0.028	0.015	0.062	0.173
1.111	1.415	1.136	2.887	(0.511)
1.161	1.443	1.151	2.949	(0.338)

(0.131)	(0.123)	(0.091)	(0.119)	(0.174)
—	—	—	—	(0.058)
(0.131)	(0.123)	(0.091)	(0.119)	(0.232)

$13.860	$12.830	$11.510	$10.450	$7.620

9.00%	12.57%	11.08%	38.88%	(3.73% )

$21,083	$20,198	$18,345	$18,713	$16,314
2.06%	2.05%	2.26%	2.28%	2.23%

2.06%	2.05%	2.27%	2.32%	2.58%
0.36%	0.23%	0.14%	0.67%	2.63%

0.36%	0.23%	0.13%	0.63%	2.28%
101%	87%	129%	175%	174%

27

Financial highlights
Delaware REIT Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

Year Ended
10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
$12.850	$11.530	$10.460	$7.630	$8.200

0.119	0.091	0.071	0.109	0.205
1.100	1.412	1.145	2.885	(0.509)
1.219	1.503	1.216	2.994	(0.304)

(0.199)	(0.183)	(0.146)	(0.164)	(0.208)
—	—	—	—	(0.058)
(0.199)	(0.183)	(0.146)	(0.164)	(0.266)

$13.870	$12.850	$11.530	$10.460	$7.630

9.54%	13.09%	11.73%	39.50%	(3.21% )

$10,503	$9,446	$6,368	$5,680	$3,596
1.56%	1.55%	1.76%	1.78%	1.73%

1.65%	1.65%	1.87%	1.92%	2.18%
0.86%	0.73%	0.64%	1.17%	3.13%

0.77%	0.63%	0.53%	1.03%	2.68%
101%	87%	129%	175%	174%

29

Financial highlights
Delaware REIT Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

30

Year Ended
10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
$12.880	$11.550	$10.480	$7.640	$8.220

0.188	0.153	0.127	0.155	0.238
1.099	1.422	1.144	2.893	(0.520)
1.287	1.575	1.271	3.048	(0.282)

(0.267)	(0.245)	(0.201)	(0.208)	(0.240)
—	—	—	—	(0.058)
(0.267)	(0.245)	(0.201)	(0.208)	(0.298)

$13.900	$12.880	$11.550	$10.480	$7.640

10.07%	13.72%	12.27%	40.23%	(2.72% )

$106,221	$101,102	$98,003	$96,243	$99,334
1.06%	1.05%	1.26%	1.28%	1.23%

1.06%	1.05%	1.27%	1.32%	1.58%
1.36%	1.23%	1.14%	1.67%	3.63%

1.36%	1.23%	1.13%	1.63%	3.28%
101%	87%	129%	175%	174%

31

Notes to financial statements
Delaware REIT Fund	October 31, 2013

The Real Estate Investment Trust Portfolio (Delaware REIT Fund or Fund) is a series of Delaware Pooled® Trust (Trust), which is organized as a Delaware statutory trust. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. This report contains information relating only to Delaware REIT Fund. All other Delaware Pooled Trust portfolios are included in a separate report.

The investment objectives of the Fund are to seek maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing primarily in securities of companies principally engaged in the real estate industry.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions

32

are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2010–Oct. 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2013.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and pays distributions from net investment income quarterly and net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security,

33

Notes to financial statements
Delaware REIT Fund

1. Significant Accounting Policies (continued)

the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Oct. 31, 2013.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Oct. 31, 2013.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Oct. 31, 2013, the Fund earned $ 713 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively nonroutine expenses)) do not exceed 1.25% of the Fund’s average daily net assets from Feb. 28, 2013 through Feb. 28, 2014. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement may only be terminated by agreement of DMC and the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Oct. 31, 2013, the Fund was charged $11,208 for these services.

34

DSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments® Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund. These amounts are included in the statement of operations as dividend disbursing and transfer agent fees and expenses. For the year ended Oct. 31, 2013, the amounts charged by DSC and BNYMIS were $322,516 and $65,529, respectively.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 1.00% of the average daily net assets of the Class B and Class C shares. Effective Oct. 1, 2013, the Fund pays DDLP an annual distribution and service fees of 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively. Prior to Oct. 1, 2013, the Fund paid DDLP an annual distribution and service fee of 0.30% and 0.60%, respectively, of the average daily net assets of the Class A and Class R shares, respectively. For the period from Nov. 1, 2012 to Oct. 1, 2013, the distribution and service fees for Class A and Class R shares were contractually limited to 0.25% and 0.50% of the classes’ average daily net assets. Institutional Class shares pay no distribution and service expenses. Effective Oct. 1, 2013, DDLP has contractually agreed to waive Class B shares’ 12b-1 fees to 0.25% of average daily net assets through Sept. 30, 2014. This waiver and reimbursement may be terminated only by agreement of the distributor and the Fund.

As provided in the investment management agreement, the Fund bears the cost of certain legal services, including internal legal services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended Oct. 31, 2013, the Fund was charged $ 6,880 for internal legal services provided by DMC and/or its affiliates’ employees.

For the year ended Oct. 31, 2013, DDLP earned $21,316 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2013, DDLP received gross CDSC commissions of $ 0, $ 55 and $ 544 on redemptions of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Oct. 31, 2013, the Fund made purchases of $225,149,116 and sales of $ 229,236,744 of investment securities other than short-term investments.

35

Notes to financial statements
Delaware REIT Fund

3. Investments (continued)

At Oct. 31, 2013, the cost of investments for federal income tax purposes was $218,674,270. At Oct. 31, 2013, net unrealized appreciation was $10,426,336, of which $17,361,848 related to unrealized appreciation of investments and $6,935,512 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

36

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Total
Common Stock	$221,794,745	$—	$221,794,745
Short-Term Investments	—	7,305,861	7,305,861
Total	$221,794,745	$7,305,861	$229,100,606

During the year ended Oct. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2013 and 2012 were as follows:

	Year Ended
	10/31/13	10/31/12
Ordinary income	$2,399,906	$3,648,259
Long-term capital gain	1,565,873	—
Total	$3,965,779	$3,648,259

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$212,671,911
*Undistributed long-term capital gain	7,065,944
Unrealized appreciation	10,426,336
Net assets	$230,164,191

*The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in Real Estate Investment Trusts.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

37

Notes to financial statements
Delaware REIT Fund

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to dividends and distributions and tax treatment of REIT adjustments. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2013, the Fund recorded the following reclassifications:

Accumulated net investment loss	$1,325,779
Accumulated net realized gain	(1,325,779)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $11,563,374 was utilized in 2013.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/13	10/31/12
Shares sold:
Class A	1,536,686	1,256,635
Class B	328	369
Class C	254,572	233,353
Class R	289,140	382,481
Institutional Class	1,646,756	1,957,566

Shares issued upon reinvestment of dividends and distributions:
Class A	108,277	102,650
Class B	744	1,787
Class C	14,834	14,616
Class R	11,310	9,479
Institutional Class	151,935	153,938
	4,014,582	4,112,874
Shares redeemed:
Class A	(1,509,862)	(1,411,771)
Class B	(90,700)	(193,029)
Class C	(321,375)	(267,649)
Class R	(278,395)	(209,439)
Institutional Class	(2,008,321)	(2,746,081)
	(4,208,653)	(4,827,969)
Net decrease	(194,071)	(715,095)

38

6. Capital Shares (continued)

For the years ended Oct. 31, 2013 and 2012, 23,638 Class B shares were converted to 23,575 Class A shares valued at $324,264 and 102,624 Class B shares were converted to 102,353 Class A shares valued at $1,254,931, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 13, 2012, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The line of credit was used as described above and operated in substantially the same manner as the original agreement. The line of credit expired on Nov. 12, 2013.

On Nov. 12, 2013, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Fund had no amounts outstanding as of Oct. 31, 2013 or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough

39

Notes to financial statements
Delaware REIT Fund

8. Securities Lending (continued)

collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund had no securities out on loan as of Oct. 31, 2013.

40

9. Credit and Market Risk

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Oct. 31, 2013, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Except as described in Note 7, management has determined that no material events or transactions occurred subsequent to Oct. 31, 2013 that would require recognition or disclosure in the Fund’s financial statements.

41

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Pooled® Trust
and the Shareholders of The Real Estate Investment Trust Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio (one of the series constituting Delaware Pooled Trust, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended October 31, 2009 were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2013

42

Other Fund information
(Unaudited)
Delaware REIT Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	60.52%
(B) Long-Term Capital Gain Distributions (Tax Basis)	39.48%
Total Distributions	100.00%

(A) and (B) is based on a percentage of the Fund’s total distributions.

Board consideration of Delaware REIT Fund investment advisory agreement

At a meeting held on August 20–22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware REIT Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

43

Other Fund information
(Unaudited)
Delaware REIT Fund

Board consideration of Delaware REIT Fund investment advisory agreement (continued)

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods ended March 31, 2013. The Board’s objective is that the Fund’s

44

performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and ten-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and five-year periods was in the first quartile and second quartile, respectively, of its Performance Universe. The Board determined that the Fund’s performance results were mixed. However, on balance, performance was slightly better than median and thus, the Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to

45

Other Fund information
(Unaudited)
Delaware REIT Fund

Board consideration of Delaware REIT Fund investment advisory agreement (continued)

fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

46

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

48

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	70	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
		Board of Governors Member
		Investment Company
		Institute (ICI)

Private Investor	70	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

Executive Vice President	70	Director and Audit Committee
(Emerging Economies Strategies,		Member — Hercules
Risk and Corporate Administration)		Technology Growth
State Street Corporation		Capital, Inc.
(July 2004–March 2011)
President	70	Director — Hershey Trust
Drexel University
(August 2010–Present)		Director and Audit
		Committee Member
President		Community Health Systems
Franklin & Marshall College
(July 2002–July 2010)
Managing Director	70	None
AKA Strategy
(Strategic Consulting)
(1990–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

49

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

50

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	70	None
(2004–Present)

Chief Executive Officer —	70	Trust Manager and
Banco Itaú Europa		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	70	None
(2010–April 2013)
Chief Administrative
Officer (2008–2010)
and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

51

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

52

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	70	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company
(2005–2012)
Founder	70	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

53

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000–
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

54

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	70	None[3]
Deputy General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	70	None[3]
in various capacities at
different times at
Delaware Investments.
David P. O’Connor has served in	70	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	70	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

55

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA

Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Brookline, MA

John A. Fry
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing
Director
AKA Strategy
New York, NY

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Janet L. Yeomans
Former Vice President and
Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers
David F. Connor Senior Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

56

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett1
     John A. Fry
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $317,855 for the fiscal year ended October 31, 2013.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $192,880 for the fiscal year ended October 31, 2012.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of: his education and Chartered Financial Analyst designation; his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers; and his prior service on the audit committees of public companies.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2013.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended October 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $685,000 for the registrant’s fiscal year ended October 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $65,150 for the fiscal year ended October 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2013.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $33,990 for the fiscal year ended October 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2012.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2013.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $7,732,970 and $10,867,923 for the registrant’s fiscal years ended October 31, 2013 and October 31, 2012, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE POOLED® TRUST

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 7, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 7, 2014

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 7, 2014